[LOGO]
SOLID ANSWERS FOR A CHANGING WORLD-REGISTERED TRADEMARK-


[PHOTO]


Annual Report December 31, 1995


[PHOTO] [PHOTO] [PHOTO]


Representing the portfolios of:

- Masters Variable Annuity

- Opportunity Fixed & Variable Annuity

- Wall Street Series VUL 100, 220, & 500

FORTIS SERIES FUND, INC.
ANNUAL REPORT

--------------------------------------------------------------------------------

 HIGHLIGHTS

                                                               U.S.
                                                    MONEY   GOVERNMENT   DIVERSIFIED   GLOBAL   HIGH     ASSET
                                                    MARKET  SECURITIES     INCOME       BOND   YIELD   ALLOCATION
                                                    SERIES    SERIES       SERIES      SERIES  SERIES    SERIES
                                                    ------  ----------   -----------   ------  ------  ----------
FOR THE PERIOD ENDED DECEMBER 31, 1995:

NET ASSET VALUE PER SHARE:
  Beginning of period.............................  $10.63    $ 9.40       $10.40      $10.00  $ 9.47    $13.56
  End of period...................................  $10.83    $11.16       $12.20      $11.30  $ 9.74    $15.90

ACCUMULATION UNIT PERFORMANCE:
  Fortis Opportunity Annuity/ Masters Variable
  Annuity.........................................  +4.31 %   +17.22%      +15.72%     +17.43% +11.26%   +20.35%
  Harmony Investment Life.........................  +4.94 %   +17.92%      +16.41%     +18.13% +11.93%   +21.07%
  Wall Street Series 220/500......................  +4.50 %   +17.43%      +15.92%     +17.64% +11.46%   +20.56%

                                                      GLOBAL
                                                      ASSET       GROWTH    GLOBAL  GROWTH  INTERNATIONAL   AGGRESSIVE
                                                    ALLOCATION   & INCOME   GROWTH  STOCK       STOCK         GROWTH
                                                      SERIES      SERIES    SERIES  SERIES     SERIES         SERIES
                                                    ----------   --------   ------  ------  -------------   ----------
NET ASSET VALUE PER SHARE:
  Beginning of period.............................    $10.00      $10.07    $12.31  $22.11     $10.00         $ 9.80
  End of period...................................    $11.42      $12.83    $15.97  $28.09     $11.27         $12.68

ACCUMULATION UNIT PERFORMANCE:
  Fortis Opportunity Annuity/ Masters Variable
  Annuity.........................................    +15.90%     +27.98%   +28.74% +25.96%    +12.83%        +28.15%
  Harmony Investment Life.........................    +16.59%     +28.74%   +29.52% +26.72%    +13.52%        +28.92%
  Wall Street Series 220/500......................    +16.11%     +28.20%   +28.97% +26.18%    +13.05%        +28.38%

--------------------------------------------------------------------------------

 OPERATING EXPENSES:*

                                                                U.S.
                                                    MONEY    GOVERNMENT   DIVERSIFIED   GLOBAL    HIGH      ASSET
                                                    MARKET   SECURITIES     INCOME       BOND    YIELD    ALLOCATION
                                                    SERIES     SERIES       SERIES      SERIES   SERIES     SERIES
                                                    ------   ----------   -----------   ------   ------   ----------
FOR THE PERIOD ENDED DECEMBER 31, 1995:

Investment Advisory and Management Fee............   .30%       .46%         .47%        .75%     .50%       .49%
Other Expenses....................................   .10%       .07%         .08%        .53%     .13%       .06%
                                                    ------      ---          ---        ------   ------      ---
Total Fortis Series Operating Expenses............   .40%       .53%         .55%       1.28%     .63%       .55%
                                                    ------      ---          ---        ------   ------      ---

                                                      GLOBAL
                                                      ASSET      GROWTH &   GLOBAL   GROWTH   INTERNATIONAL   AGGRESSIVE
                                                    ALLOCATION    INCOME    GROWTH   STOCK        STOCK         GROWTH
                                                      SERIES      SERIES    SERIES   SERIES      SERIES         SERIES
                                                    ----------   --------   ------   ------   -------------   ----------
Investment Advisory and Management Fee............     .90%        .70%       .70%     .62%        .85%          .70%
Other Expenses....................................     .38%        .10%       .10%     .05%        .29%          .11%
                                                     -----         ---      ------   ------      -----           ---
Total Fortis Series Operating Expenses............    1.28%        .80%       .80%     .67%       1.14%          .81%
                                                     -----         ---      ------   ------      -----           ---

* Represents the expenses of the series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.

HOW TO USE THIS REPORT

For a quick overview of the fund's
performance during the past year,
refer to the Highlights box. The
letter from the portfolio managers
and presidents provide a more
detailed analysis of the fund and
financial markets.

The charts alongside the letter are
useful because they provide more
information about your investments.
The top holdings chart shows the
types of securities in which the
portfolios invests, and the pie
chart shows a breakdown of the
portfolios' assets by sector. The
portfolio changes show the
investment decisions your portfolio
manager has made over the period in
response to changing market
conditions.

The performance chart graphically
compares the portfolios' total
return performance with a selected
investment index. Remember, however,
that an index may reflect the
performance of securities the
portfolio may not hold. Also, the
index does not deduct investment
advisory fees and other fund
expenses, whereas your portfolio
does. Individuals cannot buy an
unmanaged index fund without
incurring some charges and expenses.

This report is just one of several
tools you can use to learn more
about your investment in the Fortis
Family of Products and Services.
Your investment representative, who
understands your personal financial
situation, can best explain the
features of your investment and how
it's designed to help you meet your
financial goals.
          ----------------------------------------------------------------------

CONTENTS
Products and Services                                 2

Letter to Shareholders                                3

Schedules of Investments

  Money Market Series                                15

  U.S. Government Securities Series                  16

  Diversified Income Series                          19

  Global Bond Series                                 23

  High Yield Series                                  25

  Asset Allocation Series                            29

  Global Asset Allocation Series                     35

  Growth & Income Series                             39

  Global Growth Series                               42

  Growth Stock Series                                45

  International Stock Series                         48

  Aggressive Growth Series                           51

Statements of Assets and Liabilities                 54

Statements of Operations                             56

Statements of Changes in Net Assets                  58

Notes to Financial Statements                        60

Independent Auditors' Report                         71

Directors and Officers                               72

FORTIS FINANCIAL GROUP'S OTHER PRODUCTS AND SERVICES

MUTUAL FUNDS/PORTFOLIOS
CONVENIENT ACCESS TO A BROAD RANGE OF SECURITIES

Fortis Bond Funds
  FORTIS MONEY FUND
  FORTIS U.S. GOVERNMENT SECURITIES FUND
  FORTIS GOVERNMENT TOTAL RETURN PORTFOLIO
  FORTIS TAX-FREE MINNESOTA PORTFOLIO
  FORTIS TAX-FREE NATIONAL PORTFOLIO
  FORTIS TAX-FREE NEW YORK PORTFOLIO
  FORTIS HIGH YIELD PORTFOLIO

Fortis Stock Funds
  FORTIS ASSET ALLOCATION PORTFOLIO
  FORTIS CAPITAL FUND
  FORTIS FIDUCIARY FUND
  FORTIS GROWTH FUND
  FORTIS CAPITAL APPRECIATION PORTFOLIO
  FORTIS GLOBAL GROWTH PORTFOLIO

FIXED AND VARIABLE ANNUITIES
TAX-DEFERRED INVESTING

Fortis Opportunity Fixed &
  Variable Annuity
Masters Variable Annuity
  FIXED ACCOUNT
  MONEY MARKET
  U.S. GOVERNMENT SECURITIES
  DIVERSIFIED INCOME
  GLOBAL BOND
  HIGH YIELD
  ASSET ALLOCATION
  GLOBAL ASSET ALLOCATION
  GROWTH & INCOME
  GLOBAL GROWTH
  GROWTH STOCK
  INTERNATIONAL STOCK
  AGGRESSIVE GROWTH

Fortune Fixed Annuities
  SINGLE PREMIUM ANNUITY
  FLEXIBLE PREMIUM ANNUITY

Income Annuities
  GUARANTEED FOR LIFE
  GUARANTEED FOR A SPECIFIC PERIOD

VARIABLE UNIVERSAL LIFE
INSURANCE PROTECTION AND TAX-DEFERRED INVESTMENT OPPORTUNITY

Wall Street Series VUL 100, 220 & 500, Harmony
  FIXED ACCOUNT
  MONEY MARKET
  U.S. GOVERNMENT SECURITIES
  DIVERSIFIED INCOME
  GLOBAL BOND
  HIGH YIELD
  ASSET ALLOCATION
  GLOBAL ASSET ALLOCATION
  GROWTH & INCOME
  GROWTH STOCK
  GLOBAL GROWTH
  INTERNATIONAL STOCK
  AGGRESSIVE GROWTH

Adaptable Life
Universal Life

[FORTIS LOGO

THE FORTIS FINANCIAL GROUP manages and distributes mutual funds, annuities and life insurance products. The mutual funds, variable life and variable annuity products are distributed through FORTIS INVESTORS, INC. and managed by FORTIS ADVISERS, INC. The insurance products are issued by FORTIS BENEFITS INSURANCE COMPANY and TIME INSURANCE COMPANY.

FOR MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS. WRITE TO: FORTIS INVESTORS, INC., P.O. BOX 64284, ST. PAUL, MN 55164. READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY.

FORTIS SERIES FUND, INC. ANNUAL REPORT,
DECEMBER 31, 1995

DEAR SHAREHOLDER,

We're pleased to present the Fortis Series Fund, Inc. annual report for the period ended December 31, 1995.

ECONOMIC REVIEW AND INVESTMENT STRATEGIES

Calendar year 1995 will go down as one of the best performance years in history for financial assets. Lower long-term interest rates in the United States was the key driving force in the strong returns generated in many of the world's fixed income and equity markets. Moderate economic growth worldwide and a benign rate of global inflation allowed the bond market to rally strongly during the year. Equity markets were further supported by strong corporate earnings and by increased activity in the merger and acquisition area in the United States. While the outlook for 1996 remains uncertain, we are optimistic that many of the positive trends from 1995 could carry forward into the present calendar year.

On the fixed income side, markets have performed well. During 1995, longer-term rates declined about 2 percent. The rally in bond prices was caused by signs of an economic slowdown combined with subdued inflation. The Federal Reserve confirmed the bond market's recognition of a slowdown by lowering short-term rates in July and again in December.

Recently, the consumer is showing some signs of spending fatigue, as indicated by reports from major retailers of poor holiday results, after generally small gains all year. In addition, job growth has been limited, jobless claims have drifted higher, help wanted advertising has declined, and in, general, people feel the job market is tight.

These developments point to the likelihood that economic expansion will continue, but will probably lose rather than gain momentum as we move into 1996. In this environment, with inflation stable or decreasing, it is likely that monetary policy will be more accommodative; perhaps lowering the federal funds' rate again in the first or second quarter. Meanwhile, near term economic activity will be only nominally impacted by the outcome of current budget compromise efforts.

In our view, this economic background has been and continues to be very favorable for fixed income markets. As long as productivity continues to rise and wage increases remain minor, inflation should stay below 3 percent.

           [PHOTO]

           [PHOTO]

           [PHOTO]

MONEY MARKET SERIES

In the last quarter of 1995, the average maturity of this portfolio was lengthened from an average of about thirty days to more than fifty days. The increase in the average maturity of the portfolio was made to better position the fund for a declining short-term rate environment.

Despite two federal funds target reductions, the yield on this portfolio has remained quite stable at about 5.50%. However, we anticipate further easing by the Federal Reserve to produce lower short-term rates and cause this portfolio to yield somewhat less in the new year.

Our long-term policy in this portfolio continues to emphasize safety, quality and liquidity. The fund's investments are drawn from an approved list of carefully researched firms that operate in diverse industries. The fund is currently 100% invested in First Tier securities.

U.S. GOVERNMENT SECURITIES SERIES

The changes within this portfolio during the last six months reflect our positive outlook for fixed income markets. We extended the portfolio duration from 4.75 years at midyear to 5.5 years where it was sustained through year-end. The duration extension was accomplished through the reduction of mortgage backed securities and callable investment grade corporate bonds which we replaced with non-callable treasury notes and bonds. The effect on the portfolio was to improve overall quality and position it to respond more favorably to lower interest rates.

U.S. GOVERNMENT SECURITIES SERIES
Value of $10,000 invested on March 24, 1987

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 U.S. GOVERNMENT SECURITIES SERIES
   AVERAGE ANNUAL TOTAL RETURN*
                                                                Since March 24,
1 Year                                             5 Year                1987**
+18.78%                                            +8.10%                +7.69%
                                          Lehman Brothers
                                       Intermediate Gov't       U.S. Government
                                                 Index***     Securities Series
03/24/87                                           10,000                10,000
87                                                 10,240                 9,994
88                                                 10,895                10,630
89                                                 12,277                12,027
90                                                 13,450                12,981
91                                                 15,348                14,845
92                                                 16,411                15,756
93                                                 17,751                17,245
94                                                 17,464                16,135
95                                                 19,996                19,166

                     Annual period ended December 31

Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 ** Date shares were first offered to the public.
*** An unmanaged index of government bonds with an average maturity of three to four years.

U.S. GOVERNMENT SECURITIES SERIES
TOP TEN HOLDINGS AS OF 12/31/95

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  U.S. Treasury Bond (8.125%) 2021                         9.0%
 2.  FHLB Note (7.31%) 2004                                   9.0%
 3.  FHLB Global Note (6.125%) 1996                           6.0%
 4.  FNMA (7.00%) 2025                                        5.6%
 5.  DLJ Mtg Acceptance Corp. (8.50%) 2001                    5.0%
 6.  Nomura Asset Securities Corp. (6.68%) 2003               4.4%
 7.  U.S. Treasury Bond (7.625%) 2025                         4.1%
 8.  FNMA Global Note (6.85%) 2000                            4.0%
 9.  FNMA Global Note (7.40%) 2004                            3.6%
10.  Green Tree Financial Corp. (7.65%) 2019                  3.0%

MONEY MARKET SERIES
PORTFOLIO COMPOSITION BY INDUSTRY AS OF 12/31/95

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Consumer Finance                                    21.0%
Banks                                               17.6%
Diversified Finance                                 16.4%
Captive Equipment Finance                           12.9%
Utilities - Electric                                 9.0%
Captive Auto Finance                                 5.7%
Beverage                                             4.7%
Tobacco                                              4.5%
Industrial                                           4.3%
Captive Oil Finance                                  2.9%
Other                                                1.0%

U.S. GOVERNMENT SECURITIES SERIES
PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 12/31/95

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FNMAs                                               24.8%
U.S. Treasury Securities                            19.5%
Other Direct Federal Obligations                    15.0%
Manufactured Homes                                   9.3%
GNMAs                                                8.3%
Asset Backed Commercial Loans                        7.2%
Asset Backed Multi-Family Loans                      6.3%
Other                                                3.2%
Cash Equivalents/Receivables                         2.7%
Waste Disposal                                       2.1%
Other Government Agencies                            1.6%

DIVERSIFIED INCOME SERIES

Changes in this portfolio's structure are consistent with our overall investment strategy. The duration was lengthened during the year in anticipation of lower rates and was 5.1 years at the close of 1995. This duration helped the portfolio participate in the recent bond rally. The most significant change in this portfolio was an increase in commitment to investment grade corporate bonds. This sector was more than tripled to the current 16.6 percent of assets. Investment grade securities performed well in 1995 as the incremental yield over comparable treasury securities or "spread" lessened. We also lowered the commitment to the noninvestment grade sector from nearly 21 percent at the beginning of the year to 16.9 percent at the end. The net result of these portfolio moves is a portfolio with higher credit quality and better liquidity.

DIVERSIFIED INCOME SERIES
Value of $10,000 invested on May 2, 1988

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     DIVERSIFIED INCOME SERIES
   AVERAGE ANNUAL TOTAL RETURN*
                                                                          Since
1 Year                                             5 Year         May 2, 1988**
+17.26%                                            +9.00%                +9.14%
                                          Lehman Brothers
                                                Aggregate    Diversified Income
                                             Bond Index**                Series
05/02/88                                           10,000                10,000
88                                                 10,454                10,390
89                                                 11,973                11,668
90                                                 13,046                12,704
91                                                 15,133                14,567
92                                                 16,254                15,598
93                                                 17,838                17,588
94                                                 17,333                16,670
95                                                 20,535                19,548

                     Annual period ended December 31

Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 ** Date shares were first offered to the public.
*** An unmanaged index of government, corporate and mortgage-backed securities with an average maturity of approximately nine years.

DIVERSIFIED INCOME SERIES
PORTFOLIO COMPOSITION BY INDUSTRY AS OF 12/31/95

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                               27.9%
FNMAs                                               17.9%
U.S. Treasury Securities                            13.0%
GNMAs                                                9.8%
Manufactured Homes                                   7.1%
Banks                                                5.3%
Other Direct Federal Obligations                     5.2%
Asset Backed Commercial Loans                        4.4%
Cash Equivalents/Receivables                         3.4%
Foreign - Government Agencies                        3.1%
Miscellaneous                                        2.9%

DIVERSIFIED INCOME SERIES
TOP TEN HOLDINGS AS OF 12/31/95

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  U.S. Treasury Bond (8.125%) 2021                         7.9%
 2.  FNMA (7.00%) 2025                                        4.7%
 3.  FHLB Note (7.31%) 2004                                   4.5%
 4.  GNMA (9.00%) 2020                                        3.9%
 5.  Hydro-Quebec (8.05%) 2024                                3.1%
 6.  FNMA Note (7.40%) 2004                                   3.0%
 7.  FNMA Remic (7.00%) 2020                                  2.8%
 8.  U.S. Treasury Note (9.375%) 1996                         2.8%
 9.  Nationsbank Corp. (7.75%) 2015                           2.5%
10.  Oakwood Mortgage Investors, Inc. (7.10%) 2020            2.4%

MERCURY ASSET MANAGEMENT
GLOBAL BOND SERIES

Over the year, the portfolio fully participated in the what was generally a positive environment for the global bond markets. The portfolio's performance can be attributed to several key decisions:

During the first half of the year, and especially in the first quarter, the portfolio maintained significant exposure to the Japanese bond market and currency. This stance was changed in the latter half of the year when all Japanese security holdings (except for a currency contract) were eliminated.

The portfolio remained generally overweight in the European bond markets with particular concentration in the Deutschemark-bloc markets of Germany, Denmark and the Netherlands. The higher yielding, lower quality European markets were either underweighted or shunned altogether.

Over the year, the portfolio's U.S. bond exposure was gradually reduced from a modestly overweight stance to a modestly underweight stance. On balance, this neither added to nor detracted from the portfolio's performance relative to benchmark.

The portfolio utilizes forward currency contracts to manage foreign currency exposure. During the year, through the use of forward contracts, the portfolio hedged a portion of its assets back into the U.S. dollar. This added to relative performance as the U.S. dollar strengthened in the latter part of the year.

The portfolio's structure finished the year anticipating further interest rate reductions in Europe, upward pressure on interest rates in Japan and a stronger U.S. dollar.

GLOBAL BOND SERIES
Value of $10,000 invested on January 3, 1995

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        GLOBAL BOND SERIES
   AVERAGE ANNUAL TOTAL RETURN*
Since
January 3, 1995**
+19.02%
                                       Salomon Bros World
                                      Gov't Bond Index***    Global Bond Series
01/3/95                                            10,000                10,000
12/31/95                                           11,972                11,902

                     Annual period ended December 31

Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 ** Date shares were first offered to the public.
*** An unmanaged index of world government bonds with maturities of at least one year.

GLOBAL BOND SERIES
PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF 12/31/95

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United States                                       33.2%
Germany                                             28.6%
France                                              10.5%
United Kingdom                                       9.2%
Denmark                                              8.8%
Japan                                                4.6%
Cash Equivalents/Receivables                         4.0%
Netherlands                                          1.1%

GLOBAL BOND SERIES
TOP TEN HOLDINGS AS OF 12/31/95

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  Kreditanstalt Fuer Wiederaufbau (7.50%) 2000
     (Germany)                                                8.7%
 2.  United Kingdom Treasury (8.00%) 2000                     7.4%
 3.  U.S. Treasury Note (7.75%) 2000                          7.3%
 4.  U.S. Treasury Note (5.25%) 1998                          6.8%
 5.  German Government (8.375%) 2001                          6.1%
 6.  General Electric Capital Corp. (8.125%) 2007             5.7%
 7.  U.S. Treasury Bond (8.875%) 2017                         5.2%
 8.  Deutsche Ausgleichsbank (6.375%) 2002 (Germany)          4.8%
 9.  Landeskreditbank Baden-Wurttemberg (6.625%) 2003
     (Germany)                                                4.7%
10.  Export-Import Bank of Japan (5.875%) 2003                4.6%

HIGH YIELD SERIES

Over the past year, the high yield bond market kept pace with the strong rallies in government and high grade corporate bonds, but did not significantly outperform those sectors as in the previous three and a half years. Despite the low to moderate growth demonstrated by the U.S. economy, credit quality within the high yield bond universe has actually declined slightly during the last 12 months. We believe this negative trend is due to the large number of lower-quality bonds issued two to three years ago by companies whose prospects have not mirrored the improvements in the economy. Our current outlook on the high yield bond market remains cautious.

The High Yield Series delivered disappointing returns during the last 12 months due to its exposure to retail, consumer goods and gaming companies that did not perform well because of weaknesses in consumer spending and/or extremely competitive environments.

In August, we began to reposition the portfolio by improving its overall credit quality, increasing its trading liquidity, and, most importantly, focusing on sectors such as telecommunication and broadcasting, which we believe will exhibit good momentum through 1996. In the last three months of the year, the portfolio's performance improved relative to other high yield funds, and we now feel the portfolio is in a better position to deliver good relative performance in the coming years.

HIGH YIELD SERIES
Value of $10,000 invested on May 2, 1994

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         HIGH YIELD SERIES
   AVERAGE ANNUAL TOTAL RETURN*
                                                    Since
1 Year                                      May 2, 1994**
+12.73%                                            +6.97%
                                          Lehman Brothers
                                      High Yield Index***     High Yield Series
05/2/94                                            10,000                10,000
12/31/94                                           10,165                 9,925
12/31/95                                           12,150                11,189

                     Annual period ended December 31

Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 ** Date shares were first offered to the public.
*** An unmanaged index of lower quality, high yield corporate debt securities.

HIGH YIELD SERIES
PORTFOLIO COMPOSITION BY INDUSTRY AS OF 12/31/95

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                               28.2%
Cable Television                                    13.4%
Leisure Time-Amusements                             13.1%
Telecommunications                                  10.2%
Retail-Grocery                                       7.7%
Cash Equivalents/Receivables                         7.2%
Broadcasting                                         5.3%
Metals-Mining and Miscellaneous                      3.9%
Chemicals                                            3.8%
Hotel and Motel                                      3.7%
Housing                                              3.5%

HIGH YIELD SERIES
TOP TEN HOLDINGS AS OF 12/31/95

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  Videotron Holdings plc (11.67%) 2000                     2.2%
 2.  American Communications Services, Inc. (13.00%)
     2005 (and warrants)                                      2.0%
 3.  Paging Network, Inc. (10.125%) 2007                      1.9%
 4.  Renco Metals, Inc. (12.00%) 2000                         1.9%
 5.  Thrifty Payless, Inc. (12.25%) 2004                      1.9%
 6.  LaRoche Industries, Inc. (13.00%) 2004                   1.9%
 7.  Abbey Healthcare Group (9.50%) 2002                      1.9%
 8.  Computervision Corp. (11.375%) 1999                      1.9%
 9.  Dominick's Finer Foods, Inc. (10.875%) 2005              1.9%
10.  Comcast Corp. (9.375%) 2005                              1.9%

ASSET ALLOCATION SERIES

During early November, the allocation mix of this series changed from 50/50 (stocks/bonds) to 45/55 (stock/bonds).

The equity portion of this series has benefited from the general rise of the equity markets. The portfolio is diversified in various economic sectors with a focus on larger-capitalized growth companies with dominant market positions. These larger companies should continue to prosper in a favorable market environment, especially during periods of slower corporate earnings growth.

In the bond portion, the duration was lengthened from five years at the beginning of 1995 to the current 5.2 years. This was done in anticipation of lower rates, especially after rates backed-up midyear. Additionally, we more than tripled our exposure to the investment grade corporate bond sector and lessened the holdings in high yield securities from nearly 12 percent at the beginning of the year to its year-end exposure of less than 7 percent.

ASSET ALLOCATION SERIES
Value of $10,000 invested on May 1, 1987

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      ASSET ALLOCATION SERIES
   AVERAGE ANNUAL TOTAL RETURN*
                                                                          Since
1 Year                                             5 Year         May 1, 1987**
+21.97%                                           +12.75%                +9.80%
                                          Lehman Brothers                            Asset Allocation
                                     Aggregate Bond Index
                                                        +            S&P 500 ++                Series
05/01/87                                           10,000                10,000                10,000
87                                                 10,393                 8,750                 9,426
88                                                 11,213                10,221                 9,776
89                                                 12,842                13,440                12,097
90                                                 13,993                13,013                12,341
91                                                 16,232                16,989                15,752
92                                                 17,434                18,291                16,847
93                                                 19,133                20,119                18,496
94                                                 18,591                20,382                18,439
95                                                 22,026                28,026                22,490

                     Annual period ended December 31

Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
 * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
** Date shares were first offered to the public.
 + An unmanaged index of government, corporate, and mortgage-backed securities with an average maturity of approximately nine years.
++ This is an unmanaged index of 500 common stocks.

ASSET ALLOCATION SERIES
PORTFOLIO ALLOCATION AS OF 12/31/95

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Bonds                                               49.6%
Equity Securities                                   45.6%
Cash Equivalents/Receivables                         4.8%

ASSET ALLOCATION SERIES
TOP HOLDINGS AS OF 12/31/95

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  First Data Corp.                                         2.1%
 2.  3Com Corp.                                               2.0%
 3.  Oracle Corp.                                             1.5%
 4.  Green Tree Financial Corp.                               1.4%
 5.  Cisco Systems, Inc.                                      1.3%

Bonds
-------------------------------------------------------------------
 1.  Browning-Ferris, Inc. (7.40%) 2035                       2.1%
 2.  Hydro-Quebec (8.05%) 2024                                2.0%
 3.  Oakwood Mortgage Investors, Inc. (7.10%) 2020            2.0%
 4.  FNMA (7.00%) 2025                                        1.8%
 5.  FNMA (7.25%) 2005                                        1.8%

PORTFOLIO CHANGES FOR THE
YEAR ENDED 12/31/95

STOCK ADDITIONS:
Adobe Systems, Inc.
Bay Networks, Inc.
Boston Scientific Corp.
Ceridian Corp.
Computer Associates International, Inc.
Disney (Walt) Co.
Micron Technology, Inc.
Oxford Health Plans, Inc.
Solectron Corp.
Tellabs, Inc.

STOCK ELIMINATIONS:
ALC Communications Corp.
Brinker International, Inc.
First Financial Management Corp.
General Instrument Corp.
Lotus Development Corp.
Sensormatic Electronics Corp.
Telephone & Data Systems, Inc.
Toys 'R' Us, Inc.
Value Health, Inc.
Viacom, Inc. Non-Voting
WMX Technologies, Inc.

MORGAN STANLEY ASSET MANAGEMENT
GLOBAL ASSET ALLOCATION SERIES

In 1995 this portfolio's positive performance lagged that of it's benchmark indices. This was due to the fact that the portfolio's holdings were not perfectly aligned with those of the indices.

As 1995 came to a close, both bond and equity markets seemingly concluded that the world economy is in for a substantial period of low growth, with inflationary pressures well contained at all stages of the so called economic cycle. Evidence supporting this conclusion comes in different forms from the three major economic blocs of the developed world.

In the U.S., there appears to be a hesitant recovery from the mid-cycle inventory correction the economy experienced earlier in the year. In Europe, the export led recovery appears to have come to an abrupt halt and a sharp increase in inventories will weaken the continent's economies in the quarters ahead. Meanwhile, the recovery to date has done little to dent the high levels of unemployment in Europe attributable to the region's inflexible labor markets. Finally, in Japan, an economic recovery is developing. This is a result of currency depreciation, debt financed growth in government spending and an extraordinarily loose monetary policy pursued by the Bank of Japan, which is intent on reliquifying the country's ailing banking system. Despite these inflationary measures, pressures remain minimal.

We conclude that world markets will be confronted in the year ahead by different factors in different regions. The United States is looking vulnerable from the viewpoint of equity valuations given that core earnings growth is already slowing sharply. Japan looks attractive in the short term, but Japanese equities should not price off the current level of Japanese bond yields, which are unsustainably low. As for bond markets elsewhere, there is no room for disappointment on the inflation front.

GLOBAL ASSET ALLOCATION SERIES
Value of $10,000 invested on January 3, 1995

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  GLOBAL ASSET ALLOCATION SERIES
   AVERAGE ANNUAL TOTAL RETURNS*
Since
January 3, 1995**
+17.47%
                                         Salomon Brothers
                                                    World                                Global Asset
                                       Gov't Bond Index++    MSCI World Index +     Allocation Series
01/3/95                                            10,000                10,000                10,000
12/31/95                                           11,972                12,132                11,747

                     Annual period ended December 31

Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
 * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
** Date shares were first offered to the public.
 + An unmanaged index of world government bonds with maturities of at least one year.
++ An unmanaged index of the world's major equity markets in U.S.
   dollars, weighted by stock market value.

GLOBAL ASSET ALLOCATION SERIES
PORTFOLIO ALLOCATION AS OF 12/31/95

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities                                   40.9%
Bonds                                               35.7%
Cash Equivalents/Receivables                        23.4%

GLOBAL ASSET ALLOCATION SERIES
TOP TEN HOLDINGS AS OF 12/31/95

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  U.S. Treasury Note (7.25%) 2004                          3.6%
 2.  U.S. Treasury Note (6.25%) 2000                          3.3%
 3.  United Kingdom Treasury (7.00%) 2001                     2.3%
 4.  U.S. Treasury Note (7.875%) 2004                         2.3%
 5.  French Treasury Bill (7.75%) 2000                        2.2%
 6.  Spanish Government (10.30%) 2002                         2.1%
 7.  German Unity Fund (8.00%) 2002                           2.0%
 8.  Treuhandanstalt (6.75%) 2004                             1.8%
 9.  German Government (6.50%) 2003                           1.8%
10.  Swedish Government (10.25%) 2000                         1.6%

GROWTH AND INCOME SERIES

The Growth and Income Series focuses on dividend-paying companies with solid earnings growth potential. We seek companies that can grow their dividend stream over the longer term, yet provide shareholders with a reasonable current yield relative to the Standard and Poor's 500 Stock Index. The goal is to provide a total return that will be competitive with the general stock market over the longer term. The portfolio is highly diversified with exposure to numerous industries, including financial services, healthcare and companies involved in basic sectors, such as chemicals, telephone utilities and energy.

In 1995 the portfolio's performance was commendable, but lagged the performance of it's benchmark index. This was due to the relative performance of their respective holdings and the various industries involved.

GROWTH AND INCOME SERIES
Value of $10,000 invested on May 2, 1994

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                             GROWTH & INCOME
                                          S&P 500***              SERIES
05/02/94                                           10,000                10,000
12/31/94                                           10,397                10,174
12/31/95                                           14,297                13,196
Growth & Income Series
Average Annual Total Return*
                                                    Since
1 Year                                      May 2, 1994**
+29.70%                                           +18.09%

                     Annual period ended December 31

Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 ** Date shares were first offered to the public.
*** An unmanaged index of 500 common stocks.

GROWTH & INCOME SERIES
PORTFOLIO COMPOSITION BY INDUSTRY AS OF 12/31/95

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                               34.5%
Cash Equivalents/Receivables                        11.9%
Drugs                                               10.3%
Finance Companies                                   10.0%
Utilities - Telephone                                7.9%
Machinery - Oil and Well                             5.4%
Oil - Crude Petroleum and Gas                        5.2%
Natural Gas Transmissions                            3.9%
Publishing                                           3.8%
Chemicals                                            3.7%
Miscellaneous                                        3.4%

GROWTH AND INCOME SERIES
TOP TEN HOLDINGS AS OF 12/31/95

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Williams Companies, Inc.                                 2.3%
 2.  Federal National Mortgage Association                    2.3%
 3.  U.S. HealthCare, Inc.                                    2.2%
 4.  Household International, Inc.                            2.2%
 5.  Telecom Corp. of New Zealand Ltd. ADR                    2.1%
 6.  American Home Products Corp.                             2.1%
 7.  Mercury Finance Co.                                      2.1%
 8.  Ethyl Corp.                                              2.0%
 9.  Sonat, Inc.                                              2.0%
10.  McGraw-Hill Companies, Inc.                              2.0%

PORTFOLIO CHANGES FOR THE
YEAR ENDED 12/31/95

ADDITIONS:
American Home Products Corp.
El Paso Natural Gas Co.
Frontier Corp.
Genuine Parts Co.
GTE Corp.
Lilly (Eli) & Co., Inc.
New England Business Service, Inc.
Snap-On, Inc.
U.S. HealthCare, Inc.
Williams Companies, Inc.

ELIMINATIONS:
Crompton and Knowles Corp.
Hanson PLC
Hong Kong Telecommunications Ltd. ADR
Kellwood Co.
Louisiana Land & Exploration Co.
Lubrizol Corp.
McDermott International, Inc.
National Data Corp.
Petrolite Corp.
Rochester Telephone Corp.
TJX Companies, Inc.
UST, Inc.
WMX Technologies Inc.

GLOBAL GROWTH SERIES

As a global portfolio, the Global Growth Series has the flexibility to invest in a variety of stock markets around the world, including the United States. This is a highly diversified portfolio with holdings in 25 different nations. Our investment focus is on companies with strong market positions and superior growth prospects relative to the respective local economy.

When researching potential investments, we look for companies with strong management, a growth strategy, healthy balance sheets to finance future growth and an ability to dominate its market or industry niche. We have found that companies with these characteristics can achieve superior returns on their investments and above average returns for shareholders. Global Growth Series' performance over the past year can be attributed to favorable stock selection and an improved environment for growth-oriented investments.

The long-term outlook for global growth investment remains favorable. The trends toward greater globalization in areas such as communication, business and investments will likely continue to proliferate and companies with strong market positions in rapidly growing industries will likely prosper. With a global approach to growth investing, we are able to expose the investor to the world's most dynamic growth segments, while providing greater diversification that can help reduce the volatility traditionally associated with growth stock investing.

GLOBAL GROWTH SERIES
Value of $10,000 invested on May 1, 1992

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                              GLOBAL GROWTH
                                     MSCI WORLD INDEX***        PORTFOLIO
05/01/92                                           10,000                10,000
92                                                 10,236                11,088
93                                                 12,613                13,075
94                                                 13,317                12,685
95                                                 16,156                16,553
Global Growth Series
Average Annual Total Return*
                                                    Since
1 Year                                      May 1, 1992**
+30.49%                                           +14.73%

                     Annual period ended December 31

Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 ** Date shares were first offered to the public.
*** An unmanaged index of the world's major equity markets in U.S.
    dollars, weighted by stock market value.

GLOBAL GROWTH SERIES
PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF 12/31/95

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United States                                       49.6%
Other                                               13.5%
Japan                                                7.0%
Germany                                              6.8%
United Kingdom                                       5.5%
Netherlands                                          4.2%
Sweden                                               4.1%
Italy                                                3.5%
France                                               2.9%
Finland                                              2.8%
Cash Equivalents/Receivables                         0.1%

GLOBAL GROWTH SERIES
TOP TEN HOLDINGS AS OF 12/31/95

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  SAP AG Systeme Preferred (Germany)                       4.6%
 2.  Gartner Group, Inc. Class A (US)                         3.7%
 3.  Nokia (AB) K Shares (Finland)                            2.8%
 4.  SGL Carbon AG (Germany)                                  2.1%
 5.  Anixter International, Inc. (US)                         2.0%
 6.  3Com Corp. (US)                                          2.0%
 7.  Randstad Holdings NV (Netherlands)                       2.0%
 8.  Dixons Group plc (United Kingdom)                        1.8%
 9.  Fila Holdings S.p.A. ADR (Italy)                         1.8%
10.  Input/Output, Inc. (US)                                  1.8%

PORTFOLIO CHANGES FOR THE
YEAR ENDED 12/31/95

ADDITIONS:
American Oncology Resources, Inc.
Anixter International, Inc.
Avant! Corp.
Bangkok Bank Co. Ltd.
Barco NV
Bed, Bath & Beyond, Inc.
Buenos Aires Embotelladora S.A. ADR
Canadian National Railway Co.
Cheesecake Factory, Inc.
Credit Acceptance Corp.
Crown Cork and Seal Company, Inc.
De Rigo S.p.A. ADR
Dixons Group plc
First Pacific Co. Ltd.
Gucci Group
HCIA, Inc.
Hoganas Class B
Indian Hotels Co., Ltd. (The)
Iochpe Maxion S.A. ADR
Korea Electric Power Corp.
Matsushita Electric Industrial Co., Ltd. ADR
Megaworld Properties Holding, Inc.
Mercury Interactive Corp.
MOL Magyar Olaj-es Gazipari Rt. GDS
Owen Healthcare, Inc.
P.T. Telekomunikasi Indonesia
Roche Holdings AG, Genusschein NVP
Sanofi SA
Santa Isabel S.A. ADR
Scandinavian Mobility International
Service Corp. International
SGL Carbon AG
Sidel SA
Steris Corp.
Telebras ADR
Tellabs, Inc.
Thorn Lighting Group plc
U.S. Robotics Corp.
Videotron Holdings plc ADR
Viking Office Products, Inc.
Western Atlas, Inc.
WM Data AB Class B

ELIMINATIONS:
Alcatel Cable
Alpine Electronics
Banco Latinoamericano de Exportaciones
Boomtown, Inc.
Brinker International, Inc.
Celcius Industrier Class B
Compania de Telefonos de Chile S.A. ADS Cracker Barrel Old Country Store, Inc. Cross Timbers Oil Co.
Dairy Farm International Holdings Ltd.
Elsevier NV
Empresa Nacional Electricidad
Forest Laboratories, Inc.
Franklin Quest Co.
Grupo Televisa, S.A. de C.V. ADR
Huaneng Power International, Inc. ADS
International Game Technology
ITEL Corp.
Jusco Co.
Kirby Corp.
KLM KON Luchtvaart
Kwik Fit Holdings
Maculan Holding ORDS
Maculan Holding Vorzueg
Newbridge Networks Corp. Perrigo Co.
Royal PTT Nederland NV
Sembawang Shipyard Ltd.
Shaw Industries, Inc.
SkyWest, Inc.
Stein Mart, Inc.
Swire Pacific Ltd. "A"
Sybase, Inc.
Tele Danmark A/S
Telecom de Argentina ADR
Telefonica de Argentina ADR
TNT Freightways Corp.
Total Co Francaise Petroles "B"
U.S. HealthCare, Inc.
YPF Sociedadanoni ADR

GROWTH STOCK SERIES

The Growth Stock Series focuses on companies with well above average growth in both revenues and earnings. We generally invest in medium to larger companies that are well managed and have unique investment characteristics. Important growth areas of the portfolio include technology, healthcare, financial services and consumer-related companies with dominant market niches.

Over the past several years, it has become more challenging to find companies that can sustain extraordinary growth rates in revenues. This is due to a lower inflationary environment and a lack of pricing power in many industries. With our focus on high revenue growth, we have been gradually increasing our holdings in technology-related segments of the economy.

Companies with high growth expectations are involved in areas such as networking equipment, communication equipment, database software and applications software for both the internet and client server environments. The common thread among these segments is that their technology is software-based and is difficult for competitors to duplicate. While technology can be a somewhat volatile segment of the market, we continue our efforts to diversify the portfolio in companies that can achieve our expectations for both revenue and earnings growth over the longer term.

GROWTH STOCK SERIES
Value of $10,000 invested on March 24, 1987

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                          S&P 500***       GROWTH STOCK SERIES
03/24/87                                           10,000                10,000
87                                                  8,673                 8,639
88                                                 10,131                 9,027
89                                                 13,322                12,318
90                                                 12,899                11,937
91                                                 16,840                18,323
92                                                 18,130                18,861
93                                                 19,942                20,518
94                                                 20,203                19,940
95                                                 27,780                25,456
Growth Stock Series
Average Annual Total Return*
                                                                          Since
1 Year                                             5 Year      March 24, 1987**
+27.66%                                           +16.35%               +11.24%
Value of $10,000 invested on March
24, 1987

                     Annual period ended December 31

Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 ** Date shares were first offered to the public.
*** An unmanaged index of 500 common stocks.

GROWTH STOCK SERIES
PORTFOLIO COMPOSITION BY INDUSTRY AS OF 12/31/95

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash Equivalents/Receivables                        17.8%
Telecommunications                                  16.6%
Computer - Software                                 16.3%
Other                                               15.3%
Retail - Miscellaneous                               6.6%
Health Care Services                                 5.9%
Electronic - Controls and Equipment                  5.3%
Telephone Services                                   4.3%
Finance Companies                                    4.3%
Restaurants and Franchising                          3.9%
Electronic - Communication Security                  3.7%

GROWTH STOCK SERIES
TOP TEN HOLDINGS AS OF 12/31/95

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  3Com Corp.                                               5.3%
 2.  Cisco Systems, Inc.                                      4.2%
 3.  Oracle Corp.                                             3.7%
 4.  Informix Corp.                                           3.5%
 5.  Tellabs, Inc.                                            3.1%
 6.  Solectron Corp.                                          2.4%
 7.  Microsoft Corp.                                          2.2%
 8.  WorldCom, Inc.                                           2.2%
 9.  Sterling Software, Inc.                                  2.1%
10.  Federal National Mortgage Association                    2.0%

PORTFOLIO CHANGES FOR THE
YEAR ENDED 12/31/95

ADDITIONS:
ADC Telecommunications, Inc.
America Online, Inc.
Andrew Corp.
Ascend Communications, Inc.
Bay Networks, Inc.
Boston Chicken, Inc.
Computer Associates International, Inc.
Cypress Semiconductor Corp.
First Data Corp.
FORE Systems, Inc.
Harrah's Entertainment, Inc.
HBO & Co.
Input/Output, Inc.
LSI Logic Corp.
Medaphis Corp.
Micron Technology, Inc.
Motorola, Inc.
Nokia Corp. Class A ADR
Oxford Health Plans, Inc.
Petroleum Geo-Services A/S ADS
Promus Hotel Corp.
Qualcomm, Inc.
Staples, Inc.
Tommy Hilfiger Corp.
Vencor, Inc.
ELIMINATIONS:
Acclaim Entertainment, Inc.
American Power Conversion Corp.
Brinker International, Inc.
Buffets, Inc.
Centocor, Inc.
Compuware Corp.
Cracker Barrel Old Country Store, Inc.
E M C Corp.
First Financial Management Corp.
Forest Laboratories, Inc.
Grupo Televisa, S.A. de C.V. ADR
International Game Technology
Landmark Graphics Corp.
Newbridge Networks Corp.
Promus Companies, Inc.
Quantum Health Resources, Inc.
Sensormatic Electronics Corp.
Sybase, Inc.
Value Health, Inc.

LAZARD FRERES ASSET MANAGEMENT
INTERNATIONAL STOCK SERIES

International equity markets completed a solid year led by the performance of undervalued European stocks and strong currencies, and the Japanese equity market began to rebound as specific valuations looked attractive and companies began to recognize the need to change internally. Growth remains modest across the European continent with tame inflation, and the outlook is encouraging as interest rates may still have room to fall. Governments are now committed to addressing high budget deficits and structural inefficiencies.

As the European economic environment is showing signs of weakness, companies are forced to shrink their capital base, lower capacity and cut costs to increase or maintain margins. These actions, which U.S. companies were compelled to take early on, are now being mirrored by much of Europe.

Elsewhere, equity markets in Singapore and Malaysia were mostly stagnant, yet stocks continue to trade at high valuations. We maintain a low exposure to Hong Kong where political uncertainty relating to China's "takeover" in 1997 prevents us from finding much risk-adjusted value. Australia and New Zealand are attractive as valuations remain low.

The overall "panic" that sent emerging market investors running last year was not selective in its wake. Therefore, many solid global companies are now trading at attractive valuations, even after adjusting for risk.

After a year of healthy equity returns, it appears the global landscape remains ripe for a sustained period of solid performance. With the backdrop of falling interest rates, modest inflation and growing management initiatives, we feel foreign equities continue to present value opportunities across the globe.

INTERNATIONAL STOCK SERIES
Value of $10,000 invested on January 3, 1995

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                           INTERNATIONAL STOCK
                                         MSCI EAFE***             SERIES
01/03/95                                           10,000                10,000
12/31/95                                           11,155                11,435
International Stock Series
Average Annual Total Return*
                                                    Since
                                        January 3, 1995**
                                                  +14.35%
Value of $10,000 invested on
January 3, 1995

                     Annual period ended December 31

Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 ** Date shares were first offered to the public.
*** An unmanaged index of the stocks of Europe, Australia, and the Far
    East.

INTERNATIONAL STOCK SERIES
PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF 12/31/95

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Japan                                               24.4%
United Kingdom                                      14.8%
France                                              11.4%
Other                                               11.1%
Receivable/Cash Equivalents                          8.7%
Germany                                              8.0%
Netherlands                                          7.2%
Switzerland                                          7.1%
Australia                                            3.9%
Sweden                                               3.4%
International Stock Series
Portfolio Diversification by
Country as of 12/31/95

INTERNATIONAL STOCK SERIES
TOP TEN HOLDINGS AS OF 12/31/95

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Alcatel Alsthom CIE Generale D'Electricite S.A.
     (France)                                                 2.9%
 2.  Mitsubishi Heavy Industries Ltd. (Japan)                 2.4%
 3.  Internationale Nederlanden Groep NV (Netherlands)        2.3%
 4.  Westpac Banking Corp. Ltd. (Australia)                   2.2%
 5.  Sumitomo Trust & Bank (Japan)                            2.1%
 6.  Rohm Co. (Japan)                                         2.1%
 7.  Royal Dutch Petroleum Co. (Netherlands)                  2.1%
 8.  Ciba-Geigy AG (Switzerland)                              2.1%
 9.  Siemens AG (Germany)                                     2.1%
10.  Cadbury Schweppes plc (United Kingdom)                   2.0%

AGGRESSIVE GROWTH SERIES

The Aggressive Growth Series focuses on small to medium size companies that have superior growth rates expected in both revenues and earnings. These companies tend to be innovators in their respective industries and have the potential to develop into tomorrow's growth leaders. Investing in higher risk companies can prove rewarding in a favorable market environment such as 1995. Companies with superior growth rates tend to have higher valuation levels and at times lower levels of liquidity. During severe market corrections, these types of companies can experience volatility. Longer term, however, patient investors can be rewarded by taking the added risk of investing in the premier growth companies of the future.

The portfolio is diversified in various segments of the economy, including technology, consumer-related companies and healthcare services. Many emerging growth companies have gone public in recent years, creating a dynamic environment for investors in rapidly growing companies.

AGGRESSIVE GROWTH SERIES
Value of $10,000 invested on May 2, 1994

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                            AGGRESSIVE GROWTH
                                          S&P 500***              SERIES
05/02/94                                           10,000                10,000
12/31/94                                           10,397                 9,811
12/31/95                                           14,297                12,743
Value of $10,000 invested on May 2,
1994
Aggressive Growth Series
Average Annual Total Return*
                                                    Since
1 Year                                      May 2, 1994**
+29.89%                                           +15.64%

                     Annual period ended December 31

Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 ** Date shares were first offered to the public.
*** An unmanaged index of 500 common stocks.

AGGRESSIVE GROWTH SERIES
PORTFOLIO COMPOSITION BY
INDUSTRY AS OF 12/31/95

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Computer - Software                                 24.5%
Other                                               14.8%
Cash Equivalents/Receivables                        13.1%
Retail - Miscellaneous                              11.3%
Health Care Services                                10.5%
Telecommunications                                   5.4%
Restaurants and Franchising                          5.2%
Business Services and Supplies                       4.6%
Utilities - Telephone                                4.0%
Office Equipment and Supplies                        3.4%
Electronic - Controls and Equipment                  3.2%
Aggressive Growth Series
Portfolio Composition by Industry
as of 12/31/95

AGGRESSIVE GROWTH SERIES
TOP TEN HOLDINGS AS OF 12/31/95

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Informix Corp.                                           3.1%
 2.  American Oncology Resources, Inc.                        2.6%
 3.  Macromedia, Inc.                                         2.4%
 4.  APAC Teleservices, Inc.                                  2.3%
 5.  Corporate Express, Inc.                                  2.2%
 6.  Omnicare, Inc.                                           2.2%
 7.  MFS Communications Co.                                   2.2%
 8.  LCI International, Inc.                                  2.1%
 9.  Sunglass Hut International, Inc.                         2.1%
10.  Input/Output, Inc.                                       2.1%

PORTFOLIO CHANGES FOR THE
YEAR ENDED 12/31/95

ADDITIONS:
ADC Telecommunications, Inc.
American Oncology Resources, Inc.
APAC Teleservices, Inc.
Boston Chicken, Inc.
Cascade Communications Corp.
Cerner Corp.
Cheesecake Factory, Inc.
Citrix Systems, Inc.
CKS Group, Inc.
Davidson and Associates, Inc.
Franklin Electronic Publishers, Inc.
FSI International, Inc.
FTP Software, Inc.
Gadzooks, Inc.
Idexx Laboratories, Inc.
Isolyser Co., Inc.
Legato Systems, Inc.
Macromedia, Inc.
Mecon, Inc.
Medaphis Corp.
Medic Computer Systems, Inc.
MedPartners, Inc.
MIDCOM Communications, Inc.
Netscape Communications Corp.
Network General Corp.
Paradigm Technology, Inc.
Quarterdeck Corp.
Scopus Technology, Inc.
Shiva Corp.
Spyglass, Inc.
Summit Medical Systems, Inc.
Sunglass Hut International, Inc.
Trimble Navigation Ltd.
Visioneer, Inc.

ELIMINATIONS:
American Freightways Corp.
Benchmark Electronics, Inc.
Callaway Golf Co.
Centocor, Inc.
Cygne Designs, Inc.
DOVatron International, Inc.
ECI Telecom Ltd.
Franklin Quest Co.
Landmark Graphics Corp.
Mid Atlantic Medical Services, Inc.
Newbridge Networks Corp.
Powersoft Corp.
Resound Corp.
Rio Hotel & Casino, Inc.
Starbucks Corp.
Stein Mart, Inc.
United Waste System, Inc.
Wall Data

IN CLOSING

We appreciate your investment with Fortis. If you have any questions, please call us or talk with your investment professional.

Sincerely,

         [SIG]                       [SIG]
Dean C. Kopperud                     James S. Byrd
President                            Vice President

       [SIG]                         [SIG]
Howard G. Hudson                     Stephen M. Poling
Vice President                       Vice President

January 22, 1996

FORTIS SERIES FUND, INC.
MONEY MARKET SERIES
Schedule of Investments
December 31, 1995

SHORT-TERM INVESTMENTS-102.94%

--------------------------------------------------------------------------------
                                                                                              Standard
                                                                                              & Poor's
   Principal                                                                                   Rating                      Market
    Amount                                                                                  (Unaudited)     Cost (a)     Value (b)
  -----------                                                                               ------------  ------------  ------------
               BANKS-17.63%
  $1,400,000   Banc One Funding Corp., 5.84% 1-11-1996 (c)................................    A1+          $1,397,562    $1,397,562
     800,000   Deutsche Bank Financial Inc., 5.84% 1-22-1996..............................    A1+             797,213       797,213
   1,693,000   First Trust Money Market Variable Rate Time Deposit, Current Rate -- 5.51%
                 1-2-1996.................................................................    A1+           1,693,000     1,693,000
   1,800,000   First Union Capital Corp., 5.82% 2-12-1996.................................    A1            1,787,831     1,787,831
   1,700,000   Norwest Corp., 5.84% 1-26-1996.............................................    A1+           1,693,051     1,693,051
                                                                                                          ------------  ------------
                                                                                                            7,368,657     7,368,657
                                                                                                          ------------  ------------
               BEVERAGE-4.75%
   2,000,000   Pepsico, Inc., 5.81% 2-16-1996.............................................    A1            1,985,273     1,985,273
                                                                                                          ------------  ------------
               BROKERAGE AND INVESTMENT-2.37%
   1,000,000   Merrill Lynch & Co., Inc., 5.87% 2-29-1996.................................    A1              978,737       991,017
                                                                                                          ------------  ------------
               CAPTIVE AUTO FINANCE-5.67%
   1,000,000   Ford Motor Credit Corp., 5.84% 1-8-1996....................................    A1              998,733       998,733
   1,400,000   General Motors Acceptance Corp., 5.74% 5-6-1996............................    P1*           1,363,358     1,373,379
                                                                                                          ------------  ------------
                                                                                                            2,362,091     2,372,112
                                                                                                          ------------  ------------
               CAPTIVE EQUIPMENT FINANCE-12.93%
   1,800,000   IBM Credit Corp., 5.83% 2-1-1996...........................................    A1            1,790,960     1,790,960
   1,900,000   John Deere Capital Corp., 5.55% 4-17-1996..................................    A1            1,866,212     1,869,277
   1,800,000   PACCAR Financial Co., 5.79% 7-19-1996......................................    A1            1,726,842     1,745,831
                                                                                                          ------------  ------------
                                                                                                            5,384,014     5,406,068
                                                                                                          ------------  ------------
               CAPTIVE OIL FINANCE-2.87%
   1,200,000   Chevron Oil Finance Co., 5.78% 1-11-1996...................................    A1            1,197,917     1,197,917
                                                                                                          ------------  ------------
               CONSUMER FINANCING-21.00%
   1,800,000   American Express Credit Co., 5.83% 1-2-1996................................    A1            1,799,430     1,799,430
   1,800,000   American General Finance Corp., 5.84% 1-3-1996.............................    A1+           1,799,145     1,799,145
   1,800,000   Beneficial Corp., 5.88% 1-17-1996..........................................    A1            1,795,113     1,795,113
   1,600,000   Commercial Credit Corp., 5.92% 1-31-1996...................................    A1            1,592,009     1,592,009
   1,800,000   Household Finance Corp., 5.82% 1-18-1996...................................    A1            1,794,915     1,794,915
                                                                                                          ------------  ------------
                                                                                                            8,780,612     8,780,612
                                                                                                          ------------  ------------
               DIVERSIFIED FINANCE-16.44%
   1,816,000   Associates Corp. Master Variable Rate Note, Current rate -- 5.52%
                 1-2-1996.................................................................    A1+           1,816,000     1,816,000
   1,700,000   CIT Group Holdings, Inc., 5.86% 2-22-1996..................................    A1            1,685,809     1,685,809
   1,700,000   General Electric Capital Corp., 5.65% 4-10-1996............................    A1            1,669,262     1,674,293
   1,700,000   Prudential Funding Corp., 5.88% 1-17-1996..................................    A1+           1,695,368     1,695,368
                                                                                                          ------------  ------------
                                                                                                            6,866,439     6,871,470
                                                                                                          ------------  ------------
               INDUSTRIAL-4.29%
   1,800,000   Xerox Credit Corp., 5.80% 1-16-1996........................................    A1            1,795,464     1,795,464
                                                                                                          ------------  ------------
               TOBACCO-4.52%
   1,900,000   Philip Morris Cos., Inc., 5.69% 2-9-1996...................................    A1            1,888,241     1,888,241
                                                                                                          ------------  ------------
               UTILITIES-ELECTRIC-8.99%
   2,000,000   Central & South West Credit Corp., 5.88% 1-23-1996.........................    A1            1,992,691     1,992,691
   1,772,000   Wisconsin Electric Fuel Trust, 5.84% 1-24-1996.............................    A1+           1,765,266     1,765,266
                                                                                                          ------------  ------------
                                                                                                            3,757,957     3,757,957
                                                                                                          ------------  ------------
               UTILITIES-GAS-1.48%
     621,000   Bay State Gas Co., 5.85% 1-10-1996.........................................    A1              620,012       620,012
                                                                                                          ------------  ------------
               TOTAL SHORT-TERM INVESTMENTS (COST: $42,985,414) (A).......................                               $43,034,800
                                                                                                                        ------------
                                                                                                                        ------------

 (a) At December 31, 1995, the cost of securities for federal income tax purposes was $42,985,414 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

          Unrealized appreciation...........................  $    49,386
          Unrealized depreciation...........................           (0)
          ---------------------------------------------------------------
          Net unrealized appreciation.......................  $    49,386
          ---------------------------------------------------------------

 (b) See Note A of accompanying Notes to Financial Statements regarding valuation of securities.
 (c) Commercial paper sold within the terms of a private placement memorandum, exempt from registration under section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under the guidelines established by the Board of Directors.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
  * Moody's Rating

FORTIS SERIES FUND, INC.
U.S. GOVERNMENT SECURITIES SERIES
Schedule of Investments
December 31, 1995

ASSET BACKED SECURITIES-24.16%

--------------------------------------------------------------------------------
                                                                               Standard
                                                                               & Poor's
   Principal                                                                    Rating                      Market
    Amount                                                                   (Unaudited)     Cost (a)     Value (b)
  -----------                                                                ------------  ------------  ------------
               COMMERCIAL LOANS-7.22%
  $  996,334   Merrill Lynch Mortgage Investors, Inc., 6.7928% Variable
                 Rate Ser 1995-C3 Class A1 6-25-2015.......................    AAA         $ 1,006,142   $ 1,019,686
   1,738,923   Merrill Lynch Mortgage Investors, Inc., 7.522% Variable Rate
                 Ser 1995-C2 Class A1 6-15-2021............................    Aaa*          1,765,278     1,792,449
   8,100,000   Nomura Asset Securities Corp., 6.68% Congregate Care Pass
                 Thru Certificate Ser 1993-1 Class A3 12-15-2003...........    A             7,879,578     8,088,344
   1,260,048   Resolution Trust Corp., 7.15% Mtg Pass Thru Certificate Ser
                 1995-2 Cl M1 5-25-2029....................................    Aa2*          1,256,745     1,276,193
   1,000,000   Resolution Trust Corp., 7.45% Mtg Pass Thru Certificate Ser
                 1995-2 Cl A1C 5-25-2029...................................    Aaa*            994,774     1,011,875
                                                                                           ------------  ------------
                                                                                            12,902,517    13,188,547
                                                                                           ------------  ------------
               MANUFACTURED HOMES-9.35%
   4,577,723   CIT Group Manufactured Housing Contract, 7.70% Sr Sub Pass
                 Thru Certificate Ser 1995-1 Class A 8-15-2020.............    Aaa*          4,575,784     4,719,399
   5,000,000   Green Tree Financial Corp., 7.65% Sr Sub Pass Thru
                 Certificate Ser 1994-1 Class A5 4-15-2019.................    Aa2*          4,980,469     5,437,500
   3,000,000   Green Tree Financial Corp., 8.35% Sr Sub Pass Thru
                 Certificate Ser 1994-7 Class A4 3-15-2020.................    Aaa*          2,996,250     3,254,670
   3,500,000   Oakwood Mortgage Investors, Inc., 7.10% Ser 1995-A Class A3
                 9-15-2020.................................................    AAA           3,496,719     3,677,611
                                                                                           ------------  ------------
                                                                                            16,049,222    17,089,180
                                                                                           ------------  ------------
               MISCELLANEOUS-1.33%
   2,398,745   Vanderbilt Mortgage & Finance, Inc., 7.00% Mfg Housing
                 Contract Ser 1994-A Class A1 7-10-2019....................    AA            2,397,246     2,434,172
                                                                                           ------------  ------------
               MULTI-FAMILY LOANS-6.26%
   8,501,000   DLJ Mtg Acceptance Corp., 8.50% Multifamily Mtg Pass Thru
                 Certificate Ser 1994-4 Cl A2 4-18-2001....................    A             8,568,742     9,070,975
   2,300,000   Paine Webber Mortgage Acceptance Corp. IV, 6.70% Ser 1995-M1
                 1-15-2007(d)..............................................    AAA**         2,307,062     2,363,250
                                                                                           ------------  ------------
                                                                                            10,875,804    11,434,225
                                                                                           ------------  ------------
               TOTAL ASSET BACKED SECURITIES...............................                $42,224,789   $44,146,124
                                                                                           ------------  ------------
                                                                                           ------------  ------------

CORPORATE BONDS-INVESTMENT GRADE-3.19%

--------------------------------------------------------------------------------
                                                                               Standard
                                                                               & Poor's
   Principal                                                                    Rating                       Market
    Amount                                                                    (Unaudited)       Cost         Value
  -----------                                                                -------------  ------------  ------------
               BANKS-1.12%
  $2,000,000   Norwest Corp., 6.375% 9-15-2002.............................          AAA     $1,985,060    $2,042,938
                                                                                            ------------  ------------
               WASTE DISPOSAL-2.07%
   3,500,000   Browning-Ferris, Inc., 7.40% Secured Note 9-15-2035.........            A      3,481,275     3,776,357
                                                                                            ------------  ------------
               TOTAL CORPORATE BONDS - INVESTMENT GRADE SECURITIES.........                  $5,466,335    $5,819,295
                                                                                            ------------  ------------
                                                                                            ------------  ------------

U.S. GOVERNMENT SECURITIES-69.92%

--------------------------------------------------------------------------------
   Principal                                                                                                   Market
     Amount                                                                                      Cost           Value
  ------------                                                                               -------------  -------------
                FEDERAL HOME LOAN MORTGAGE CORPORATION-0.80%
                MORTGAGE BACKED SECURITIES:
  $ 1,328,041   9.50% 2016.................................................................  $   1,429,097  $   1,412,704
       39,598   11.25% 2015................................................................         43,076         43,979
                                                                                             -------------  -------------
                TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION SECURITIES....................      1,472,173      1,456,683
                                                                                             -------------  -------------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION-24.78%
                MORTGAGE BACKED SECURITIES:
    2,997,460   6.50% 2010-2024............................................................      2,960,555      3,012,317
   10,148,380   7.00% 2025.................................................................     10,004,020     10,227,660
    3,992,412   7.25% 2005.................................................................      4,134,642      4,212,793
    3,734,315   7.50% 2023.................................................................      3,842,844      3,825,339
      340,372   8.50% 2017.................................................................        348,429        355,050

--------------------------------------------------------------------------------

   Principal                                                                                                   Market
     Amount                                                                                      Cost           Value
  ------------                                                                               -------------  -------------
  $   253,082   9.00% 2020-2021............................................................  $     253,138  $     266,527
    1,592,974   9.75% 2020.................................................................      1,718,421      1,722,404
                                                                                             -------------  -------------
                                                                                                23,262,049     23,622,090
                                                                                             -------------  -------------
                NOTES:
    7,000,000   6.85% Global Note 2000.....................................................      7,000,000      7,275,807
    6,000,000   7.40% Global Note 2004.....................................................      6,322,450      6,615,756
    3,400,000   8.50% Global Note 2005.....................................................      3,537,062      3,705,918
                                                                                             -------------  -------------
                                                                                                16,859,512     17,597,481
                                                                                             -------------  -------------
                REMIC-PAC'S:
    2,417,633   7.50% Trust #1991-136G 2019................................................      2,507,161      2,427,857
    1,500,000   9.00% Trust #1991-39J 2021.................................................      1,531,875      1,622,458
                                                                                             -------------  -------------
                                                                                                 4,039,036      4,050,315
                                                                                             -------------  -------------
                TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION SECURITIES.....................     44,160,597     45,269,886
                                                                                             -------------  -------------
                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-8.26%
                MORTGAGE BACKED SECURITIES:
    3,958,726   7.50% 2022.................................................................      3,966,149      4,070,065
    3,759,237   9.00% 2020.................................................................      3,937,800      3,981,265
    2,160,181   9.125% Fleet Mtg Securities, Ser 1989-3 C1 D (GNMA Backed) 2018............      2,211,443      2,207,206
    4,564,614   9.50% 2018-2021............................................................      4,744,305      4,835,619
                                                                                             -------------  -------------
                TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION SECURITIES..................     14,859,697     15,094,155
                                                                                             -------------  -------------
                OTHER DIRECT FEDERAL OBLIGATIONS-15.03%
                FEDERAL HOME LOAN BANK:
   11,000,000   6.125% Global Registered Note 1996.........................................     10,939,531     11,050,435
   15,000,000   7.31% 2004.................................................................     14,994,531     16,402,050
                                                                                             -------------  -------------
                TOTAL OTHER DIRECT FEDERAL OBLIGATIONS.....................................     25,934,062     27,452,485
                                                                                             -------------  -------------
                OTHER GOVERNMENT AGENCIES-1.57%
                RESOLUTION FUNDING CORPORATION:
    9,000,000   8.395% Zero Coupon Strip 2014 (c)..........................................      2,172,418      2,876,571
                                                                                             -------------  -------------
                U.S. TREASURY SECURITIES-19.48%
                BONDS:
    2,000,000   6.875% 2025................................................................      2,155,000      2,256,250
    1,200,000   7.50% 2024.................................................................      1,293,562      1,441,500
    6,200,000   7.625% 2025................................................................      7,038,531      7,575,625
   12,975,000   8.125% 2021................................................................     15,047,108     16,421,484
                                                                                             -------------  -------------
                                                                                                25,534,201     27,694,859
                                                                                             -------------  -------------
                NOTES:
      500,000   6.25% 2003.................................................................        505,625        521,875
    1,090,000   6.375% 2002................................................................      1,114,184      1,145,181
    1,165,000   6.75% 2000.................................................................      1,188,118      1,226,163
    2,840,000   7.25% 1996.................................................................      2,855,531      2,875,500
    2,000,000   8.75% 1997.................................................................      2,166,562      2,118,750
                                                                                             -------------  -------------
                                                                                                 7,830,020      7,887,469
                                                                                             -------------  -------------
                TOTAL U.S. TREASURY SECURITIES.............................................     33,364,221     35,582,328
                                                                                             -------------  -------------
                TOTAL U.S. GOVERNMENT & AGENCIES...........................................    121,963,168    127,732,108
                                                                                             -------------  -------------
                TOTAL LONG-TERM DEBT SECURITIES............................................  $ 169,654,292  $ 177,697,527
                                                                                             -------------  -------------
                                                                                             -------------  -------------

FORTIS SERIES FUND, INC.
U.S. GOVERNMENT SECURITIES SERIES (CONTINUED)
Schedule of Investments
December 31, 1995

SHORT-TERM INVESTMENTS-1.68%

--------------------------------------------------------------------------------
 Principal                                                                                    Market
   Amount                                                                                    Value (b)
------------                                                                               -------------
              BANKS-1.68%
 $3,074,000   First Trust Money Market Variable Rate Time Deposit, Current
                rate -- 5.51%............................................................  $   3,074,000
                                                                                           -------------
              TOTAL INVESTMENTS IN SECURITIES (COST: $172,728,292)(A)....................  $ 180,771,527
                                                                                           -------------
                                                                                           -------------

 (a) At December 31, 1995, the cost of securities for federal income tax purposes was $172,878,660 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

          Unrealized appreciation...........................  $ 8,057,855
          Unrealized depreciation...........................     (164,988)
          ---------------------------------------------------------------
          Net unrealized appreciation.......................  $ 7,892,867
          ---------------------------------------------------------------

 (b) See Note A of accompanying Notes to Financial Statements regarding valuation of securities.
 (c) The interest rate disclosed for these securities represents the original issue discount yields on the date of acquisition.
 (d) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities. The portfolio entered into the following Section 144A security transactions: On September 13, 1995 and November 10, 1995 the portfolio acquired $1,700,000 and $600,000 par of Paine Webber Mortgage Acceptance Corp. IV due 2007 with a cost basis of $1,701,062 and $606,000, respectively. The value of these securities at December 31, 1995, is $2,363,250 which represents 1.29% of net assets.
 (e) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
  * Moody's Rating
 ** Fitch Rating

FORTIS SERIES FUND, INC.
DIVERSIFIED INCOME SERIES
Schedule of Investments
December 31, 1995

COMMON STOCKS-0.01%

--------------------------------------------------------------------------------
                                                                                                         Market
    Shares                                                                                  Cost (b)   Value (c)
  -----------                                                                               ---------  ----------
               RETAIL-MISCELLANEOUS-0.01%
       500     Petro PSC Properties, L.P. (Warrants) (a)..................................  $18,285    $ 16,000
                                                                                            ---------  ----------

ASSET BACKED SECURITIES-16.47%

--------------------------------------------------------------------------------
                                                                                              Standard
                                                                                              & Poor's
   Principal                                                                                   Rating                      Market
    Amount                                                                                  (Unaudited)     Cost (b)     Value (c)
  -----------                                                                               ------------  ------------  ------------
               COMMERCIAL LOANS-4.36%
  $1,394,268   Merrill Lynch Mortgage Investors, Inc., 6.7928% Variable Rate Ser 1995-C3
                 Class A1 6-25-2015.......................................................    AAA         $ 1,407,993   $ 1,426,946
   1,291,771   Merrill Lynch Mortgage Investors, Inc., 7.522% Variable Rate Ser 1995-C2
                 Class A1 6-15-2021.......................................................    Aaa*          1,311,350     1,331,534
   2,000,000   Nomura Asset Securities Corp., 6.68% Congregate Care Pass Thru Certificate
                 Ser 1993-1 Class A3 12-15-2003...........................................    A             1,957,500     1,997,122
                                                                                                          ------------  ------------
                                                                                                            4,676,843     4,755,602
                                                                                                          ------------  ------------
               MANUFACTURED HOMES-7.13%
   1,307,921   CIT Group Manufactured Housing Contract, 7.70% Sr Sub Pass Thru Certificate
                 Ser 1995-1 Class A 8-15-2020.............................................    Aaa*          1,307,595     1,348,400
   1,500,000   Green Tree Financial Corp., 7.65% Sr Sub Pass Thru Certificate Ser 1994-1
                 Class A5 4-15-2019.......................................................    Aa2*          1,494,140     1,631,250
   2,000,000   Green Tree Financial Corp., 8.35% Sr Sub Pass Thru Certificate Ser 1994-7
                 Class A4 3-15-2020.......................................................    Aaa*          1,997,500     2,169,780
   2,500,000   Oakwood Mortgage Investors, Inc., 7.10% Ser 1995-A Class A3 9-15-2020......    AAA           2,497,656     2,626,865
                                                                                                          ------------  ------------
                                                                                                            7,296,891     7,776,295
                                                                                                          ------------  ------------
               MISCELLANEOUS-1.19%
   1,279,331   Vanderbilt Mortgage & Finance, Inc., 7.00% Mfg Housing Contract Ser 1994-A
                 Class A1 7-10-2019.......................................................    AA            1,278,531     1,298,225
                                                                                                          ------------  ------------
               MULTI-FAMILY LOANS-2.39%
   1,500,000   DLJ Mortgage Acceptance Corp., 8.80% Multifamily Mtg Pass Thru Certificate
                 Ser 1993-12 Class B1 9-18-2003...........................................    NR*           1,473,750     1,582,526
   1,000,000   Paine Webber Mortgage Acceptance Corp. IV, 6.70% Ser 1995-M1 1-15-2007
                 (f)......................................................................    AAA**         1,000,625     1,027,500
                                                                                                          ------------  ------------
                                                                                                            2,474,375     2,610,026
                                                                                                          ------------  ------------
               WHOLE LOAN RESIDENTIAL-1.40%
   1,510,635   Residential Resources, Inc., 9.50% Ser 14 Class A Busted Pac 12-1-2018.....    AAA           1,533,295     1,533,852
                                                                                                          ------------  ------------
               TOTAL ASSET BACKED SECURITIES..............................................                $17,259,935   $17,974,000
                                                                                                          ------------  ------------

CORPORATE BONDS-INVESTMENT GRADE-16.61%

--------------------------------------------------------------------------------
                                                                                              Standard
                                                                                              & Poor's
   Principal                                                                                   Rating                      Market
    Amount                                                                                  (Unaudited)     Cost (b)     Value (c)
  -----------                                                                               ------------  ------------  ------------
               BANKS-5.32%
  $1,000,000   Advanta National Bank, 6.45% Note 10-30-2000...............................    BBB         $   998,780   $ 1,012,244
   2,000,000   Capital One Bank, 6.83% Med Term Note 8-16-1999............................    Ba3*          2,000,000     2,056,518
   2,500,000   Nationsbank Corp., 7.75% 8-15-2015.........................................    A-            2,500,000     2,736,570
                                                                                                          ------------  ------------
                                                                                                            5,498,780     5,805,332
                                                                                                          ------------  ------------
               BROKERAGE AND INVESTMENT-1.18%
   1,250,000   Bear Stearns & Co., 6.875% Sr Note 10-1-2005...............................    A             1,241,450     1,287,254
                                                                                                          ------------  ------------
               CHEMICALS-0.71%
     750,000   Methanex Corp., 7.40% Note 8-15-2002.......................................    BBB+            746,575       779,222
                                                                                                          ------------  ------------
               FOREIGN-GOVERNMENT AGENCIES-3.14%
   3,000,000   Hydro-Quebec, 8.05% Deb 7-7-2024...........................................    A+            3,298,830     3,422,787
                                                                                                          ------------  ------------
               HOTEL AND MOTEL-0.95%
   1,000,000   Renaissance Hotel Group Finance Corp., 8.875% 10-1-2005....................    BBB             999,036     1,040,000
                                                                                                          ------------  ------------

FORTIS SERIES FUND, INC.
DIVERSIFIED INCOME SERIES (CONTINUED)
Schedule of Investments
December 31, 1995

CORPORATE BONDS-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                                              Standard
                                                                                              & Poor's
   Principal                                                                                   Rating                      Market
    Amount                                                                                  (Unaudited)     Cost (b)     Value (c)
  -----------                                                                               ------------  ------------  ------------
               MEDIA-1.09%
  $1,000,000   News America Holdings, Inc., 8.875% Sr Note 4-26-2023......................    BBB         $   991,701   $ 1,189,557
                                                                                                          ------------  ------------
               MISCELLANEOUS-1.75%
   1,875,000   Service Corp International, 6.375% Note 10-1-2000..........................    BBB+          1,873,463     1,908,547
                                                                                                          ------------  ------------
               PAPER-0.49%
     520,000   Champion International, Inc., 7.35% Deb 11-1-2025..........................    BBB             517,150       533,655
                                                                                                          ------------  ------------
               WASTE DISPOSAL-1.98%
   2,000,000   Browning-Ferris, Inc., 7.40% Secured Note 9-15-2035........................    A             1,989,300     2,157,918
                                                                                                          ------------  ------------
               TOTAL CORPORATE BONDS - INVESTMENT GRADE...................................                $17,156,285   $18,124,272
                                                                                                          ------------  ------------

CORPORATE BONDS-NON-INVESTMENT GRADE-16.93%

--------------------------------------------------------------------------------
                                                                                              Standard
                                                                                              & Poor's
   Principal                                                                                   Rating                      Market
    Amount                                                                                  (Unaudited)     Cost (b)     Value (c)
  -----------                                                                               ------------  ------------  ------------
               BROADCASTING-0.94%
  $1,000,000   Sinclair Broadcasting, Inc., 10.00% Sr Sub Note 9-30-2005..................    B+          $ 1,000,000   $ 1,022,500
                                                                                                          ------------  ------------
               CABLE TELEVISION-2.53%
     500,000   Comcast Corp., 9.125% Sr Sub Note 10-15-2006...............................    B+              516,880       520,000
     250,000   Continental Cablevision, 8.30% Sr Note 5-15-2006 (f).......................    BB+             250,001       250,000
   1,001,722   Falcon Holding Group L.P., 11.00% Sr Sub Note Ser B 9-15-2003 (Interest is
                 Payable-in-Kind).........................................................    NR*             810,927       926,306
     500,000   Telewest plc, 11.00% Sr Disc Deb 10-1-2007 (Zero coupon until 10-1-2000)
                 (e)......................................................................    BB              301,171       300,625
     750,000   Telewest plc, 9.625% Sr Deb 10-1-2006......................................    BB              753,125       762,187
                                                                                                          ------------  ------------
                                                                                                            2,632,104     2,759,118
                                                                                                          ------------  ------------
               CHEMICALS-2.12%
   1,000,000   Arcadian Partners L.P., 10.75% Sr Note Ser B 5-1-2005......................    BB-             999,074     1,100,000
     500,000   Indspec Chemical Corp., 11.50% Sr Sub Disc Note Ser B 12-1-2003 (Zero
                 Coupon until 12-1-1998) (e)..............................................    B-              313,026       413,750
     750,000   NL Industries, Inc., 11.75% Sr Secured Note 10-15-2003.....................    B               751,875       800,625
                                                                                                          ------------  ------------
                                                                                                            2,063,975     2,314,375
                                                                                                          ------------  ------------
               COSMETICS AND SUNDRIES-0.47%
     500,000   Revlon Consumer Products Corp., 10.50% Sr Sub Note 2-15-2003...............    B-              509,062       512,500
                                                                                                          ------------  ------------
               ENERGY-0.63%
     649,374   Midland Cogeneration Venture L.P., 10.33% Midland Funding Sr Secured Lease
                 Obligation Bond Ser C 7-23-2002..........................................    BB-             664,192       684,822
                                                                                                          ------------  ------------
               FOOD-GROCERY, MISCELLANEOUS-0.86%
   1,000,000   Specialty Foods Corp., 10.25% Sr Note Ser B 8-15-2001......................    B               991,250       940,000
                                                                                                          ------------  ------------
               FOOD-MISCELLANEOUS-0.88%
   1,000,000   Envirodyne Industries, Inc., 12.00% First Priority Sr Secured Note
                 6-15-2000................................................................    NR            1,000,000       965,000
                                                                                                          ------------  ------------
               HEALTH CARE SERVICES-0.48%
     500,000   Tenet Healthcare Corp., 8.625% Sr Note 12-1-2003...........................    BB-             498,360       527,500
                                                                                                          ------------  ------------
               HOTEL AND MOTEL-0.46%
     500,000   Host Marriott Properties, Inc., 9.00% Sr Note 12-15-2007 (f)...............    BB-             500,000       500,000
                                                                                                          ------------  ------------
               INDUSTRIAL-0.20%
     250,000   American Standard, Inc., 9.45% Sr Sub Deb 6-1-2005 (Zero coupon until
                 6-1-1998, thereafter 10.50%) (e)                                             B+              211,413       213,750
                                                                                                          ------------  ------------
               LEISURE TIME-AMUSEMENTS-1.15%
   1,000,000   Bally's Park Place, Inc., 9.25% First Mtg Bond 3-15-2004...................    BB              962,802     1,010,000
     500,000   Capital Gaming International, Inc., 11.50% Secured Note 2-1-2001 (a).......    Caa*            350,000       250,000
                                                                                                          ------------  ------------
                                                                                                            1,312,802     1,260,000
                                                                                                          ------------  ------------
               MACHINERY-0.92%
   1,000,000   Spreckels Industries, Inc., 11.50% Sr Secured Note 9-1-2000................    B               976,250     1,000,000
                                                                                                          ------------  ------------

--------------------------------------------------------------------------------

                                                                                              Standard
                                                                                              & Poor's
   Principal                                                                                   Rating                      Market
    Amount                                                                                  (Unaudited)     Cost (b)     Value (c)
  -----------                                                                               ------------  ------------  ------------
               METALS-MINING AND MISCELLANEOUS-0.99%
  $1,000,000   Renco Metals, Inc., 12.00% Sr Note 7-15-2000...............................    B+          $ 1,082,500   $ 1,080,000
                                                                                                          ------------  ------------
               OFFICE EQUIPMENT AND SUPPLIES-0.66%
     750,000   Mail-Well Corp., 10.50% Sr Sub Note 2-15-2004..............................    B               665,625       720,000
                                                                                                          ------------  ------------
               RESTAURANTS AND FRANCHISING-0.65%
   1,000,000   Flagstar Corp., 11.25% Sr Sub Deb 11-1-2004................................    CCC+          1,038,437       710,000
                                                                                                          ------------  ------------
               RETAIL-GROCERY-1.40%
   1,000,000   Farm Fresh, Inc., 12.25% Sr Note 10-1-2000.................................    B-            1,009,563       820,000
     250,000   Grand Union Co., 12.00% Sr Note 9-1-2004 (a)...............................    B-              236,875       216,250
     500,000   Ralphs Grocery Co., 11.00% Sr Sub Note 6-15-2005...........................    B-              490,000       487,500
                                                                                                          ------------  ------------
                                                                                                            1,736,438     1,523,750
                                                                                                          ------------  ------------
               STEEL AND IRON-0.25%
     250,000   AK Steel Corp., 10.75% Sr Note 4-1-2004....................................    BB-             268,750       276,875
                                                                                                          ------------  ------------
               TECHNOLOGY-0.97%
   1,000,000   Computervision Corp., 11.375% Sr Sub Note 8-15-1999........................    B-            1,033,750     1,055,000
                                                                                                          ------------  ------------
               TOBACCO-0.38%
     500,000   Liggett Group, Inc., 11.50% Secured Note Ser B 2-1-1999....................    NR              360,625       410,000
                                                                                                          ------------  ------------
               TOTAL CORPORATE BONDS - NON-INVESTMENT GRADE...............................                $18,545,533   $18,475,190
                                                                                                          ------------  ------------

U.S. GOVERNMENT SECURITIES-46.62%

--------------------------------------------------------------------------------
   Principal                                                                                                  Market
    Amount                                                                                    Cost (b)       Value (c)
  -----------                                                                               -------------  -------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION-17.89%
               MORTGAGE BACKED SECURITIES:
  $1,979,915   6.50% 2010.................................................................  $   1,962,281  $   1,989,815
   5,075,945   7.00% 2025.................................................................      5,000,092      5,115,597
   1,438,495   7.50% 2022.................................................................      1,486,820      1,473,559
                                                                                            -------------  -------------
                                                                                                8,449,193      8,578,971
                                                                                            -------------  -------------
               NOTES:
   2,000,000   6.85% 2000.................................................................      2,000,000      2,078,802
   3,000,000   7.40% 2004.................................................................      3,169,600      3,307,878
   2,500,000   7.84% 1998.................................................................      2,516,775      2,509,980
                                                                                            -------------  -------------
                                                                                                7,686,375      7,896,660
                                                                                            -------------  -------------
               REMIC-PAC'S:
   3,000,000   7.00% Trust #1992-49H Busted PAC 2020......................................      2,892,344      3,042,387
                                                                                            -------------  -------------
               TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION................................     19,027,912     19,518,018
                                                                                            -------------  -------------
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-9.83%
               MORTGAGE BACKED SECURITIES:
   2,375,236   7.50% 2022.................................................................      2,379,689      2,442,039
   4,048,409   9.00% 2020.................................................................      4,240,708      4,287,516
   2,040,010   9.125% Fleet Mortgage Securities Ser 1989-3 Class D 2018 (GNMA Backed).....      2,078,575      2,084,419
   1,815,561   9.50% 2019.................................................................      1,884,349      1,917,079
                                                                                            -------------  -------------
               TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION.............................     10,583,321     10,731,053
                                                                                            -------------  -------------
               OTHER DIRECT FEDERAL OBLIGATIONS-5.20%
               FEDERAL HOME LOAN BANK:
     750,000   6.125% Global Registered Note 1996.........................................        745,898        753,439
   4,500,000   7.31% 2004.................................................................      4,516,172      4,920,615
                                                                                            -------------  -------------
               TOTAL OTHER DIRECT FEDERAL OBLIGATIONS.....................................      5,262,070      5,674,054
                                                                                            -------------  -------------

FORTIS SERIES FUND, INC.
DIVERSIFIED INCOME SERIES (CONTINUED)
Schedule of Investments
December 31, 1995

U.S. GOVERNMENT SECURITIES-CONTINUED
--------------------------------------------------------------------------------

   Principal                                                                                                  Market
    Amount                                                                                    Cost (b)       Value (c)
  -----------                                                                               -------------  -------------
               OTHER GOVERNMENT AGENCIES-0.72%
               RESOLUTION FUNDING CORPORATION:
  $2,500,000   7.415% Zero Coupon Bond 2014 (e)...........................................  $     648,076  $     785,222
                                                                                            -------------  -------------
               U.S. TREASURY SECURITIES-12.98%
               BONDS:
     500,000   7.125% 1999................................................................        519,766        529,843
   6,775,000   8.125% 2021................................................................      8,078,316      8,574,609
                                                                                            -------------  -------------
                                                                                                8,598,082      9,104,452
                                                                                            -------------  -------------
               NOTES:
   2,000,000   7.25% 1996.................................................................      2,010,938      2,025,000
   3,000,000   9.375% 1996................................................................      3,218,672      3,035,625
                                                                                            -------------  -------------
                                                                                                5,229,610      5,060,625
                                                                                            -------------  -------------
               TOTAL U.S. TREASURY SECURITIES.............................................     13,827,692     14,165,077
                                                                                            -------------  -------------
               TOTAL U.S. GOVERNMENT SECURITIES...........................................     49,349,071     50,873,424
                                                                                            -------------  -------------
               TOTAL LONG-TERM INVESTMENTS................................................  $ 102,329,109  $ 105,462,886
                                                                                            -------------  -------------

SHORT-TERM INVESTMENTS-1.90%

--------------------------------------------------------------------------------
   Principal                                                                                   Market
    Amount                                                                                    Value (c)
  -----------                                                                               -------------
               BANKS-1.22%
  $1,336,000   First Trust Money Market Variable Rate Time Deposit, Current
                 rate -- 5.51%............................................................  $   1,336,000
                                                                                            -------------
               DIVERSIFIED FINANCE-0.68%
     739,000   Associates Corp. Master Variable Rate Note, Current rate -- 5.52%..........        739,000
                                                                                            -------------
               TOTAL SHORT-TERM INVESTMENTS...............................................  $   2,075,000
                                                                                            -------------
               TOTAL INVESTMENTS IN SECURITIES (COST: $104,404,109) (B)...................  $ 107,537,886
                                                                                            -------------

 (a) Presently non-income producing. For corporate debt securities, items identified are in default as to payment of interest and/or principal.
 (b) At December 31, 1995, the cost of securities for federal income tax purposes was $104,404,109 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

          Unrealized appreciation...........................  $ 4,071,390
          Unrealized depreciation...........................     (937,613)
          ---------------------------------------------------------------
          Net unrealized appreciation.......................  $ 3,133,777
          ---------------------------------------------------------------

 (c) See Note A of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.11% of net assets as of December 31, 1995.
 (e) The interest rate disclosed for these securities represents the original issue discount yields on the date of acquisition.
 (f) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities. The portfolio entered into the following Section 144A security transactions: On September 13, 1995 the portfolio acquired $1,000,000 par of Paine Webber Mortgage Acceptance Corp. IV due 2007 with a cost basis of $1,000,625. On December 15, 1995 the portfolio acquired $500,000 par of Host Marriott Properties, Inc. due 2007 with a cost basis of $500,000. On December 22, 1995 the portfolio acquired $250,000 par of Continental Cablevision due 2006 with a cost basis of $250,001. The value of these securities at December 31, 1995, is $1,777,500 which represents 1.63% of net assets.
  * Moody's Rating.
 ** Fitch Rating.

FORTIS SERIES FUND, INC.
GLOBAL BOND SERIES
Schedule of Investments
December 31, 1995

CORPORATE BONDS-INVESTMENT GRADE-68.37%

--------------------------------------------------------------------------------
                                                                               Standard
                                                                               & Poor's                   Market
   Principal                                                                    Rating                     Value
  Amount (d)                                                                 (Unaudited)   Cost (a)(d)    (b)(d)
  -----------                                                                ------------  -----------  -----------
               DENMARK-8.79%
   3,250,000   Kingdom of Denmark (Danish Krone), 7.00% 12-15-2004.........    NR          $  556,358   $  584,106
   3,000,000   Kingdom of Denmark (Danish Krone), 8.00% 5-15-2003..........    NR             528,013      575,499
                                                                                           -----------  -----------
                                                                                            1,084,371    1,159,605
                                                                                           -----------  -----------
               FRANCE-10.48%
   2,500,000   France (Gov't of) (French Franc), 8.125% O.A.T. Bond
                 5-25-1999.................................................    Aaa*           542,279      550,673
   1,200,000   France (Gov't of) (French Franc), 8.50% O.A.T. Bond
                 3-28-2000.................................................    Aaa*           268,445      269,942
   2,500,000   Electricite de France (French Franc), 8.60% 2-15-2000.......    Aaa*           525,889      560,897
                                                                                           -----------  -----------
                                                                                            1,336,613    1,381,512
                                                                                           -----------  -----------
               GERMANY-28.62%
     880,000   Deutsche Ausgleichsbank (German Deutschemark), 6.375%
                 11-7-2002.................................................    AAA            625,574      634,510
   1,500,000   Kreditanstalt Fuer Wiederaufbau Int'l Finance Inc. (German
                 Deutschemark), 7.50% 1-24-2000............................    AAA          1,130,809    1,143,909
     860,000   Landeskreditbank Baden-Wurttemberg (German Deutschemark),
                 6.625% 8-20-2003..........................................    AAA            615,762      623,875
     750,000   Bundesrepublic Deutschland (German Deutschemark), 7.375%
                 1-3-2005..................................................    AAA            566,985      572,635
   1,000,000   Bundesrepublic Deutschland (German Deutschemark), 8.375%
                 5-21-2001.................................................    Aaa*           796,981      799,775
                                                                                           -----------  -----------
                                                                                            3,736,111    3,774,704
                                                                                           -----------  -----------
               JAPAN-4.56%
     875,000   Export-Import Bank of Japan (German Deutschemark), 5.875%
                 12-17-2003................................................    AAA            594,270      601,561
                                                                                           -----------  -----------
               NETHERLANDS-1.11%
     195,000   Dutch Government (Dutch Guilder), 8.75% 1-15-2007...........    NR             118,582      145,856
                                                                                           -----------  -----------
               UNITED KINGDOM-9.16%
     600,000   United Kingdom Treasury (British Pound Sterling), 8.00%
                 12-7-2000.................................................    NR             939,821      977,265
     130,000   British Gas plc (British Pound Sterling), 10.875%
                 3-26-2001.................................................    AA+            222,610      230,348
                                                                                           -----------  -----------
                                                                                            1,162,431    1,207,613
                                                                                           -----------  -----------
               UNITED STATES-5.65%
     650,000   General Electric Capital Corp., 8.125% 2-23-2007............    AAA            712,351      745,469
                                                                                           -----------  -----------
               TOTAL CORPORATE BONDS - INVESTMENT GRADE....................                $8,744,729   $9,016,320
                                                                                           -----------  -----------
                                                                                           -----------  -----------

U.S. GOVERNMENT SECURITIES 23.21%

--------------------------------------------------------------------------------
                                                                                          Market
  Principal                                                                                Value
   Amount                                                                  Cost (a)(d)    (b)(d)
  ---------                                                                -----------  -----------
             U.S. TREASURY SECURITIES
             BONDS:
  $515,000   8.875% 2017.................................................  $  568,006   $  689,938
                                                                           -----------  -----------
             NOTES:
   900,000   5.25% 1998..................................................     850,597      900,280
   890,000   7.75% 2000..................................................     951,595      967,039
   400,000   8.125% 2019.................................................     460,384      503,000
                                                                           -----------  -----------
                                                                            2,262,576    2,370,319
                                                                           -----------  -----------
             TOTAL U.S. GOVERNMENT SECURITIES............................   2,830,582    3,060,257
                                                                           -----------  -----------
             TOTAL LONG-TERM INVESTMENTS.................................  $11,575,311  $12,076,577
                                                                           -----------  -----------
                                                                           -----------  -----------

FORTIS SERIES FUND, INC.
GLOBAL BOND SERIES (CONTINUED)
Schedule of Investments
December 31, 1995

SHORT-TERM INVESTMENTS-4.27%

--------------------------------------------------------------------------------
  Principal
   Amount                                                                                    Market
     (d)                                                                                  Value (b)(d)
  ---------                                                                               ------------
             BANKS-0.17%
  $ 23,092   First Trust Money Market Variable Rate Time Deposit, Current
               rate -- 5.51%............................................................  $    23,092
                                                                                          ------------
             GOVERNMENT SECURITIES-4.10%
   540,000   First American Institutional Government Fund, Current rate -- 5.43%........      540,000
                                                                                          ------------
             TOTAL SHORT-TERM INVESTMENTS...............................................  $   563,092
                                                                                          ------------
                                                                                          ------------
             TOTAL INVESTMENTS IN SECURITIES (COST: $12,138,403) (A)....................  $12,639,669
                                                                                          ------------
                                                                                          ------------

 (a) At December 31, 1995, the cost of securities for federal income tax purposes was $12,138,403 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

          Unrealized appreciation...........................  $   501,266
          Unrealized depreciation...........................            0
          ---------------------------------------------------------------
          Net unrealized appreciation.......................  $   501,266
          ---------------------------------------------------------------

 (b) See Note A of accompanying Notes to Financial Statements regarding valuation of securities.
 (c) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (d) Cost and market value is stated in U.S. dollars; principal amount is stated in the currency indicated.
  * Moody's Rating.

FORTIS SERIES FUND, INC.
HIGH YIELD SERIES
Schedule of Investments
December 31, 1995

COMMON STOCKS-0.17%

--------------------------------------------------------------------------------
                                                                                                     Market
                                                                                                     Value
   Shares                                                                                 Cost (b)    (c)
  ---------                                                                               --------  --------
             APPAREL-0.01%
     250     Hosiery Corp. of America, Class A (a) (f)..................................  $ 4,230   $2,500
                                                                                          --------  --------
             CABLE TELEVISION-0.05%
   2,500     American Telecasting, Inc. (Warrants) (a)..................................    5,000   14,375
                                                                                          --------  --------
             CONSUMER GOODS-0.00%
     200     Chattem, Inc. (Warrants) (a) (f)...........................................    2,546      200
                                                                                          --------  --------
             CONTAINERS AND PACKAGING-0.02%
     500     RXI Holdings, Inc. (Warrants) (a) (f)......................................    9,760    5,000
                                                                                          --------  --------
             MACHINERY-0.02%
     250     MVE, Inc. (Warrants) (a)...................................................    1,719    5,000
     750     Terex Corp. (Rights) (a)...................................................    1,875       75
                                                                                          --------  --------
                                                                                            3,594    5,075
                                                                                          --------  --------
             RETAIL-GROCERY-0.04%
   1,651     Grand Union Co. (a)........................................................   99,110   12,383
                                                                                          --------  --------
             RETAIL-MISCELLANEOUS-0.03%
     250     Petro PSC Properties, L.P. (Warrants) (a)..................................    9,142    8,000
                                                                                          --------  --------
             STEEL AND IRON-0.00%
     250     Gulf States Steel Corp. (Warrants) (a) (f).................................    2,730    1,000
                                                                                          --------  --------
             TOTAL COMMON STOCKS........................................................  $136,112  $48,533
                                                                                          --------  --------
                                                                                          --------  --------

CORPORATE BONDS-INVESTMENT GRADE-1.85%

--------------------------------------------------------------------------------
                                                                                            Standard
                                                                                            & Poor's
  Principal                                                                                  Rating                 Market
   Amount                                                                                 (Unaudited)   Cost (b)   Value (c)
  ---------                                                                               ------------  ---------  ---------
             HOTEL AND MOTEL-1.85%
  $500,000   Renaissance Hotel Group Finance Corp., 8.875% 10-1-2005....................    BBB         $499,518   $520,000
                                                                                                        ---------  ---------

CORPORATE BONDS-NON-INVESTMENT GRADE-90.82%

--------------------------------------------------------------------------------
                                                                                             Standard
                                                                                             & Poor's
   Principal                                                                                  Rating                    Market
    Amount                                                                                  (Unaudited)   Cost (b)     Value (c)
  -----------                                                                               -----------  -----------  -----------
               AEROSPACE AND EQUIPMENT-0.95%
  $  250,000   K & F Industries, Inc., 11.875% Sr Secured Note 12-1-2003..................    B+         $  235,500   $  268,125
                                                                                                         -----------  -----------
               AIRLINES-1.66%
     500,000   U.S. Air, Inc., 10.375% Pass Thru Certificate 3-1-2013.....................    B+            466,250      467,260
                                                                                                         -----------  -----------
               BROADCASTING-5.31%
     500,000   Argyle Television, 9.75% Sr Sub Note 11-01-2005............................    B-            500,000      495,000
     250,000   Commodore Media, Inc., 12.71% Sr Sub Note 5-1-2003.........................    B3*           228,054      236,250
     250,000   EZ Communications, Inc., 9.75% Sr Sub Note 12-1-2005.......................    B-            248,036      251,250
     500,000   Sinclair Broadcasting, Inc., 10.00% Sr Sub Note 9-30-2005..................    B+            500,000      511,250
                                                                                                         -----------  -----------
                                                                                                          1,476,090    1,493,750
                                                                                                         -----------  -----------
               CABLE TELEVISION-13.33%
     250,000   Adelphia Communications Corp., 12.50% Sr Note 5-15-2002....................    B             239,375      243,750
     537,895   American Telecasting, Inc., 14.36% Sr Sub Disc Note 6-15-2004 (Zero coupon
                 until 6-15-1999) (e).....................................................    CCC+          317,810      369,803
     500,000   Australis Media Ltd., 9.31% Sr Sub Note 5-15-2003 (Zero coupon until
                 5-15-2000) (and warrants) (e)............................................    CCC           378,549      362,500
     500,000   Comcast Corp., 9.375% Sr Sub Deb 5-15-2005.................................    B+            510,045      521,250
     250,000   Comcast UK Cable Ltd., 11.20% Sr Disc Deb 11-15-2007 (Zero coupon until
                 11-15-2000) (e)..........................................................    B             147,310      146,250
     500,000   Continental Cablevision, Inc., 8.30% Sr Deb 5-15-2006 (f)..................    BB+           500,000      500,000
     287,439   Falcon Holding Group, L.P., 11.00% Sr Sub Note Ser B 9-15-2003 (Interest is
                 Payable-in-Kind).........................................................    NR            252,279      265,798

FORTIS SERIES FUND, INC.
HIGH YIELD SERIES (CONTINUED)
Schedule of Investments
December 31, 1995

CORPORATE BONDS-NON-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                                             Standard
                                                                                             & Poor's
   Principal                                                                                  Rating                    Market
    Amount                                                                                  (Unaudited)   Cost (b)     Value (c)
  -----------                                                                               -----------  -----------  -----------
  $  250,000   Telewest plc, 9.625% Sr Deb 10-1-2006......................................    BB         $  250,000   $  254,063
     750,000   United International Holdings, Inc., 14.00% Sr Secured Zero Coupon Note Ser
                 B 11-15-1999 (e).........................................................    B-            446,720      465,000
   1,000,000   Videotron Holdings plc, 11.67% Sr Disc Note 8-15-2005 (Zero coupon until
                 8-15-2000) (e)...........................................................    B+            581,107      620,000
                                                                                                         -----------  -----------
                                                                                                          3,623,195    3,748,414
                                                                                                         -----------  -----------
               CHEMICALS-3.77%
     250,000   Acetex Corp., 9.75% Sr Secured Note 10-1-2003 (f)..........................    BB-           248,907      260,000
     500,000   LaRoche Industries, Inc., 13.00% Sr Sub Note 8-15-2004.....................    B             523,125      532,500
     250,000   NL Industries, Inc., 11.75% Sr Secured Note 10-15-2003.....................    B             237,500      266,875
                                                                                                         -----------  -----------
                                                                                                          1,009,532    1,059,375
                                                                                                         -----------  -----------
               CONTAINERS AND PACKAGING-2.62%
     500,000   RXI Holdings, Inc., 14.00% Sr Secured Note 7-15-2002 (f)...................    B-            495,239      472,500
     250,000   Silgan Corp., 11.75% Sr Sub Note 6-15-2002.................................    B-            263,750      266,250
                                                                                                         -----------  -----------
                                                                                                            758,989      738,750
                                                                                                         -----------  -----------
               COSMETICS AND SUNDRIES-1.82%
     500,000   Revlon Consumer Products Corp., 10.50% Sr Sub Note 2-15-2003...............    B-            506,250      512,500
                                                                                                         -----------  -----------
               FOOD-MISCELLANEOUS-3.28%
     500,000   Curtice-Burns Foods, Inc., 12.25% Sr Sub Note 2-1-2005.....................    B             531,250      510,000
     250,000   Envirodyne Industries, Inc., 12.00% First Priority Sr Secured Note
                 6-15-2000................................................................    NR            248,125      241,250
     200,000   Specialty Foods Corp., 11.25% Sr Sub Note 8-15-2003........................    B-            172,000      171,000
                                                                                                         -----------  -----------
                                                                                                            951,375      922,250
                                                                                                         -----------  -----------
               HEALTH CARE SERVICES-2.80%
     500,000   Abbey Healthcare Group, 9.50% Sr Sub Note 11-1-2002........................    BB+           526,250      530,000
     250,000   Ivac Corp., 9.25% Sr Note 12-1-2002........................................    BB            250,000      256,250
                                                                                                         -----------  -----------
                                                                                                            776,250      786,250
                                                                                                         -----------  -----------
               HOTEL AND MOTEL-1.82%
     500,000   Host Marriott Properties, Inc., 9.50% Sr Note 5-15-2005....................    BB-           483,330      510,625
                                                                                                         -----------  -----------
               HOUSING-3.48%
     500,000   MDC Holdings, Inc., 11.125% Note 12-15-2003................................    B             481,250      477,500
     500,000   NVR, Inc., 11.00% Sr Note 4-15-2003........................................    B             500,937      502,500
                                                                                                         -----------  -----------
                                                                                                            982,187      980,000
                                                                                                         -----------  -----------
               LEISURE TIME-AMUSEMENTS-13.11%
     500,000   Bally's Park Place, Inc., 9.25% First Mtg Bond 3-15-2004...................    BB            472,693      505,000
     250,000   Capital Gaming International, Inc., 11.50% Secured Note 2-1-2001 (a).......    Caa*          197,500      125,000
     500,000   Casino Magic Finance Corp., 11.50% First Mtg Note Cl B 10-15-2001..........    B+            428,437      430,000
     250,000   GNF Corp., 10.625% First Mtg Note 4-1-2003.................................    BB            205,042      231,250
     500,000   Grand Casinos, Inc., 10.125% First Mtg Bond 12-1-2003......................    BB            510,000      521,250
     500,000   Hollywood Casino Corp., 12.75% Sr Secured Note 11-1-2003...................    B+            476,397      457,500
     500,000   Players International, Inc., 10.875% Sr Note 4-15-2005.....................    BB            497,500      467,500
     250,000   Trump Castle Funding, Inc., 11.75% First Mtg Bond 11-15-2003...............    Caa*          150,500      217,500
     250,000   Trump Plaza Funding, Inc., 10.875% First Mtg Note 6-15-2001................    B+            195,050      258,750
     503,950   Trump Taj Mahal Funding, Inc., 11.35% First Mtg Note 11-15-1999 (Interest
                 is 9.375% cash and 1.975% Payable-in-Kind)...............................    Caa*          425,553      473,478
                                                                                                         -----------  -----------
                                                                                                          3,558,672    3,687,228
                                                                                                         -----------  -----------
               MACHINERY-1.59%
     250,000   MVE, Inc., 12.50% Sr Secured Note 2-15-2002................................    B+            248,427      246,250
     200,000   Spreckels Industries, Inc., 11.50% Sr Secured Note 9-1-2000................    B             197,250      200,000
                                                                                                         -----------  -----------
                                                                                                            445,677      446,250
                                                                                                         -----------  -----------
               METALS-MINING AND MISCELLANEOUS-3.89%
     400,000   Haynes International, Inc., 11.25% Sr Secured Note Ser A 6-15-1998.........    CCC+          372,250      388,000
     250,000   Haynes International, Inc., 13.50% Sr Sub Deb 8-15-1999....................    CCC-          157,500      167,500
     500,000   Renco Metals, Inc., 12.00% Sr Note 7-15-2000...............................    B+            505,312      540,000
                                                                                                         -----------  -----------
                                                                                                          1,035,062    1,095,500
                                                                                                         -----------  -----------

--------------------------------------------------------------------------------

                                                                                             Standard
                                                                                             & Poor's
   Principal                                                                                  Rating                    Market
    Amount                                                                                  (Unaudited)   Cost (b)     Value (c)
  -----------                                                                               -----------  -----------  -----------
               MISCELLANEOUS-0.76%
  $  250,000   Jordan Industries, Inc., 10.375% Sr Note 8-1-2003..........................    B+         $  236,562   $  212,500
                                                                                                         -----------  -----------
               OFFICE EQUIPMENT AND SUPPLIES-0.68%
     200,000   Mail-Well Corp., 10.50% Sr Sub Note 2-15-2004..............................    B             179,625      192,000
                                                                                                         -----------  -----------
               PRINTING-0.53%
     250,000   U.S. Banknote Corp., 11.625% Sr Note Ser B 8-1-2002........................    B-            245,086      150,000
                                                                                                         -----------  -----------
               PUBLISHING-1.24%
     500,000   Marvel (Parent) Holdings, Inc., 12.43% Sr Secured Zero Coupon Disc Note
                 4-15-1998 (e)............................................................    B             362,667      350,000
                                                                                                         -----------  -----------
               RESTAURANTS AND FRANCHISING-0.63%
     250,000   Flagstar Corp., 11.25% Sr Sub Deb 11-1-2004................................    CCC+          230,375      177,500
                                                                                                         -----------  -----------
               RETAIL-GROCERY-7.70%
     250,000   Bruno's, Inc., 10.50% Sr Sub Note 8-1-2005.................................    B-            244,375      246,875
     500,000   Dominick's Finer Foods, Inc., 10.875% Sr Sub Note 5-1-2005.................    B-            511,250      527,500
     535,625   Farm Fresh Holdings Corp., 14.25% Sr Note 10-1-2002 (Interest is
                 Payable-in-Kind thru 10-1-1997) (f)......................................    CCC+          215,085      221,092
     250,000   Farm Fresh, Inc., 12.25% Sr Note 10-1-2000.................................    B-            231,500      205,000
     250,000   Grand Union Co., 12.00% Sr Note 9-1-2004 (a)...............................    B-            242,187      216,250
     266,930   Kash N Karry Corp., 11.50% Sr Note 2-1-2003 (Interest is
                 Payable-in-Kind).........................................................    B-            228,720      262,209
     500,000   Ralphs Grocery Co., 11.00% Sr Sub Note 6-15-2005...........................    B-            484,375      487,500
                                                                                                         -----------  -----------
                                                                                                          2,157,492    2,166,426
                                                                                                         -----------  -----------
               RETAIL-MISCELLANEOUS-1.90%
     500,000   Thrifty Payless, Inc., 12.25% Sr Sub Note 4-15-2004........................    B-            508,438      535,000
                                                                                                         -----------  -----------
               STEEL AND IRON-1.77%
     250,000   AK Steel Corp., 10.75% Sr Note 4-1-2004....................................    BB-           268,750      276,875
     250,000   Gulf States Steel Corp., 13.50% First Mtg Note 4-15-2003...................    B             247,270      220,625
                                                                                                         -----------  -----------
                                                                                                            516,020      497,500
                                                                                                         -----------  -----------
               TECHNOLOGY-2.76%
     500,000   Computervision Corp., 11.375% Sr Sub Note 8-15-1999........................    B-            449,563      527,500
     250,000   Genicom Corp., 12.50% Sr Sub Note 2-15-1997................................    NR            226,500      248,750
                                                                                                         -----------  -----------
                                                                                                            676,063      776,250
                                                                                                         -----------  -----------
               TELECOMMUNICATIONS-10.18%
     250,000   A+ Network, Inc., 11.875% 11-1-2005........................................    CCC+          248,205      251,875
   1,000,000   American Communications Services, Inc., 13.00% Sr Disc Note 11-1-2005 (Zero
                 coupon until 11-1-2000) (and warrants) (e) (f)...........................    NR            545,332      552,500
     500,000   Clearnet Communications, Inc., 14.75% Sr Disc Note 12-15-2005 (Zero coupon
                 until 12-15-2000) (and warrants) (e).....................................    B3*           247,054      261,250
     250,000   Fonorola, Inc., 12.50% Sr Secured Note 8-15-2002...........................    B+            250,000      262,500
     900,000   GST Telecommunications, Inc., 13.875% 12-15-2005 (Zero coupon until
                 12-15-2000, thereafter 13.875%) (Includes 800,000 principal of Sr Disc
                 Note and 100,000 principal of Convertible Sr Sub Note) (e) (f)...........    NR            461,979      475,000
     500,000   Mobilemedia Corp., 9.375% Sr Sub Note 11-1-2007............................    B-            500,000      515,000
     500,000   Paging Network, Inc., 10.125% Sr Sub Note 8-1-2007.........................    B             506,250      544,375
                                                                                                         -----------  -----------
                                                                                                          2,758,820    2,862,500
                                                                                                         -----------  -----------
               TOBACCO-1.46%
     500,000   Liggett Group, Inc., 11.50% Secured Note Ser B 2-1-1999....................    NR            352,500      410,000
                                                                                                         -----------  -----------
               TRANSPORTATION-0.43%
     128,667   Fruehauf Trailer Corp., 14.75% Sr Secured Note 4-30-2002...................    NR            124,164      122,234
                                                                                                         -----------  -----------
               WASTE DISPOSAL-1.35%
     375,000   Norcal Waste Systems, Inc., 13.00% Increasing Rate Sr Note 11-15-2005 (e)
                 (f)......................................................................    BB-           365,165      378,750
                                                                                                         -----------  -----------
               TOTAL CORPORATE BONDS - NON-INVESTMENT GRADE...............................               25,021,336   25,546,937
                                                                                                         -----------  -----------
               TOTAL CORPORATE BONDS......................................................               25,520,854   26,066,937
                                                                                                         -----------  -----------
               TOTAL LONG-TERM INVESTMENTS................................................               $25,656,966  $26,115,470
                                                                                                         -----------  -----------
                                                                                                         -----------  -----------

FORTIS SERIES FUND, INC.
HIGH YIELD SERIES (CONTINUED)
Schedule of Investments
December 31, 1995

SHORT-TERM INVESTMENTS-4.97%

--------------------------------------------------------------------------------
   Principal                                                                                   Market
    Amount                                                                                   Value (c)
  -----------                                                                               ------------
               BANKS-4.34%
  $1,220,000   First Trust Money Market Variable Rate Time Deposit, Current
                 rate -- 5.51%............................................................  $ 1,220,000
                                                                                            ------------
               DIVERSIFIED FINANCE-0.63%
     177,000   Associates Corp. Master Variable Rate Note, Current rate -- 5.52%..........      177,000
                                                                                            ------------
               TOTAL SHORT-TERM INVESTMENTS...............................................    1,397,000
                                                                                            ------------
               TOTAL INVESTMENTS IN SECURITIES (COST: $27,053,966) (B)....................  $27,512,470
                                                                                            ------------
                                                                                            ------------

  * Moody's Rating
 (a) Presently non-income producing. For corporate debt securities, items identified are in default as to payment of interest and/or principal.
 (b) At December 31, 1995, the cost of securities for federal income tax purposes was $27,055,341 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

          Unrealized appreciation...........................  $ 1,041,346
          Unrealized depreciation...........................     (584,217)
          ---------------------------------------------------------------
          Net unrealized appreciation.......................  $   457,129
          ---------------------------------------------------------------

 (c) See Note A of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.70% of net assets as of December 31, 1995.
 (e) The interest rate disclosed for these securities represents the original issue discount yields on the date of acquisition.
 (f) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities. The portfolio entered into the following Section 144A security transactions:

  Date Acquired     Shares/Par                    Security                     Cost Basis
------------------  ----------  ---------------------------------------------  ----------
June 10, 1994              200  Chattem, Inc. (Warrants)                       $    2,546
October 7, 1994            250  Hosiery Corp. of America, Class A                   4,230
February 3, 1995           250  RXI Holdings, Inc. (Warrants)                       4,838
February 3, 1995       250,000  RXI Holdings, Inc. due 2002                       245,521
March 30, 1995         500,000  Farm Fresh Holdings Corp. due 2002                200,817
April 13, 1995             250  Gulf States Steel Corp. (Warrants)                  2,730
May 11, 1995               250  RXI Holdings, Inc. (Warrants)                       4,922
May 11, 1995           250,000  RXI Holdings, Inc. due 2002                       249,718
September 12, 1995      35,625  Farm Fresh Holdings Corp. due 2002                 14,268
September 22, 1995     250,000  Acetex Corp. due 2003                             248,907
                                American Communications Services, Inc. due
November 10,1995     1,000,000  2005                                              545,332
November 16, 1995      375,000  Norcal Waste Systems, Inc. due 2005               365,165
December 14, 1995      900,000  GST Telecommunications, Inc. due 2005             461,979
December 22, 1995      500,000  Continental Cablevision, Inc. due 2006            500,000

    The value of these securities at December 31, 1995, is $2,868,542 which respresents 10.20% of net assets.

FORTIS SERIES FUND, INC.
ASSET ALLOCATION SERIES
Schedule of Investments
December 31, 1995

COMMON STOCKS-45.23%

--------------------------------------------------------------------------------
                                                                                                          Market
   Shares                                                                                  Cost (b)     Value (c)
  --------                                                                               ------------  ------------
            BROADCASTING - 0.51%
  81,000    News Corp., Ltd. ADR (The).................................................  $  1,417,712  $  1,731,375
                                                                                         ------------  ------------
            BUSINESS SERVICES AND SUPPLIES - 3.24%
  109,757   First Data Corp............................................................     4,017,764     7,339,999
  101,000   MBNA Corp..................................................................     2,232,557     3,724,375
                                                                                         ------------  ------------
                                                                                            6,250,321    11,064,374
                                                                                         ------------  ------------
            COMPUTER-HARDWARE - 0.93%
  77,000    Ceridian Corp. (a).........................................................     3,430,447     3,176,250
                                                                                         ------------  ------------
            COMPUTER-SOFTWARE - 4.75%
  50,000    Adobe Systems, Inc.........................................................     3,454,542     3,100,000
  61,500    Computer Associates International, Inc.....................................     2,234,208     3,497,812
  50,250    Microsoft Corp. (a)........................................................     2,137,288     4,409,437
  123,300   Oracle Corp. (a)...........................................................       772,270     5,224,837
                                                                                         ------------  ------------
                                                                                            8,598,308    16,232,086
                                                                                         ------------  ------------
            ELECTRONIC-COMMUNICATION SECURITY - 0.84%
  70,000    Bay Networks, Inc. (a).....................................................     2,924,051     2,878,750
                                                                                         ------------  ------------
            ELECTRONIC-CONTROLS AND EQUIPMENT - 1.70%
  88,000    Applied Materials, Inc. (a)................................................     1,719,115     3,465,000
  53,000    Solectron Corp. (a)........................................................     2,013,540     2,338,625
                                                                                         ------------  ------------
                                                                                            3,732,655     5,803,625
                                                                                         ------------  ------------
            ELECTRONIC-SEMICONDUCTOR AND CAPACITOR - 1.12%
  46,600    Intel Corp.................................................................     1,359,206     2,644,550
  30,000    Micron Technology, Inc.....................................................     2,550,927     1,188,750
                                                                                         ------------  ------------
                                                                                            3,910,133     3,833,300
                                                                                         ------------  ------------
            FINANCE COMPANIES - 3.08%
  32,000    Federal National Mortgage Association......................................     2,856,973     3,972,000
  36,000    Franklin Resources, Inc....................................................     1,472,500     1,813,500
  178,996   Green Tree Financial Corp..................................................     2,421,448     4,721,019
                                                                                         ------------  ------------
                                                                                            6,750,921    10,506,519
                                                                                         ------------  ------------
            HEALTH CARE SERVICES - 5.12%
  78,000    Columbia/HCA Healthcare Corp...............................................     3,217,046     3,958,500
  52,000    Oxford Health Plans, Inc. (a)..............................................     3,820,827     3,841,500
  27,400    PacifiCare Health Systems, Inc. Class B (a)................................     1,670,488     2,383,800
  82,000    U.S. HealthCare, Inc.......................................................     2,929,688     3,813,000
  53,400    United Healthcare Corp.....................................................     2,490,580     3,497,700
                                                                                         ------------  ------------
                                                                                           14,128,629    17,494,500
                                                                                         ------------  ------------
            HOTEL AND MOTEL - 0.87%
  85,750    Mirage Resorts, Inc. (a)...................................................     1,933,090     2,958,375
                                                                                         ------------  ------------
            LEISURE TIME-AMUSEMENTS - 0.66%
  38,000    Disney (Walt) Co...........................................................     2,095,090     2,242,000
                                                                                         ------------  ------------
            MEDICAL SUPPLIES - 1.03%
  63,200    Medtronic, Inc. (and rights)...............................................     2,186,423     3,531,300
                                                                                         ------------  ------------
            MEDICAL TECHNOLOGY - 1.12%
  77,900    Boston Scientific Corp. (a)................................................     3,181,528     3,817,100
                                                                                         ------------  ------------
            MISCELLANEOUS - 0.86%
  86,100    CUC International, Inc. (a)................................................     1,409,916     2,938,163
                                                                                         ------------  ------------
            OFFICE EQUIPMENT AND SUPPLIES - 2.67%
  106,000   Silicon Graphics, Inc. (a).................................................     1,597,487     2,915,000
  65,000    Sterling Software, Inc.....................................................     1,601,021     4,054,375
  51,900    Tandy Corp.................................................................     2,281,100     2,153,850
                                                                                         ------------  ------------
                                                                                            5,479,608     9,123,225
                                                                                         ------------  ------------

FORTIS SERIES FUND, INC.
ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
December 31, 1995

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                                          Market
   Shares                                                                                  Cost (b)     Value (c)
  --------                                                                               ------------  ------------
            PUBLISHING - 0.83%
  36,300    Scholastic Corp. (a).......................................................  $  1,851,033  $  2,822,325
                                                                                         ------------  ------------
            RETAIL-DEPARTMENT STORES - 1.29%
  41,600    Kohl's Corp. (a)...........................................................     1,624,870     2,184,000
  100,000   Wal-Mart Stores, Inc.......................................................     2,479,410     2,237,500
                                                                                         ------------  ------------
                                                                                            4,104,280     4,421,500
                                                                                         ------------  ------------
            RETAIL-MISCELLANEOUS - 4.19%
  85,600    AutoZone, Inc. (a).........................................................     1,881,356     2,471,700
  41,500    Home Depot, Inc............................................................     1,353,846     1,986,813
  82,000    Lowe's Companies, Inc......................................................     1,666,017     2,747,000
  68,100    Office Depot, Inc. (a).....................................................       821,547     1,344,975
  45,500    Pep Boys Manny Moe & Jack..................................................     1,106,736     1,165,938
  184,000   Price/Costco, Inc. (a).....................................................     3,220,214     2,806,000
  62,000    Talbots (The), Inc.........................................................     1,580,882     1,782,500
                                                                                         ------------  ------------
                                                                                           11,630,598    14,304,926
                                                                                         ------------  ------------
            TELECOMMUNICATIONS - 6.78%
  144,000   3Com Corp. (a).............................................................     1,219,554     6,714,000
  59,400    Cisco Systems, Inc. (a)....................................................     1,486,066     4,432,725
  220,000   Ericsson (L.M.) Telephone Co. Class B ADR..................................     2,657,302     4,290,000
  40,000    Motorola, Inc..............................................................     1,197,452     2,280,000
  63,600    Nokia Corp. Class A ADR....................................................     1,300,065     2,472,450
  80,000    Tellabs, Inc. (a)..........................................................     3,238,695     2,960,000
                                                                                         ------------  ------------
                                                                                           11,099,134    23,149,175
                                                                                         ------------  ------------
            TELEPHONE SERVICES - 1.21%
  116,994   WorldCom, Inc. (a).........................................................     1,880,775     4,124,039
                                                                                         ------------  ------------
            TOYS - 1.22%
  135,721   Mattel, Inc................................................................     2,566,901     4,173,421
                                                                                         ------------  ------------
            UTILITIES-TELEPHONE - 1.21%
  83,200    AirTouch Communications, Inc. (a)..........................................     2,101,440     2,350,400
  51,000    Vodafone Group plc ADR.....................................................     1,618,683     1,797,750
                                                                                         ------------  ------------
                                                                                            3,720,123     4,148,150
                                                                                         ------------  ------------
            TOTAL COMMON STOCKS........................................................  $104,281,676  $154,474,478
                                                                                         ------------  ------------

PREFERRED STOCKS-0.41%

--------------------------------------------------------------------------------
                                                                                                       Market
  Shares                                                                                 Cost (b)     Value (c)
  -------                                                                               -----------  -----------
           BROADCASTING - 0.41%
  73,000   News Corp., Ltd.(The) Preferred ADR........................................  $1,262,907   $1,405,250
                                                                                        -----------  -----------

ASSET BACKED SECURITIES-9.47%

--------------------------------------------------------------------------------
                                                                                              Standard
                                                                                              & Poor's
   Principal                                                                                   Rating                      Market
    Amount                                                                                  (Unaudited)     Cost (b)     Value (c)
  -----------                                                                               ------------  ------------  ------------
               COMMERCIAL LOANS - 2.06%
  $3,279,112   Merrill Lynch Mortgage Investors, Inc., 7.522% Variable Rate Ser 1995-C2 Cl
                 A 6-15-2021..............................................................    Aaa*        $ 3,328,811   $ 3,380,047
   2,617,023   Resolution Trust Corp., 7.15% Mtg Pass Thru Certificate Ser 1995-2 Cl M1
                 5-25-2029................................................................    Aa2*          2,610,162     2,650,553
   1,000,000   Resolution Trust Corp., 7.45% Mtg Pass Thru Certificate Ser 1995-2 Cl A1C
                 5-25-2029................................................................    Aaa*            994,773     1,011,875
                                                                                                          ------------  ------------
                                                                                                            6,933,746     7,042,475
                                                                                                          ------------  ------------

--------------------------------------------------------------------------------

                                                                                              Standard
                                                                                              & Poor's
   Principal                                                                                   Rating                      Market
    Amount                                                                                  (Unaudited)     Cost (b)     Value (c)
  -----------                                                                               ------------  ------------  ------------
               MANUFACTURED HOMES - 5.09%
  $2,874,156   CIT Group Manufactured Housing Contract, 7.70% Sr Sub Pass Thru Certificate
                 Ser 1995-1 Cl A 5-15-2020................................................    Aaa*        $ 2,873,239   $ 2,963,109
   4,000,000   Green Tree Financial Corp., 7.65% Sr Sub Pass Thru Certificate Ser 1994-1
                 Cl A5 4-15-2019..........................................................    Aa2*          4,070,313     4,350,000
   3,000,000   Green Tree Financial Corp., 8.35% Ser 1994-7 Cl A4 3-15-2020...............    Aaa*          2,996,250     3,254,670
   6,500,000   Oakwood Mtg Investors, Inc., 7.10% Ser 1995-A Cl A3 9-15-2020..............    AAA           6,500,937     6,829,849
                                                                                                          ------------  ------------
                                                                                                           16,440,739    17,397,628
                                                                                                          ------------  ------------
               MISCELLANEOUS - 0.95%
   3,198,327   Vanderbilt Mtg & Finance, Inc., 7.00% Mfg Housing Contract Ser 1994-A Cl A1
                 7-10-2019................................................................    AA            3,196,328     3,245,563
                                                                                                          ------------  ------------
               MULTI-FAMILY LOANS - 1.37%
   1,500,000   DLJ Mtg Acceptance Corp., 8.80% Multifamily Mtg Pass Thru Certificate Ser
                 1993-12 Cl B1 9-18-2003..................................................    NR            1,473,750     1,582,525
   3,000,000   Paine Webber Mortgage Acceptance Corp. IV, 6.70% Ser 1995-M1 1-15-2007
                 (e)......................................................................    NR            3,001,875     3,082,500
                                                                                                          ------------  ------------
                                                                                                            4,475,625     4,665,025
                                                                                                          ------------  ------------
               TOTAL ASSET BACKED SECURITIES..............................................                $31,046,438   $32,350,691
                                                                                                          ------------  ------------

CORPORATE BONDS-INVESTMENT GRADE-9.73%

--------------------------------------------------------------------------------
                                                                                              Standard
                                                                                              & Poor's
   Principal                                                                                   Rating                      Market
    Amount                                                                                  (Unaudited)     Cost (b)     Value (c)
  -----------                                                                               ------------  ------------  ------------
               BANKS - 2.85%
  $4,000,000   Advanta National Bank, 6.45% Note 10-30-2000...............................    BBB         $ 3,995,119   $ 4,048,976
   5,500,000   Capital One Bank, 6.83% Med Term Note 8-16-1999............................    Ba3*          5,500,000     5,655,424
                                                                                                          ------------  ------------
                                                                                                            9,495,119     9,704,400
                                                                                                          ------------  ------------
               BROKERAGE AND INVESTMENT - 1.06%
   3,500,000   Bear Stearns & Co., 6.875% 10-01-2005......................................    A             3,476,060     3,604,310
                                                                                                          ------------  ------------
               CHEMICALS - 0.76%
   2,500,000   Methanex Corp., 7.40% Note 8-15-2002.......................................    BBB+          2,488,580     2,597,407
                                                                                                          ------------  ------------
               FOREIGN - GOVERNMENT AGENCIES - 2.00%
   6,000,000   Hydro-Quebec, 8.05% Deb 7-7-2024...........................................    A+            6,597,660     6,845,574
                                                                                                          ------------  ------------
               HOTEL AND MOTEL - 0.61%
   2,000,000   Renaissance Hotel Group Finance Corp., 8.875% 10-1-2005....................    BBB           1,998,071     2,080,000
                                                                                                          ------------  ------------
               MEDIA - 0.32%
     400,000   News America Holdings, Inc., 10.125% Sr Note 10-15-2012....................    BBB             400,000       485,434
     500,000   News America Holdings, Inc., 8.963% Sr Note 4-26-2023 (d)..................    BBB             495,850       594,779
                                                                                                          ------------  ------------
                                                                                                              895,850     1,080,213
                                                                                                          ------------  ------------
               MISCELLANEOUS - 0.08%
     250,000   New York (City of), 10.00% General Obligation Taxable Bond Fiscal 1991 Ser
                 D 8-1-2005...............................................................    BBB+            236,086       287,726
                                                                                                          ------------  ------------
               WASTE DISPOSAL - 2.05%
   6,500,000   Browning-Ferris, Inc., 7.40% Secured Note 9-15-2035........................    A             6,465,225     7,013,234
                                                                                                          ------------  ------------
               TOTAL CORPORATE BONDS - INVESTMENT GRADE...................................                $31,652,651   $33,212,864
                                                                                                          ------------  ------------

FORTIS SERIES FUND, INC.
ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
December 31, 1995

CORPORATE BONDS-NON-INVESTMENT GRADE-6.80%

--------------------------------------------------------------------------------
                                                                                              Standard
                                                                                              & Poor's
   Principal                                                                                   Rating                      Market
    Amount                                                                                  (Unaudited)     Cost (b)     Value (c)
  -----------                                                                               ------------  ------------  ------------
               BROADCASTING - 0.30%
  $1,000,000   Sinclair Broadcasting, Inc., 10.00% Sr Sub Note 9-30-2005..................    B+          $ 1,000,000   $ 1,022,500
                                                                                                          ------------  ------------
               CABLE TELEVISION - 1.06%
   1,000,000   Comcast Corp., 9.125% Sr Sub Note 10-15-2006...............................    B+            1,033,759     1,040,000
     250,000   Continental Cablevision, 8.30% Sr Note 5-15-2006 (e).......................    BB+             250,000       250,000
   1,113,025   Falcon Holding Group L.P., 11.00% Sr Sub Note Ser B 9-15-2003 (Interest is
                 Payable-in-Kind).........................................................    NR              899,866     1,029,229
     500,000   Telewest plc, 11.00% Sr Disc Deb 10-1-2007 (Zero coupon until 10-1-2000)
                 (d)......................................................................    BB              301,171       300,625
   1,000,000   Telewest plc, 9.625% Sr Deb 10-1-2006......................................    BB            1,004,687     1,016,250
                                                                                                          ------------  ------------
                                                                                                            3,489,483     3,636,104
                                                                                                          ------------  ------------
               CHEMICALS - 0.91%
   1,250,000   Arcadian Partners L.P., 10.75% Sr Note Ser B 5-1-2005......................    BB-           1,245,361     1,375,000
     500,000   Indspec Chemical Corp., 12.618% Sr Sub Disc Note Ser B 12-1-2003 (d).......    B-              326,235       413,750
   1,250,000   NL Industries, Inc., 11.75% Sr Secured Note 10-15-2003.....................    B             1,187,500     1,334,375
                                                                                                          ------------  ------------
                                                                                                            2,759,096     3,123,125
                                                                                                          ------------  ------------
               COSMETICS AND SUNDRIES - 0.30%
   1,000,000   Revlon Consumer Products Corp., 10.50% Sr Sub Note 2-15-2003...............    B-            1,020,312     1,025,000
                                                                                                          ------------  ------------
               ENERGY - 0.33%
   1,082,289   Midland Cogeneration Venture L.P., 10.33% Midland Funding Sr Secured Lease
                 Obligation Bond Ser C 7-23-2002..........................................    BB-           1,101,998     1,141,370
                                                                                                          ------------  ------------
               FOOD-GROCERY, MISCELLANEOUS - 0.28%
   1,000,000   Specialty Foods Corp., 10.25% Sr Note Ser B 8-15-2001......................    B               991,250       940,000
                                                                                                          ------------  ------------
               FOOD-MISCELLANEOUS - 0.42%
   1,500,000   Envirodyne Industries, Inc., 12.00% First Priority Sr Secured Note
                 6-15-2000................................................................    NR            1,498,125     1,447,500
                                                                                                          ------------  ------------
               HEALTH CARE SERVICES - 0.31%
   1,000,000   Tenet Healthcare Corp., 8.625% Sr Note 12-1-2003...........................    BB-             996,721     1,055,000
                                                                                                          ------------  ------------
               HOTEL AND MOTEL - 0.15%
     500,000   HMC Acquisition Properties, 9.00% Sr Note 12-15-2007 (e)...................    BB-             500,000       500,000
                                                                                                          ------------  ------------
               INDUSTRIAL - 0.06%
     250,000   American Standard, Inc., 9.45% Sr Sub Deb 6-1-2005 (Zero coupon until
                 6-1-1998) (d)............................................................    B+              211,413       213,750
                                                                                                          ------------  ------------
               LEISURE TIME-AMUSEMENTS - 0.30%
   1,000,000   Bally's Park Place, Inc., 9.25% First Mtg Bond 3-15-2004...................    BB              945,385     1,010,000
                                                                                                          ------------  ------------
               MACHINERY - 0.29%
   1,000,000   Spreckels Industries, Inc., 11.50% Sr Secured Note 9-1-2000................    B               986,250     1,000,000
                                                                                                          ------------  ------------
               METALS-MINING AND MISCELLANEOUS - 0.32%
   1,000,000   Renco Metals, Inc., 12.00% Sr Note 7-15-2000...............................    B+            1,082,500     1,080,000
                                                                                                          ------------  ------------
               OFFICE EQUIPMENT AND SUPPLIES - 0.21%
     750,000   Mail-Well Corp., 10.50% Sr Sub Note 2-15-2004..............................    B               665,625       720,000
                                                                                                          ------------  ------------
               RESTAURANTS AND FRANCHISING - 0.26%
   1,250,000   Flagstar Corp., 11.25% Sr Sub Deb 11-1-2004................................    CCC+          1,265,937       887,500
                                                                                                          ------------  ------------
               RETAIL-GROCERY - 0.65%
   1,250,000   Farm Fresh, Inc., 12.25% Sr Note 10-1-2000.................................    B-            1,250,063     1,025,000
     250,000   Grand Union Co., 12.00% Sr Note 9-1-2004 (a)...............................    B-              236,875       216,250
   1,000,000   Ralphs Grocery Co., 11.00% Sr Sub Note 6-15-2005...........................    B-              980,000       975,000
                                                                                                          ------------  ------------
                                                                                                            2,466,938     2,216,250
                                                                                                          ------------  ------------
               STEEL AND IRON - 0.08%
     250,000   AK Steel Corp., 10.75% Sr Note 4-1-2004....................................    BB-             268,750       276,875
                                                                                                          ------------  ------------
               TECHNOLOGY - 0.31%
   1,000,000   Computervision Corp., 11.375% Sr Sub Note 8-15-1999........................    B-            1,033,750     1,055,000
                                                                                                          ------------  ------------
               TELECOMMUNICATIONS - 0.08%
     250,000   Paging Network, Inc., 10.125% Sr Sub Note 8-1-2007.........................    B               252,813       272,188
                                                                                                          ------------  ------------

--------------------------------------------------------------------------------

                                                                                              Standard
                                                                                              & Poor's
   Principal                                                                                   Rating                      Market
    Amount                                                                                  (Unaudited)     Cost (b)     Value (c)
  -----------                                                                               ------------  ------------  ------------
               TOBACCO - 0.18%
  $  750,000   Liggett Group, Inc., 11.50% Secured Note Ser B 2-1-1999....................    NR          $   546,875   $   615,000
                                                                                                          ------------  ------------
               TOTAL CORPORATE BONDS - NON-INVESTMENT GRADE...............................                $23,083,221   $23,237,162
                                                                                                          ------------  ------------

U.S. GOVERNMENT SECURITIES-23.56%

--------------------------------------------------------------------------------
   Principal                                                                                                  Market
    Amount                                                                                    Cost (b)       Value (c)
  -----------                                                                               -------------  -------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION - 10.67%
               MORTGAGE BACKED SECURITIES:
  $5,941,671   6.50% 2010.................................................................  $   5,888,753  $   5,971,379
   6,092,536   7.00% 2025.................................................................      5,998,576      6,140,131
   5,722,124   7.25% 2005.................................................................      5,925,975      6,037,986
   2,157,743   7.50% 2022.................................................................      2,230,230      2,210,338
   1,944,134   8.00% 2025.................................................................      1,973,600      2,012,786
      73,138   9.00% 2021.................................................................         72,978         77,024
                                                                                            -------------  -------------
                                                                                               22,090,112     22,449,644
                                                                                            -------------  -------------
               NOTES:
   2,000,000   6.85% 2000.................................................................      2,000,000      2,078,802
   3,500,000   7.40% 2004.................................................................      3,692,825      3,859,191
   5,000,000   7.84% 1998.................................................................      5,033,550      5,019,960
                                                                                            -------------  -------------
                                                                                               10,726,375     10,957,953
                                                                                            -------------  -------------
               REMIC-PAC'S:
   3,000,000   7.00% 2020.................................................................      2,892,344      3,042,387
                                                                                            -------------  -------------
               TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION................................     35,708,831     36,449,984
                                                                                            -------------  -------------
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 3.83%
               MORTGAGE BACKED SECURITIES:
   6,107,076   7.50% 2022-2023............................................................      5,935,433      6,278,837
   5,275,167   9.00% 2022-2023............................................................      5,446,610      5,586,729
   1,080,090   9.125% Fleet Mortgage Securities Ser 1989-3 Class D 2018 (GNMA Backed).....      1,105,742      1,103,603
      98,759   9.50% 2020.................................................................         98,512        105,950
                                                                                            -------------  -------------
               TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION.............................     12,586,297     13,075,119
                                                                                            -------------  -------------
               OTHER DIRECT FEDERAL OBLIGATIONS - 3.21%
               FEDERAL HOME LOAN BANK:
   6,000,000   6.125% 1996................................................................      5,984,063      6,027,510
   4,500,000   7.31% 2004.................................................................      4,516,172      4,920,615
                                                                                            -------------  -------------
               TOTAL OTHER DIRECT FEDERAL OBLIGATIONS.....................................     10,500,235     10,948,125
                                                                                            -------------  -------------
               OTHER GOVERNMENT AGENCIES - 0.46%
               RESOLUTION FUNDING CORPORATION:
   5,000,000   7.415% Zero Coupon Strip 2014 (d)..........................................      1,296,153      1,570,445
                                                                                            -------------  -------------
               U.S. TREASURY SECURITIES - 5.39%
               BONDS:
   4,450,000   7.625% 2025................................................................      4,928,375      5,437,344
   2,050,000   8.125% 2021................................................................      2,495,117      2,594,531
                                                                                            -------------  -------------
                                                                                                7,423,492      8,031,875
                                                                                            -------------  -------------
               NOTES:
   2,700,000   6.875% 2025................................................................      2,909,250      3,045,937
   2,800,000   7.25% 1996.................................................................      2,815,313      2,835,000
   1,850,000   8.25% 1998.................................................................      1,956,086      1,980,075

FORTIS SERIES FUND, INC.
ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
December 31, 1995

U.S. GOVERNMENT SECURITIES-CONTINUED
--------------------------------------------------------------------------------

   Principal                                                                                                  Market
    Amount                                                                                    Cost (b)       Value (c)
  -----------                                                                               -------------  -------------
  $2,500,000   9.375% 1996................................................................  $   2,752,344  $   2,529,688
                                                                                            -------------  -------------
                                                                                               10,432,993     10,390,700
                                                                                            -------------  -------------
               TOTAL U.S. TREASURY SECURITIES.............................................     17,856,485     18,422,575
                                                                                            -------------  -------------
               TOTAL U.S. GOVERNMENT SECURITIES...........................................     77,948,001     80,466,248
                                                                                            -------------  -------------
               TOTAL LONG-TERM DEBT SECURITIES............................................    163,730,311    169,266,965
                                                                                            -------------  -------------
               TOTAL LONG-TERM INVESTMENTS................................................  $ 269,274,894  $ 325,146,693
                                                                                            -------------  -------------
                                                                                            -------------  -------------

SHORT-TERM INVESTMENTS-3.96%

--------------------------------------------------------------------------------
   Principal                                                                                   Market
    Amount                                                                                   Value (c)
  -----------                                                                               ------------
               BANKS - 1.11%
  $3,776,000   First Trust Money Market Variable Rate Time Deposit, Current
                 rate -- 5.51%............................................................  $  3,776,000
                                                                                            ------------
               BROKERAGE AND INVESTMENT-0.23%
     796,000   Goldman Sachs Master Variable Rate Note, Current rate -- 5.94%.............       796,000
                                                                                            ------------
               DIVERSIFIED FINANCE-0.31%
   1,060,000   Associates Corp. Master Variable Rate Note, Current rate -- 5.52%..........     1,060,000
                                                                                            ------------
               U.S. OTHER DIRECT FEDERAL OBLIGATIONS - 2.31%
   7,900,000   Federal Home Loan Bank, 5.78%, 1-16-1996...................................     7,880,092
                                                                                            ------------
               TOTAL SHORT-TERM INVESTMENTS...............................................  $ 13,512,092
                                                                                            ------------
               TOTAL INVESTMENTS IN SECURITIES (COST: $282,786,986) (B)...................  $338,658,785
                                                                                            ------------
                                                                                            ------------

 (a) Presently non-income producing. For corporate debt securities, items identified are in default as to payment of interest and/or principal.
 (b) At December 31, 1995, the cost of securities for federal income tax purposes was $282,786,986 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation..........................................  $ 60,438,550
Unrealized depreciation..........................................    (4,566,751)
-------------------------------------------------------------------------------
Net unrealized appreciation......................................  $ 55,871,799
-------------------------------------------------------------------------------

 (c) See Note A of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) The interest rate disclosed for these securities represents the original issue discount yields on the date of acquisition.
 (e) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities. The portfolio entered into the following
     Section 144A security transactions: On September 13, 1995 the portfolio acquired $3,000,000 par of Paine Webber Mortgage Acceptance Corp. IV due 2007 with a cost basis of $3,001,875. On December 15, 1995 the portfolio acquired $500,000 par of HMC Acquisition Properties due 2007 with a cost basis of $500,000. On December 22, 1995 the portfolio acquired $250,000 par of Continental Cablevision due 2006 with a cost basis of $250,000. The value of these securities at December 31, 1995, is $3,832,500 which represents 1.12% of net assets.
 (f) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.82% of net assets as of December 31, 1995.
  * Moody's Rating

FORTIS SERIES FUND, INC.
GLOBAL ASSET ALLOCATION SERIES
Schedule of Investments
December 31, 1995

COMMON STOCKS-40.64%

--------------------------------------------------------------------------------
                                                                                                       Market
                                                                                                        Value
  Shares                                                                                Cost (b)(e)    (c)(e)
  -------                                                                               -----------  -----------
           AUSTRALIA - 0.54%
  5,000    Brambles Industries Ltd. - Business Services and Supplies..................  $   46,434   $   55,790
  12,000   Westpac Banking Corp. Ltd. - Banks.........................................      40,566       53,201
                                                                                        -----------  -----------
                                                                                            87,000      108,991
                                                                                        -----------  -----------
           BELGIUM - 0.41%
  2,000    Delhaize-Le Lion, S.A. - Retail-Miscellaneous..............................      79,986       82,911
                                                                                        -----------  -----------
           CANADA - 0.21%
  2,950    Hudson's Bay Co. - Retail-Department Stores................................      57,925       42,449
                                                                                        -----------  -----------
           FRANCE - 2.29%
  1,200    Banque Nationale de Paris (a) - Banks......................................      47,065       54,204
    180    Bongrain S.A. - Food-Grocery, Miscellaneous................................      96,237      101,587
    560    Credit Lyonnaise - Banks...................................................      35,896       26,910
    983    Elf Aquitaine - Oil-Crude Petroleum and Gas................................      71,742       72,523
    250    Labinal S.A. - Aerospace and Equipment.....................................      32,307       27,759
    750    PSA Peugeot Citroen S.A. - Automobile Manufacturers........................      99,336       99,072
  1,675    Valeo S.A. - Automobile and Motor Vehicle Parts............................      74,099       77,681
                                                                                        -----------  -----------
                                                                                           456,682      459,736
                                                                                        -----------  -----------
           GERMANY - 3.00%
    705    Basf AG - Chemicals........................................................     151,728      159,099
    485    Bayer AG - Chemicals.......................................................     118,314      129,037
    245    Karstadt AG - Retail-Department Stores.....................................      96,488      100,651
    195    Mannesmann AG - Machinery..................................................      53,318       62,194
    150    Varta AG (a) - Automobile and Motor Vehicle Parts..........................      30,186       28,820
  1,700    Veba AG - Utilities-Electric...............................................      58,756       72,928
    150    Volkswagen AG - Automobile Manufacturers...................................      43,858       50,410
                                                                                        -----------  -----------
                                                                                           552,648      603,139
                                                                                        -----------  -----------
           HONG KONG - 0.64%
  42,000   Jardine Strategic Holdings Ltd. - Miscellaneous............................     125,663      128,520
                                                                                        -----------  -----------
           IRELAND - 0.39%
  25,000   Avonmore Foods plc - Food-Grocery, Miscellaneous...........................      50,222       50,888
  10,000   Green Property plc - Real Estate...........................................      21,033       26,926
                                                                                        -----------  -----------
                                                                                            71,255       77,814
                                                                                        -----------  -----------
           ITALY - 0.61%
  37,100   Stet Societa' Finanziaria Telefonica S.p.A. - Telecommunications...........      87,719       75,772
  38,000   Telecom Italia S.p.A. - Utilities-Telephone................................      47,368       46,518
                                                                                        -----------  -----------
                                                                                           135,087      122,290
                                                                                        -----------  -----------
           JAPAN - 4.57%
  4,000    Daicel Chemical Industries Ltd. - Chemicals................................      21,751       22,763
     40    East Japan Railway Co. - Transportation....................................     195,497      194,665
  5,000    Fuji Photo Film - Photographic.............................................     117,985      144,447
  6,000    Hitachi Ltd. - Electronic-Controls and Equipment...........................      56,981       60,493
  8,000    Kao Corp. - Household Products.............................................      91,237       99,271
  10,000   Nichido Fire & Marine Insurance - Insurance................................      81,107       80,464
  2,000    Sony Corp. - Electronic-Controls and Equipment.............................     114,488      120,017
  10,000   Sumitomo Rubber Industries - Automobile and Motor Vehicle Parts............      88,145       83,566
  1,000    TDK Corp. - Electric-Components and Parts..................................      44,629       51,090
  2,000    Toyo Seikan Kaisha - Containers and Packaging..............................      66,308       59,912
                                                                                        -----------  -----------
                                                                                           878,128      916,688
                                                                                        -----------  -----------
           NETHERLANDS - 2.62%
  3,332    ABN-AMRO Holding NV - Banks................................................     120,845      151,947
    205    Hollandsche Beton Groep NV - Construction..................................      31,456       31,332
  1,465    Internationale Nederlanden Groep NV - Finance Companies....................      70,287       97,972
  1,500    Koninklijke PTT Nederland NV - Telephone Services..........................      53,926       54,554
  2,700    Koninklijke Van Ommeren NV - Transportation................................      70,818       84,218

FORTIS SERIES FUND, INC.
GLOBAL ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
December 31, 1995

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                                       Market
                                                                                                        Value
  Shares                                                                                Cost (b)(e)    (c)(e)
  -------                                                                               -----------  -----------
  2,950    Philips Electronics NV (a) - Electric Products.............................  $   92,113   $  106,738
                                                                                        -----------  -----------
                                                                                           439,445      526,761
                                                                                        -----------  -----------
           SPAIN - 1.20%
  12,700   Iberdrola S.A. - Utilities-Electric........................................      76,653      116,201
  9,000    Telefonica de Espana - Telecommunications..................................     113,415      124,633
                                                                                        -----------  -----------
                                                                                           190,068      240,834
                                                                                        -----------  -----------
           SWEDEN - 1.27%
  12,000   Skandinaviska Enskilda Banken A Free - Banks...............................      68,607       99,589
  10,000   Svenska Cellulosa B Free - Banks...........................................     135,893      155,420
                                                                                        -----------  -----------
                                                                                           204,500      255,009
                                                                                        -----------  -----------
           SWITZERLAND - 3.72%
     50    Ascom Holding AG (a) - Telecommunications..................................      49,185       51,058
     65    Bobst S.A. - Machinery.....................................................      79,455      101,682
    150    Ciba-Geigy AG - Chemicals..................................................      91,076      132,316
    160    Forbo Holding AG - Household Products......................................      72,668       68,553
     20    Kuoni Reisen Holding AG - Leisure Time-Amusements..........................      25,652       32,156
    110    Magazine Zum Globus - Retail-Department Stores.............................      64,038       67,875
    200    Nestle S.A. Registered - Food-Grocery, Miscellaneous.......................     205,447      221,787
     70    SIG Schweizerische Industrie-Gesellschaft Holding AG - Machinery...........      67,152       71,177
                                                                                        -----------  -----------
                                                                                           654,673      746,604
                                                                                        -----------  -----------
           UNITED KINGDOM - 2.77%
  3,400    Calor Group plc - Oil-Crude Petroleum and Gas..............................      14,749       13,514
  24,000   Christian Salvesen plc - Miscellaneous.....................................     102,796       98,559
  9,200    English China Clays plc - Minerals.........................................      54,804       45,280
  14,700   Kwik Save Group plc - Food-Grocery, Miscellaneous..........................     129,171      115,029
  10,116   Tate & Lyle plc - Food-Grocery, Miscellaneous..............................      69,290       74,133
  7,600    Unilever plc - Consumer Goods..............................................     147,562      156,111
  20,900   WPP Group plc - Advertising-Public Relations...............................      42,868       53,217
                                                                                        -----------  -----------
                                                                                           561,240      555,843
                                                                                        -----------  -----------
           UNITED STATES - 16.40%
  5,000    Addington Resources, Inc. (a) - Natural Resources..........................      49,375       73,125
  1,600    Aluminum Company of America - Metals-Fabricating...........................      64,231       84,600
  1,300    AMR Corp. (a) - Airlines...................................................      75,878       96,525
  2,850    Bank of New York Co., Inc. - Banks.........................................     115,331      138,938
  3,000    Beazer Homes USA, Inc. (a) - Manufactured Homes............................      43,950       61,875
  2,500    Brooklyn Bancorp, Inc. (a) - Banks.........................................      76,425      101,875
  4,000    Cadiz Land Co., Inc. (a) - Land Development................................      19,875       23,000
  11,200   Comsat Corp. - Telecommunications..........................................     218,813      208,600
  3,000    Cray Research, Inc. (a) - Computer-Software................................      47,545       74,250
  10,250   Data General Corp. (a) - Computer-Software.................................      83,836      140,938
  12,300   Egghead, Inc. (a) - Retail-Specialty and Specialty Mail Order..............     130,001       79,181
  5,700    Enhance Financial Services Group, Inc. - Insurance.........................      95,837      151,763
  2,300    Equitable Companies, Inc. - Insurance......................................      43,597       55,200
  3,100    Finova Group, Inc. - Finance Companies.....................................     101,827      149,575
  1,650    Gap, Inc. - Retail-Clothing................................................      52,025       69,300
  2,250    General Motors Corp. - Automobile Manufacturers............................     110,949      118,969
  13,000   GenRad, Inc. (a) - Electronic-Controls and Equipment.......................      73,818      125,125
  1,350    Georgia Pacific Corp. - Forest Products....................................     101,543       92,644
  3,350    Houghton Mifflin Co. - Publishing..........................................     143,328      144,050
  2,600    Johnstown America Industries, Inc. (a) - Machinery-Specialty...............      40,630       13,000
  7,700    Limited (The), Inc. - Retail-Clothing......................................     137,299      133,788
  3,800    Lukens, Inc. - Steel and Iron..............................................     112,903      109,250
  1,410    MBIA, Inc. - Insurance.....................................................      92,145      105,750
  7,600    MCI Communications Corp. - Utilities-Telephone.............................     183,214      198,550
  4,000    Mellon Bank Corp. - Banks..................................................     161,649      215,000
  1,200    Philip Morris Companies, Inc. - Tobacco....................................      70,676      108,600
  2,500    Sun Co., Inc. - Oil-Crude Petroleum and Gas................................      72,318       68,438
  1,000    Tecumseh Products Co. Cl A - Machinery.....................................      46,150       51,750

--------------------------------------------------------------------------------

                                                                                                       Market
                                                                                                        Value
  Shares                                                                                Cost (b)(e)    (c)(e)
  -------                                                                               -----------  -----------
  10,000   UST Corp. - Banks..........................................................  $  150,000   $  145,000
  5,000    Waban, Inc. (a) - Retail-Miscellaneous.....................................      86,914       93,750
  6,000    WorldCorp, Inc. (a) - Transportation.......................................      52,870       60,000
                                                                                        -----------  -----------
                                                                                         2,854,952    3,292,409
                                                                                        -----------  -----------
           TOTAL COMMON STOCKS........................................................  $7,349,252   $8,159,998
                                                                                        -----------  -----------
                                                                                        -----------  -----------

PREFERRED STOCK-0.30%

--------------------------------------------------------------------------------
                                                                                                 Market
                                                                                         Cost     Value
  Shares                                                                                (b)(e)   (c)(e)
  -------                                                                               -------  -------
           GERMANY - 0.30%
  250      Volkswagen AG - Automobile Manufacturers...................................  $53,169  $60,750
                                                                                        -------  -------

CORPORATE BONDS-INVESTMENT GRADE-23.90%

--------------------------------------------------------------------------------
                                                                                               Standard
                                                                                               & Poor's                   Market
   Principal                                                                                    Rating                     Value
   Amount (e)                                                                                (Unaudited)   Cost (b)(e)    (c)(e)
  ------------                                                                               ------------  -----------  -----------
                AUSTRALIA - 0.60%
       150,000  Australian Government (Australian Dollar), 9.50% 8-15-2003.................    AAA         $  115,037   $  120,586
                                                                                                           -----------  -----------
                CANADA - 1.33%
       380,000  Canadian Government (Canadian Dollar), 7.50% 12-1-2003.....................    Aa1*           264,703      210,576
       100,000  Canadian Government (Canadian Dollar), 7.50% 9-1-2000......................    NR              72,553       55,778
                                                                                                           -----------  -----------
                                                                                                              337,256      266,354
                                                                                                           -----------  -----------
                DENMARK - 2.42%
     1,200,000  Kingdom of Denmark (Danish Krone), 7.00% 12-15-2004........................    NA             181,311      215,670
     1,400,000  Kingdom of Denmark (Danish Krone), 8.00% 11-15-2001........................    NA             257,584      270,436
                                                                                                           -----------  -----------
                                                                                                              438,895      486,106
                                                                                                           -----------  -----------
                FRANCE - 2.19%
     2,000,000  French Treasury Bill (French Franc), 7.75% 4-12-2000.......................    NA             419,444      438,412
                                                                                                           -----------  -----------
                GERMANY - 5.60%
       500,000  German Government (German Deutschemark), 6.50% 7-15-2003...................    Aaa*           318,544      363,871
       500,000  German Unity Fund (German Deutschemark), 8.00% 1-21-2002...................    NR             388,155      393,704
       500,000  Treuhandanstalt (German Deutschemark), 6.75% 5-13-2004.....................    AAA            350,507      366,491
                                                                                                           -----------  -----------
                                                                                                            1,057,206    1,124,066
                                                                                                           -----------  -----------
                IRELAND - 0.44%
        50,000  Irish Government (Irish Pound), 9.25% 7-11-2003............................    NR              85,832       89,314
                                                                                                           -----------  -----------
                ITALY - 1.36%
   430,000,000  Italian Government (Italian Lira), 10.50% 11-1-2000........................    NA             268,776      273,223
                                                                                                           -----------  -----------
                JAPAN - 2.40%
    19,000,000  Int'l Bank Reconstruction & Development (Japanese Yen), 4.75% 12-20-2004...    AAA            216,744      210,442
    23,000,000  Japan Development Bank (Japanese Yen), 6.50% 9-20-2001.....................    Aaa*           291,946      272,166
                                                                                                           -----------  -----------
                                                                                                              508,690      482,608
                                                                                                           -----------  -----------

FORTIS SERIES FUND, INC.
GLOBAL ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
December 31, 1995

CORPORATE BONDS-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                                               Standard
                                                                                               & Poor's                   Market
   Principal                                                                                    Rating                     Value
   Amount (e)                                                                                (Unaudited)   Cost (b)(e)    (c)(e)
  ------------                                                                               ------------  -----------  -----------
                NETHERLANDS - 0.86%
       250,000  Netherlands Government (Dutch Guilder), 7.75% 1-15-2000....................    NR          $  170,727   $  171,945
                                                                                                           -----------  -----------
                NEW ZEALAND - 0.65%
       200,000  New Zealand Government (New Zealand Dollar), 8.00%7-15-1998................    AAA            131,050      131,055
                                                                                                           -----------  -----------
                SPAIN - 2.12%
    50,000,000  Spanish Government (Spanish Peseta), 10.30% 6-15-2002......................    NR             408,761      426,122
                                                                                                           -----------  -----------
                SWEDEN - 1.61%
     2,000,000  Swedish Government (Swedish Krona), 10.25% 5-5-2000........................    Aa1*           280,845      323,922
                                                                                                           -----------  -----------
                UNITED KINGDOM - 2.32%
       300,000  United Kingdom Treasury (British Pound Sterling), 7.00% 11-6-2001..........    Aaa*           456,350      466,362
                                                                                                           -----------  -----------
                INVESTMENT GRADE...........................................................                $4,678,869   $4,800,075
                                                                                                           -----------  -----------
                                                                                                           -----------  -----------

U.S. GOVERNMENT SECURITIES-11.84%

--------------------------------------------------------------------------------
  Principal                                                                                                Market
   Amount                                                                                 Cost (b)(e)   Value (c)(e)
  ---------                                                                               ------------  ------------
             U.S. TREASURY SECURITIES
             NOTES:
  $650,000   6.25% 2000.................................................................  $   655,406   $   672,140
   300,000   6.75% 1999.................................................................      293,415       313,593
   650,000   7.25% 2004.................................................................      690,097       723,125
   200,000   7.50% 1996.................................................................      199,705       204,437
   400,000   7.875% 2004................................................................      419,104       463,250
                                                                                          ------------  ------------
             TOTAL U.S. GOVERNMENT SECURITIES...........................................    2,257,727     2,376,545
                                                                                          ------------  ------------
             TOTAL LONG-TERM DEBT SECURITIES............................................    6,936,596     7,176,620
                                                                                          ------------  ------------
             TOTAL LONG-TERM INVESTMENTS................................................  $14,339,017   $15,397,368
                                                                                          ------------  ------------
                                                                                          ------------  ------------

SHORT-TERM INVESTMENTS-22.20%

--------------------------------------------------------------------------------
  Principal                                                                                                 Market
    Amount                                                                                 Cost (b)(e)   Value (c)(e)
  ----------                                                                               ------------  ------------
              BANK - 17.26%
  $3,465,913  First Trust Money Market Variable Rate Time Deposit, Current
                rate -- 5.51%............................................................  $ 3,465,913   $ 3,465,913
                                                                                           ------------  ------------
              U.S. TREASURY BILL - 4.94%
  1,000,000   US Treasury Bill 5.21% 2-29-1996...........................................      987,168       992,311
                                                                                           ------------  ------------
              TOTAL SHORT-TERM INVESTMENTS...............................................  $ 4,453,081   $ 4,458,224
                                                                                           ------------  ------------
              TOTAL INVESTMENTS IN SECURITIES (COST: $18,792,098) (B)....................  $18,792,098   $19,855,592
                                                                                           ------------  ------------
                                                                                           ------------  ------------

 (a) Presently non-income producing.
 (b) At December 31, 1995, the cost of securities for federal income tax purposes was $18,792,098 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

          Unrealized appreciation...........................  $ 1,363,348
          Unrealized depreciation...........................     (299,854)
          ---------------------------------------------------------------
          Net unrealized appreciation.......................  $ 1,063,494
          ---------------------------------------------------------------

 (c) See Note A of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (e) Cost and market value is stated in U.S. dollars; principal amount is stated in the currency indicated.
  * Moody's Rating

FORTIS SERIES FUND, INC.
GROWTH & INCOME SERIES
Schedule of Investments
December 31, 1995

COMMON STOCKS-88.11%

--------------------------------------------------------------------------------
                                                                                                         Market
  Shares                                                                                  Cost (a)     Value (b)
  -------                                                                               ------------  ------------
           AUTOMOBILE AND MOTOR VEHICLE PARTS-3.09%
  20,000   Echlin, Inc................................................................  $   666,164   $   730,000
  27,000   Genuine Parts Co...........................................................    1,079,390     1,107,000
                                                                                        ------------  ------------
                                                                                          1,745,554     1,837,000
                                                                                        ------------  ------------
           BUSINESS SERVICES AND SUPPLIES-3.30%
  29,900   MBNA Corp..................................................................      899,373     1,102,562
  23,200   Omnicom Group, Inc.........................................................      629,026       864,200
                                                                                        ------------  ------------
                                                                                          1,528,399     1,966,762
                                                                                        ------------  ------------
           CHEMICALS-3.69%
  25,500   Chemed Corp................................................................      901,850       991,312
  96,300   Ethyl Corp.................................................................    1,114,729     1,203,750
                                                                                        ------------  ------------
                                                                                          2,016,579     2,195,062
                                                                                        ------------  ------------
           COMPUTER-SOFTWARE-1.95%
  21,300   Shared Medical Systems Corp................................................      675,637     1,158,187
                                                                                        ------------  ------------
           DRUGS-10.34%
  17,600   Abbott Laboratories........................................................      610,459       734,800
  13,000   American Home Products Corp................................................    1,059,865     1,261,000
  20,000   Lilly (Eli) & Co., Inc.....................................................      707,745     1,125,000
  17,000   Merck & Co., Inc...........................................................      725,181     1,117,750
  15,000   Pfizer, Inc................................................................      578,937       945,000
  17,800   Schering-Plough Corp.......................................................      696,543       974,550
                                                                                        ------------  ------------
                                                                                          4,378,730     6,158,100
                                                                                        ------------  ------------
           ELECTRIC PRODUCTS-1.31%
  20,400   AMP, Inc...................................................................      781,760       782,850
                                                                                        ------------  ------------
           FINANCE COMPANIES-9.95%
  22,500   American Express Co........................................................      733,295       930,937
  10,800   Federal National Mortgage Association......................................      975,787     1,340,550
  22,000   Household International, Inc...............................................    1,009,275     1,300,750
  95,050   Mercury Finance Co.........................................................    1,116,143     1,259,412
  16,600   Student Loan Marketing Association.........................................      784,618     1,093,525
                                                                                        ------------  ------------
                                                                                          4,619,118     5,925,174
                                                                                        ------------  ------------
           HAND TOOLS AND GENERAL HARDWARE-1.52%
  20,000   Snap-On, Inc...............................................................      918,676       905,000
                                                                                        ------------  ------------
           HEALTH CARE SERVICES-2.19%
  28,000   U.S. HealthCare, Inc.......................................................      988,074     1,302,000
                                                                                        ------------  ------------
           HOUSEHOLD PRODUCTS-1.66%
  13,800   Clorox Co..................................................................      828,667       988,425
                                                                                        ------------  ------------
           INSURANCE-1.87%
  25,000   American Brands, Inc.......................................................      977,721     1,115,625
                                                                                        ------------  ------------
           MACHINERY-1.68%
  41,000   Dresser Industries, Inc....................................................      892,957       999,375
                                                                                        ------------  ------------
           MACHINERY-OIL AND WELL-5.44%
  20,100   Halliburton Co.............................................................      737,316     1,017,563
  16,200   Kerr-McGee Corp............................................................      826,056     1,028,700
  33,600   Sonat, Inc.................................................................    1,048,119     1,197,000
                                                                                        ------------  ------------
                                                                                          2,611,491     3,243,263
                                                                                        ------------  ------------
           MEDICAL SUPPLIES-2.31%
  24,600   Baxter International, Inc..................................................      786,862     1,030,125
  4,000    Johnson & Johnson..........................................................      185,035       342,500
                                                                                        ------------  ------------
                                                                                            971,897     1,372,625
                                                                                        ------------  ------------

FORTIS SERIES FUND, INC.
GROWTH & INCOME SERIES (CONTINUED)
Schedule of Investments
December 31, 1995

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                                         Market
  Shares                                                                                  Cost (a)     Value (b)
  -------                                                                               ------------  ------------
           MISCELLANEOUS-3.37%
  14,000   General Electric Co........................................................  $   817,885   $ 1,008,000
  24,700   H & R Block, Inc...........................................................    1,093,689     1,000,350
                                                                                        ------------  ------------
                                                                                          1,911,574     2,008,350
                                                                                        ------------  ------------
           NATURAL GAS TRANSMISSIONS-3.94%
  35,000   El Paso Natural Gas Co.....................................................    1,018,230       993,125
  30,800   Williams Companies, Inc....................................................    1,056,560     1,351,350
                                                                                        ------------  ------------
                                                                                          2,074,790     2,344,475
                                                                                        ------------  ------------
           NATURAL RESOURCES-1.29%
  20,100   Enron Corp.................................................................      661,877       766,313
                                                                                        ------------  ------------
           OIL-CRUDE PETROLEUM AND GAS-5.20%
  14,500   Amoco Corp.................................................................      920,210     1,042,188
  40,300   Baker Hughes, Inc..........................................................      842,123       982,313
  38,400   Panhandle Eastern Corp.....................................................      932,068     1,070,400
                                                                                        ------------  ------------
                                                                                          2,694,401     3,094,901
                                                                                        ------------  ------------
           PRINTING-1.37%
  37,500   New England Business Service, Inc..........................................      823,449       815,625
                                                                                        ------------  ------------
           PUBLISHING-3.80%
  13,700   McGraw-Hill Companies, Inc.................................................    1,034,361     1,193,613
  20,800   Readers Digest Association, Inc. Class A Non-Voting........................      969,062     1,066,000
                                                                                        ------------  ------------
                                                                                          2,003,423     2,259,613
                                                                                        ------------  ------------
           RETAIL-DEPARTMENT STORES-3.29%
  19,200   JC Penney Company, Inc.....................................................      925,336       914,400
  26,800   Sears Roebuck & Co.........................................................      886,773     1,045,200
                                                                                        ------------  ------------
                                                                                          1,812,109     1,959,600
                                                                                        ------------  ------------
           RETAIL-MISCELLANEOUS-1.93%
  33,500   Rite Aid Corp..............................................................      809,055     1,147,375
                                                                                        ------------  ------------
           TELECOMMUNICATIONS-2.67%
  11,000   AT & T Corp................................................................      586,881       712,250
  18,800   Beneficial Corp............................................................      795,536       876,550
                                                                                        ------------  ------------
                                                                                          1,382,417     1,588,800
                                                                                        ------------  ------------
           TOBACCO-1.98%
  13,000   Philip Morris Companies, Inc...............................................      871,398     1,176,500
                                                                                        ------------  ------------
           UTILITIES-TELEPHONE-7.86%
  17,000   Bell Atlantic Corp.........................................................      979,977     1,136,875
  38,900   Frontier Corp..............................................................      920,284     1,167,000
  25,000   GTE Corp...................................................................    1,048,625     1,100,000
  18,400   Telecom Corp. of New Zealand Ltd. ADR......................................    1,095,385     1,276,500
                                                                                        ------------  ------------
                                                                                          4,044,271     4,680,375
                                                                                        ------------  ------------
           WASTE DISPOSAL-1.11%
  22,500   Browning-Ferris Industries, Inc............................................      708,825       663,750
                                                                                        ------------  ------------
           TOTAL COMMON STOCKS........................................................  $43,732,849   $52,455,125
                                                                                        ------------  ------------
                                                                                        ------------  ------------

SHORT-TERM INVESTMENTS-11.65%

--------------------------------------------------------------------------------
   Principal                                                                                   Market
    Amount                                                                                   Value (b)
  -----------                                                                               ------------
               BANKS-2.59%
  $1,544,000   First Trust Money Market Variable Rate Time Deposit, Current
                 rate -- 5.51%............................................................  $ 1,544,000
                                                                                            ------------
               BROKERAGE AND INVESTMENT-0.17%
     103,000   Goldman Sachs Master Variable Rate Note, Current rate -- 5.94%.............      103,000
                                                                                            ------------
               DIVERSIFIED FINANCE-0.51%
     302,000   Associates Corp. Master Variable Rate Note, Current rate -- 5.52%..........      302,000
                                                                                            ------------
               U.S. GOVERNMENT AGENCY-3.01%
   1,800,000   Federal Home Loan Mortgage Corp., 5.57%, 1-22-1996.........................    1,793,983
                                                                                            ------------
               U.S. OTHER DIRECT FEDERAL OBLIGATIONS-5.37%
   3,200,000   Federal Farm Credit Bank, 5.62%, 1-10-1996.................................    3,195,084
                                                                                            ------------
               TOTAL SHORT-TERM INVESTMENTS...............................................  $ 6,938,067
                                                                                            ------------
               TOTAL INVESTMENTS IN SECURITIES (COST: $50,670,916) (A)....................  $59,393,192
                                                                                            ------------
                                                                                            ------------

 (a) At December 31, 1995, the cost of securities for federal income tax purposes was $50,670,916 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

          Unrealized appreciation...........................  $ 8,994,367
          Unrealized depreciation...........................     (272,091)
          ---------------------------------------------------------------
          Net unrealized appreciation.......................  $ 8,722,276
          ---------------------------------------------------------------

 (b) See Note A of accompanying Notes to Financial Statements regarding valuation of securities.
 (c) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 2.14% of net assets as of December 31, 1995.

FORTIS SERIES FUND, INC.
GLOBAL GROWTH SERIES
Schedule of Investments
December 31, 1995

COMMON STOCKS-84.75%

--------------------------------------------------------------------------------
                                                                                                          Market
    Shares                                                                                  Cost (b)     Value (c)
  ----------                                                                               -----------  -----------
              ARGENTINA-0.15%
     14,900   Buenos Aires Embotelladora S.A. ADR (f) -- BEVERAGE........................  $   365,931  $   307,312
                                                                                           -----------  -----------
              AUSTRALIA-0.53%
     52,000   News Corp.(The), Ltd ADR (f) -- BROADCASTING...............................      916,065    1,111,500
                                                                                           -----------  -----------
              BELGIUM-1.22%
     22,000   Barco NV -- TELECOMMUNICATIONS.............................................    2,395,529    2,537,965
                                                                                           -----------  -----------
              BRAZIL-0.56%
     80,000   Iochpe Maxion S.A. ADR -- MACHINERY........................................      684,251      218,120
     20,000   Telebras ADR (f) -- UTILITIES-TELEPHONE....................................      832,500      947,500
                                                                                           -----------  -----------
                                                                                             1,516,751    1,165,620
                                                                                           -----------  -----------
              CANADA-0.70%
     30,000   Canadian National Railway Co. Instalment Receipt (a) -- RAILROAD AND
                RAILROAD EQUIPMENT.......................................................      360,000      450,000
     38,000   Rogers Cantel Mobile Communications, Inc. Class B
                (a) -- TELECOMMUNICATIONS................................................      974,875    1,007,000
                                                                                           -----------  -----------
                                                                                             1,334,875    1,457,000
                                                                                           -----------  -----------
              CHILE-0.46%
     40,000   Santa Isabel S.A. ADR (a) (f) -- FOOD-GROCERY, MISCELLANEOUS...............      713,320      960,000
                                                                                           -----------  -----------
              DENMARK-0.35%
     30,000   Scandinavian Mobility International A/S -- MEDICAL SUPPLIES................      653,959      719,983
                                                                                           -----------  -----------
              FINLAND-2.82%
    148,000   Nokia (AB) K Shares -- TELECOMMUNICATIONS..................................    2,478,815    5,862,727
                                                                                           -----------  -----------
              FRANCE-2.94%
      9,000   Castorama Dubois Investisse -- RETAIL-MISCELLANEOUS........................      958,605    1,475,960
     42,900   Sanofi SA -- DRUGS.........................................................    2,384,406    2,753,634
      6,050   Sidel SA -- MACHINERY......................................................    1,953,906    1,887,850
                                                                                           -----------  -----------
                                                                                             5,296,917    6,117,444
                                                                                           -----------  -----------
              GERMANY-2.15%
     57,000   SGL Carbon AG (a) -- STEEL AND IRON........................................    2,708,232    4,460,353
                                                                                           -----------  -----------
              HONG KONG-0.21%
    400,000   First Pacific Co. Ltd. -- MISCELLANEOUS....................................      413,848      444,908
                                                                                           -----------  -----------
              HUNGARY-0.95%
    240,000   MOL Magyar Olaj-es Gazipari Rt. GDS (a) (e) -- OIL-REFINING................    1,944,000    1,984,968
                                                                                           -----------  -----------
              INDIA-0.85%
     26,000   Bajaj Auto Ltd. GDR (a) (e) -- AUTOMOBILE MANUFACTURERS....................      671,442      532,363
     75,000   Indian Hotels Co., Ltd. (The) GDR (a) (e) -- HOTEL AND MOTEL...............    1,245,000    1,224,263
                                                                                           -----------  -----------
                                                                                             1,916,442    1,756,626
                                                                                           -----------  -----------
              INDONESIA-0.90%
     74,000   P.T. Telekomunikasi Indonesia (a) (f) -- UTILITIES-TELEPHONE...............    1,378,872    1,868,500
                                                                                           -----------  -----------
              ISRAEL-1.95%
     84,000   ECI Telecom Ltd. (f) -- TELECOMMUNICATIONS.................................    1,662,746    1,916,250
     46,000   Teva Pharmaceutical Industries, Ltd. ADR -- DRUGS..........................    1,236,500    2,133,250
                                                                                           -----------  -----------
                                                                                             2,899,246    4,049,500
                                                                                           -----------  -----------
              ITALY-3.54%
      3,000   De Rigo S.p.A. ADR (a) -- CONSUMER GOODS...................................       48,000       68,250
     82,700   Fila Holdings S.p.A. ADR -- APPAREL........................................    1,943,696    3,762,850
     30,000   Gucci Group (a) (f) -- RETAIL-MISCELLANEOUS................................      660,000    1,166,250
     52,000   Industrie Natuzzi S.p.A. ADR -- FURNITURE..................................    1,160,467    2,359,500
                                                                                           -----------  -----------
                                                                                             3,812,163    7,356,850
                                                                                           -----------  -----------
              JAPAN-6.98%
     21,000   Autobacs Seven Co. Ltd. -- RETAIL-MISCELLANEOUS............................    2,200,968    1,746,748
     27,000   Canon, Inc. ADR (f) -- OFFICE EQUIPMENT AND SUPPLIES.......................    2,113,633    2,467,125
        380   DDI Corp. -- TELECOMMUNICATIONS............................................    2,477,317    2,947,116
     40,000   Kyocera Corp. -- ELECTRONIC-CONTROLS AND EQUIPMENT.........................    3,089,965    2,974,261
     12,000   Matsushita Electric Industrial Co., Ltd. ADR -- ELECTRONIC-CONTROLS AND
                EQUIPMENT................................................................    1,984,507    1,974,000

--------------------------------------------------------------------------------

                                                                                                          Market
    Shares                                                                                  Cost (b)     Value (c)
  ----------                                                                               -----------  -----------
        296   Nippon Telegraph & Telephone Corp. -- TELEPHONE SERVICES...................  $ 2,579,005  $ 2,394,464
                                                                                           -----------  -----------
                                                                                            14,445,395   14,503,714
                                                                                           -----------  -----------
              MALAYSIA-0.60%
    425,000   Technology Resources Industries (a) -- TELECOMMUNICATIONS..................    1,474,736    1,255,464
                                                                                           -----------  -----------
              MEXICO-0.52%
     34,000   Panamerican Beverages, Inc. Class A (f) -- BEVERAGE........................    1,189,321    1,088,000
                                                                                           -----------  -----------
              NETHERLANDS-4.19%
     70,000   IHC Caland NV -- MACHINERY-OIL AND WELL....................................    1,402,766    2,358,095
     90,000   Randstad Holdings NV -- BUSINESS SERVICES AND SUPPLIES.....................    2,461,190    4,087,364
     24,000   Wolters Kluwer -- PUBLISHING...............................................    1,404,741    2,272,754
                                                                                           -----------  -----------
                                                                                             5,268,697    8,718,213
                                                                                           -----------  -----------
              PHILIPPINES-0.36%
  1,458,700   Megaworld Properties Holding, Inc. (a) -- REAL ESTATE......................      749,540      736,881
                                                                                           -----------  -----------
              SOUTH KOREA-0.71%
     56,000   Korea Electric Power Corp. (f) -- UTILITIES-ELECTRIC.......................    1,204,000    1,484,000
                                                                                           -----------  -----------
              SPAIN-0.54%
     50,000   Continente Cent Co. -- RETAIL-MISCELLANEOUS................................    1,038,063    1,129,281
                                                                                           -----------  -----------
              SWEDEN-4.07%
     90,000   Astra AB 'B' -- DRUGS......................................................    1,860,144    3,571,641
     92,000   Ericsson (L.M.) Telephone Co. Class B ADR -- TELECOMMUNICATIONS............    1,136,250    1,794,000
     95,000   Hoganas Class B -- MISCELLANEOUS...........................................    2,474,102    2,780,961
      7,100   WM Data AB Class B -- BUSINESS SERVICES AND SUPPLIES.......................      197,037      321,402
                                                                                           -----------  -----------
                                                                                             5,667,533    8,468,004
                                                                                           -----------  -----------
              SWITZERLAND-1.15%
        300   Roche Holdings AG, Genusschein NVP -- DRUGS................................    1,568,202    2,379,088
                                                                                           -----------  -----------
              THAILAND-0.53%
     90,000   Bangkok Bank Co. Ltd. -- BANKS.............................................      997,301    1,093,324
                                                                                           -----------  -----------
              UNITED KINGDOM-5.51%
    250,000   British Sky Broadcasting plc -- BROADCASTING...............................    1,051,255    1,577,830
    550,000   Dixons Group plc -- RETAIL-ELECTRIC PRODUCTS, RADIO, TV, AUDIO.............    1,747,817    3,808,527
    260,000   Powerscreen International plc -- CONSTRUCTION..............................    1,304,787    1,564,244
    375,000   Telewest plc (a) -- TELECOMMUNICATIONS.....................................    1,073,914      902,449
    360,000   Thorn Lighting Group plc -- ELECTRIC PRODUCTS..............................      877,602      905,476
     45,000   Videotron Holdings plc ADR (a) -- TELECOMMUNICATIONS.......................      787,500      573,750
     60,000   Vodafone Group plc ADR (f) -- UTILITIES-TELEPHONE..........................    1,645,028    2,115,000
                                                                                           -----------  -----------
                                                                                             8,487,903   11,447,276
                                                                                           -----------  -----------
              UNITED STATES-39.31%
     34,000   American Oncology Resources, Inc. (a) (f) -- HEALTH CARE SERVICES..........    1,217,584    1,653,250
    226,000   Anixter International, Inc. (a) -- ELECTRIC PRODUCTS.......................    4,382,468    4,209,250
     85,000   Applebees International, Inc. -- RESTAURANTS AND FRANCHISING...............    1,454,875    1,933,750
     90,000   Apple South, Inc. -- RESTAURANTS AND FRANCHISING...........................    1,097,670    1,935,000
     76,000   Applied Materials, Inc. (a) -- ELECTRONIC-CONTROLS AND EQUIPMENT...........    1,866,800    2,992,500
     60,000   AutoZone, Inc. (a) (f) -- RETAIL-MISCELLANEOUS.............................    1,430,967    1,732,500
     30,000   Avant! Corp. (a) (f) -- COMPUTER-SOFTWARE..................................    1,139,070      577,500
     45,000   Bed, Bath & Beyond, Inc. (a) -- RETAIL-MISCELLANEOUS.......................      991,875    1,746,563
     28,000   Catalina Marketing Corp. (a) -- BUSINESS SERVICES AND SUPPLIES.............    1,240,539    1,757,000
     38,000   Cheesecake Factory, Inc. (a) (f) -- RESTAURANTS AND FRANCHISING............    1,107,188      817,000
     40,000   Cisco Systems, Inc. (a) (f) -- TELECOMMUNICATIONS..........................      917,000    2,985,000
     74,000   Credit Acceptance Corp. (a) (f) -- FINANCE COMPANIES.......................    1,813,000    1,535,500
     45,000   Crown Cork & Seal Company Inc. (a) (f) -- CONTAINERS AND PACKAGING.........    2,034,675    1,878,750
     30,000   DSC Communications Corp. (a) -- TELECOMMUNICATIONS.........................      872,206    1,106,250
    160,000   Gartner Group, Inc. Class A (a) (f) -- BUSINESS SERVICES AND SUPPLIES......    1,600,000    7,660,000
      9,000   HCIA, Inc. (a) -- HEALTH CARE SERVICES.....................................      256,950      420,750
     65,000   Input/Output, Inc. (a) -- COMPUTER-SOFTWARE................................      934,975    3,753,750
     86,000   Landmark Graphics Corp. (a) -- BUSINESS SERVICES AND SUPPLIES..............    1,911,814    1,999,500
    135,000   Mercury Finance Co. (f) -- FINANCE COMPANIES...............................    1,394,155    1,788,750
     49,000   Mercury Interactive Corp. (a) -- COMPUTER-SOFTWARE.........................    1,120,388      894,250
     31,500   Office Depot, Inc. (a) (f) -- RETAIL-MISCELLANEOUS.........................      544,628      622,125

FORTIS SERIES FUND, INC.
GLOBAL GROWTH SERIES (CONTINUED)
Schedule of Investments
December 31, 1995

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                                          Market
    Shares                                                                                  Cost (b)     Value (c)
  ----------                                                                               -----------  -----------
     48,000   Oracle Corp. (a) (f) -- COMPUTER-SOFTWARE..................................  $   968,000  $ 2,034,000
     73,000   Owen Healthcare, Inc.(a) -- HEALTH CARE SERVICES...........................      876,000    2,016,625
     50,000   Parametric Technology Corp. (a) (f) -- COMPUTER-SOFTWARE...................    1,506,616    3,325,000
     35,000   R.P. Sherer Corp. (a) (f) -- DRUGS.........................................    1,400,000    1,719,375
     37,000   Service Corp. International (f) -- BUSINESS SERVICES AND SUPPLIES..........    1,424,500    1,628,000
     90,000   Steris Corp. (a) -- MEDICAL SUPPLIES.......................................    1,526,527    2,902,500
     80,000   Synopsys, Inc. (a) -- COMPUTER-SOFTWARE....................................    1,733,111    3,040,000
     46,000   Tandy Corp. -- OFFICE EQUIPMENT AND SUPPLIES...............................    1,759,922    1,909,000
     60,000   Tellabs, Inc. (a) (f) -- TELECOMMUNICATIONS................................    1,613,430    2,220,000
     88,000   3Com Corp. (a) (f) -- TELECOMMUNICATIONS...................................    1,155,000    4,103,000
     38,000   U.S. Robotics Corp. (a) -- COMPUTER-SOFTWARE...............................    1,633,487    3,334,500
     30,000   Viking Office Products, Inc. (a) (f) -- RETAIL-SPECIALTY AND SPECIALTY MAIL
                ORDER....................................................................      896,730    1,395,000
     56,000   Wabash National Corp. (f) -- TRANSPORTATION................................    1,872,962    1,246,000
     37,500   Western Atlas, Inc. (a) (f) -- OIL AND GAS FIELD SERVICES..................    1,713,488    1,893,750
     57,000   Wisconsin Central Transportation Corp. (a) (f) -- TRANSPORTATION...........    1,943,225    3,747,750
     40,000   Xilinx, Inc. (a) -- ELECTRONIC-SEMICONDUCTOR AND CAPACITOR.................      541,220    1,220,000
                                                                                           -----------  -----------
                                                                                            51,893,045   81,733,438
                                                                                           -----------  -----------
              TOTAL COMMON STOCKS........................................................  $124,728,701 $176,197,939
                                                                                           -----------  -----------
                                                                                           -----------  -----------

PREFERRED STOCKS-4.85%

--------------------------------------------------------------------------------
                                                                                                          Market
   Shares                                                                                  Cost (b)     Value (c)
  --------                                                                               ------------  ------------
            AUSTRALIA-0.24%
  26,000    News Corp. (The), Ltd. Preferred ADR -- BROADCASTING.......................  $    395,785  $    500,500
                                                                                         ------------  ------------
            GERMANY-4.61%
  63,000    SAP AG Systeme Preferred -- COMPUTER-SOFTWARE..............................     2,010,753     9,586,824
                                                                                         ------------  ------------
            TOTAL PREFERRED STOCKS.....................................................  $  2,406,538  $ 10,087,324
                                                                                         ------------  ------------
            TOTAL EQUITY INVESTMENTS...................................................  $127,135,239  $186,285,263
                                                                                         ------------  ------------
                                                                                         ------------  ------------

SHORT-TERM INVESTMENTS-10.32%

--------------------------------------------------------------------------------
   Principal                                                                                   Market
    Amount                                                                                   Value (c)
  -----------                                                                               ------------
               BANKS-2.39%
  $4,975,000   First Trust Money Market Variable Rate Time Deposit, Current
                 rate -- 5.51%............................................................  $  4,975,000
                                                                                            ------------
               BROKERAGE AND INVESTMENT-1.03%
   2,140,000   Goldman Sachs Master Variable Rate Note, Current rate -- 5.94%.............     2,140,000
                                                                                            ------------
               U.S. GOVERNMENT AGENCY-6.90%
  14,400,000   Federal Home Loan Mortgage Corp.,, 5.57%, 1-22-1996........................    14,351,864
                                                                                            ------------
               TOTAL SHORT-TERM INVESTMENTS...............................................  $ 21,466,864
                                                                                            ------------
               TOTAL INVESTMENTS IN SECURITIES (COST: $148,602,103) (B)...................  $207,752,127
                                                                                            ------------
                                                                                            ------------

 (a) Presently not paying dividend income.
 (b) At December 31, 1995, the cost of securities for federal income tax purposes was $148,602,103 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

              Unrealized appreciation.......................  $63,695,587
              Unrealized depreciation.......................   (4,545,563)
          ---------------------------------------------------------------
              Net unrealized appreciation...................  $59,150,024
          ---------------------------------------------------------------

 (c) See Note A of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (e) Common Stock sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as liquid securities. The aggregate value of these securities at December 31, 1995 was $3,741,594 which represents 1.80% of total net assets.
 (f) Security is fully or partially on loan at December 31, 1995. See Note A of accompanying Notes to Financial Statements.

FORTIS SERIES FUND, INC.
GROWTH STOCK SERIES
Schedule of Investments
December 31, 1995

COMMON STOCKS-82.21%

--------------------------------------------------------------------------------
                                                                                                          Market
   Shares                                                                                  Cost (b)     Value (c)
  --------                                                                               ------------  ------------
            APPAREL-0.28%
  35,000    Tommy Hilfiger Corp. (a)...................................................  $    708,750  $  1,483,125
                                                                                         ------------  ------------
            BIOMEDICS, GENETICS RESEARCH AND DEVELOPMENT-0.96%
  82,500    Biogen, Inc. (a)...........................................................     4,408,687     5,073,750
                                                                                         ------------  ------------
            BROADCASTING-0.32%
  46,000    America Online, Inc. (a)...................................................       964,125     1,725,000
                                                                                         ------------  ------------
            BUSINESS SERVICES AND SUPPLIES-1.13%
  89,603    First Data Corp............................................................     3,774,569     5,992,201
                                                                                         ------------  ------------
            COMPUTER-SOFTWARE-16.28%
  42,000    Ascend Communications, Inc. (a)............................................     2,806,975     3,407,250
  204,800   BMC Software, Inc. (a).....................................................     5,086,954     8,755,200
  66,000    Computer Associates International, Inc.....................................     2,905,144     3,753,750
  48,000    FORE Systems, Inc. (a).....................................................     2,617,127     2,856,000
  51,000    HBO & Co...................................................................     1,879,788     3,907,875
  620,000   Informix Corp. (a).........................................................     6,588,991    18,600,000
  74,000    Input/Output, Inc. (a).....................................................     3,256,000     4,273,500
  132,100   Microsoft Corp. (a)........................................................     4,693,098    11,591,775
  463,200   Oracle Corp. (a)...........................................................     2,530,805    19,628,100
  144,900   Parametric Technology Corp. (a)............................................     4,008,045     9,635,850
                                                                                         ------------  ------------
                                                                                           36,372,927    86,409,300
                                                                                         ------------  ------------
            ELECTRONIC-COMMUNICATION SECURITY-3.66%
  149,000   ADC Telecommunications, Inc. (a)...........................................     4,839,814     5,438,500
  89,000    Andrew Corp. (a)...........................................................     4,296,061     3,404,250
  111,000   Bay Networks, Inc. (a).....................................................     4,111,439     4,564,875
  140,000   Qualcomm, Inc. (a).........................................................     5,296,387     6,020,000
                                                                                         ------------  ------------
                                                                                           18,543,701    19,427,625
                                                                                         ------------  ------------
            ELECTRONIC-CONTROLS AND EQUIPMENT-5.30%
  210,000   Applied Materials, Inc. (a)................................................     5,289,990     8,268,750
  153,600   Lam Research Corp. (a).....................................................     5,121,804     7,027,200
  291,600   Solectron Corp. (a)........................................................     8,184,891    12,866,850
                                                                                         ------------  ------------
                                                                                           18,596,685    28,162,800
                                                                                         ------------  ------------
            ELECTRONIC-SEMICONDUCTOR AND CAPACITOR-3.54%
  266,000   Cypress Semiconductor Corp. (a)............................................     3,898,940     3,391,500
  140,600   Intel Corp.................................................................     4,362,725     7,979,050
  100,000   LSI Logic Corp. (a)........................................................     5,452,276     3,275,000
  105,000   Micron Technology, Inc.....................................................     2,910,946     4,160,625
                                                                                         ------------  ------------
                                                                                           16,624,887    18,806,175
                                                                                         ------------  ------------
            FINANCE COMPANIES-4.32%
  86,000    Federal National Mortgage Association......................................     6,763,724    10,674,750
  100,000   Franklin Resources, Inc....................................................     3,604,950     5,037,500
  545,550   Mercury Finance Co.........................................................     5,897,799     7,228,537
                                                                                         ------------  ------------
                                                                                           16,266,473    22,940,787
                                                                                         ------------  ------------
            HEALTH CARE SERVICES-5.93%
  79,000    Medaphis Corp. (a).........................................................     2,249,808     2,923,000
  96,000    Oxford Health Plans, Inc. (a)..............................................     4,236,143     7,092,000
  60,200    PacifiCare Health Systems, Inc. Class B (a)................................     3,269,006     5,237,400
  138,000   U.S. HealthCare, Inc.......................................................     5,146,898     6,417,000
  99,600    United Healthcare Corp.....................................................     4,296,512     6,523,800
  102,000   Vencor, Inc. (a)...........................................................     3,196,495     3,315,000
                                                                                         ------------  ------------
                                                                                           22,394,862    31,508,200
                                                                                         ------------  ------------
            HOTEL AND MOTEL-0.57%
  86,100    Harrah's Entertainment, Inc. (a)...........................................     2,268,947     2,087,925
  43,050    Promus Hotel Corp. (a).....................................................       944,539       957,862
                                                                                         ------------  ------------
                                                                                            3,213,486     3,045,787
                                                                                         ------------  ------------

FORTIS SERIES FUND, INC.
GROWTH STOCK SERIES (CONTINUED)
Schedule of Investments
December 31, 1995

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                                          Market
   Shares                                                                                  Cost (b)     Value (c)
  --------                                                                               ------------  ------------
            MACHINERY-OIL AND WELL-1.04%
  220,000   Petroleum Geo-Services A/S ADR (a).........................................  $  5,280,602  $  5,500,000
                                                                                         ------------  ------------
            MISCELLANEOUS-1.89%
  293,700   CUC International, Inc. (a)................................................     5,588,558    10,022,512
                                                                                         ------------  ------------
            OFFICE EQUIPMENT AND SUPPLIES-3.37%
  137,000   Compaq Computer Corp. (a)..................................................     5,134,790     6,576,000
  181,100   Sterling Software, Inc.....................................................     4,434,718    11,296,113
                                                                                         ------------  ------------
                                                                                            9,569,508    17,872,113
                                                                                         ------------  ------------
            PUBLISHING-0.80%
  54,700    Scholastic Corp. (a).......................................................     2,787,578     4,252,925
                                                                                         ------------  ------------
            RESTAURANTS AND FRANCHISING-3.94%
  117,000   Boston Chicken, Inc. (a)...................................................     4,090,863     3,758,625
  274,400   Lone Star Steakhouse & Saloon, Inc. (a)....................................     5,048,875    10,530,100
  185,300   Outback Steakhouse, Inc. (a)...............................................     3,827,338     6,647,638
                                                                                         ------------  ------------
                                                                                           12,967,076    20,936,363
                                                                                         ------------  ------------
            RETAIL-DEPARTMENT STORES-1.33%
  42,700    Kohl's Corp. (a)...........................................................     1,372,378     2,241,750
  214,800   Wal-Mart Stores, Inc.......................................................     4,432,621     4,806,150
                                                                                         ------------  ------------
                                                                                            5,804,999     7,047,900
                                                                                         ------------  ------------
            RETAIL-MISCELLANEOUS-6.64%
  196,000   AutoZone, Inc. (a).........................................................     4,253,373     5,659,500
  116,500   Barnes & Noble, Inc. (a)...................................................     2,987,298     3,378,500
  177,200   Home Depot, Inc............................................................     6,435,766     8,483,450
  115,000   Lowe's Companies, Inc......................................................     4,226,793     3,852,500
  174,375   Office Depot, Inc. (a).....................................................     2,250,275     3,443,906
  160,000   Pep Boys Manny Moe & Jack..................................................     3,807,194     4,100,000
  258,750   Staples, Inc. (a)..........................................................     4,725,946     6,307,031
                                                                                         ------------  ------------
                                                                                           28,686,645    35,224,887
                                                                                         ------------  ------------
            TELECOMMUNICATIONS-16.58%
  601,600   3Com Corp. (a).............................................................     3,601,668    28,049,600
  296,500   Cisco Systems, Inc. (a)....................................................     3,696,167    22,126,313
  250,000   DSC Communications Corp. (a)...............................................     7,671,124     9,218,750
  68,500    MFS Communications Co. (a).................................................     2,771,563     3,647,625
  100,000   Motorola, Inc..............................................................     5,469,000     5,700,000
  68,000    Nokia Corp. Class A ADR....................................................     4,469,366     2,643,500
  450,000   Tellabs, Inc. (a)..........................................................     5,568,200    16,650,000
                                                                                         ------------  ------------
                                                                                           33,247,088    88,035,788
                                                                                         ------------  ------------
            TELEPHONE SERVICES-4.33%
  260,000   Mobile Telecommunications Technologies Corp. (a)...........................     5,653,922     5,557,500
  246,000   Paging Network, Inc. (a)...................................................     3,720,750     5,996,250
  325,000   WorldCom, Inc. (a).........................................................     7,378,215    11,456,250
                                                                                         ------------  ------------
                                                                                           16,752,887    23,010,000
                                                                                         ------------  ------------
            TOTAL COMMON STOCKS........................................................  $262,554,093  $436,477,238
                                                                                         ------------  ------------
                                                                                         ------------  ------------

SHORT-TERM INVESTMENTS-17.76%

--------------------------------------------------------------------------------
   Principal                                                                                   Market
    Amount                                                                                   Value (c)
  -----------                                                                               ------------
               BANKS-3.26%
  $17,321,595  First Trust Money Market Variable Rate Time Deposit, Current
                 rate -- 5.51%............................................................  $ 17,321,595
                                                                                            ------------
               BROKERAGE AND INVESTMENT-0.75%
   3,982,000   Goldman Sachs Master Variable Rate Note, Current rate -- 5.94%.............     3,982,000
                                                                                            ------------
               DIVERSIFIED FINANCE-0.28%
   1,466,000   Associates Corp. Master Variable Rate Note, Current rate -- 5.52%..........     1,466,000
                                                                                            ------------
               U.S. GOVERNMENT AGENCY-7.48%
  17,100,000   Federal Home Loan Mortgage Corp., 5.57%, 1-22-1996.........................    17,042,839
  11,700,000   Federal Home Loan Mortgage Corp., 5.75%, 1-16-1996.........................    11,670,672
  11,000,000   Fed Natl Mtg Assoc, 5.78%, 1-8-1996........................................    10,986,140
                                                                                            ------------
                                                                                              39,699,651
                                                                                            ------------
               U.S. OTHER DIRECT FEDERAL OBLIGATIONS-5.99%
  21,800,000   Federal Farm Credit Bank, 5.53%, 1-25-1996.................................    21,717,796
  10,100,000   Federal Farm Credit Bank, 5.62%, 1-10-1996.................................    10,084,485
                                                                                            ------------
                                                                                              31,802,281
                                                                                            ------------
               TOTAL SHORT-TERM INVESTMENTS...............................................  $ 94,271,527
                                                                                            ------------
               TOTAL INVESTMENTS IN SECURITIES (COST: $356,825,620) (B)...................  $530,748,765
                                                                                            ------------
                                                                                            ------------

 (a) Presently not paying dividend income.
 (b) At December 31, 1995, the cost of securities for federal income tax purposes was $356,825,620 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

          Unrealized appreciation...........................  $181,146,092
          Unrealized depreciation...........................   (7,222,947)
          ---------------------------------------------------------------
          Net unrealized appreciation.......................  $173,923,145
          ---------------------------------------------------------------

 (c) See Note A of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 1.53% of net assets as of December 31, 1995.

FORTIS SERIES FUND, INC.
INTERNATIONAL STOCK SERIES
Schedule of Investments
December 31, 1995

COMMON STOCKS-88.31%

--------------------------------------------------------------------------------
                                                                                                        Market
   Shares                                                                                 Cost (b)     Value (c)
  --------                                                                               -----------  -----------
            AUSTRALIA-2.22%
  106,900   Westpac Banking Corp. Ltd. -- BANKS........................................  $  409,487   $  473,936
                                                                                         -----------  -----------
            DENMARK-1.40%
   6,000    Uni-Danmark A/S 'A' -- BANKS...............................................     270,366      297,737
                                                                                         -----------  -----------
            FINLAND-1.50%
  12,100    Kymmene OY -- PAPER........................................................     354,570      320,474
                                                                                         -----------  -----------
            FRANCE-11.44%
   1,930    Accor SA -- HOTEL AND MOTEL................................................     237,129      250,210
   7,140    Alcatel Alsthom CIE Generale D'Electricite S.A. -- TELECOMMUNICATIONS......     665,750      616,416
   7,200    Banque Nationale de Paris (a) -- BANKS.....................................     319,696      325,226
   3,600    CIE Generale Des Eaux -- TELECOMMUNICATIONS................................     371,961      359,899
   2,900    Compagnie De Saint-Gobain -- BUILDING MATERIALS............................     373,105      321,407
   3,400    Roussel UCLAF ADR (d) -- DRUGS.............................................     244,330      288,526
   4,105    Total S.A. Co Francaise Petroles 'B' -- OIL-CRUDE PETROLEUM AND GAS........     244,665      277,423
                                                                                         -----------  -----------
                                                                                          2,456,636    2,439,107
                                                                                         -----------  -----------
            GERMANY-8.04%
   1,560    Hoechst AG -- CHEMICALS....................................................     356,587      425,075
   1,320    Mannesmann AG -- MACHINERY.................................................     402,547      421,009
     800    Siemens AG -- UTILITIES-ELECTRIC...........................................     399,311      440,446
  10,000    Veba AG -- UTILITIES-ELECTRIC..............................................     386,700      428,988
                                                                                         -----------  -----------
                                                                                          1,545,145    1,715,518
                                                                                         -----------  -----------
            HONG KONG-2.47%
  26,600    HSBC Holdings plc -- BANKS.................................................     366,208      402,512
  96,000    Peregrine Investment Holdings Ltd. -- FINANCE COMPANIES....................     115,194      124,160
                                                                                         -----------  -----------
                                                                                            481,402      526,672
                                                                                         -----------  -----------
            JAPAN-24.39%
  10,000    Dai Nippon Printing Co. Ltd. -- PRINTING...................................     165,158      169,653
      45    DDI Corp. -- TELECOMMUNICATIONS............................................     363,106      349,001
  31,000    Hitachi Ltd. -- ELECTRONIC-CONTROLS AND EQUIPMENT..........................     313,481      312,549
  22,000    Matsushita Electric Industrial Co. -- ELECTRIC PRODUCTS....................     366,978      358,307
  63,000    Mazda Motor (a) -- AUTOMOBILE MANUFACTURERS................................     286,933      268,120
  64,000    Mitsubishi Heavy Industries Ltd. -- AUTOMOBILE MANUFACTURERS...............     471,057      510,627
   3,000    Nintendo -- TOYS...........................................................     196,410      228,305
  16,000    Omron Corp. -- ELECTRONIC-CONTROLS AND EQUIPMENT...........................     328,229      369,165
   9,000    Orix Corp. -- LEASING......................................................     335,436      370,813
   3,200    Promise Co., Ltd. -- FINANCE COMPANIES.....................................     142,519      154,181
   1,000    Ricoh Corp. LTD -- OFFICE EQUIPMENT AND SUPPLIES...........................      11,363       11,246
   8,000    Rohm Company -- ELECTRIC PRODUCTS..........................................     399,115      452,150
  26,000    Sekisui Chemical Co. -- CHEMICALS..........................................     314,493      383,125
   6,800    Sony Corp. -- ELECTRONIC-CONTROLS AND EQUIPMENT............................     362,810      408,059
  32,000    Sumitomo Trust & Bank -- BANKS.............................................     429,983      452,925
  19,000    Toyota Motor -- AUTOMOBILE MANUFACTURERS...................................     387,219      403,387
                                                                                         -----------  -----------
                                                                                          4,874,290    5,201,613
                                                                                         -----------  -----------
            NETHERLANDS-7.22%
   2,350    Heineken NV -- BEVERAGE....................................................     334,968      417,373
   7,340    Internationale Nederlanden Groep NV -- FINANCE COMPANIES...................     399,187      490,863
   7,900    Koninklijke Nedlloyd Groep NV -- TRANSPORTATION............................     236,019      179,390
   3,200    Royal Dutch Petroleum Company -- OIL-CRUDE PETROLEUM AND GAS...............     392,015      451,600
                                                                                         -----------  -----------
                                                                                          1,362,189    1,539,226
                                                                                         -----------  -----------
            NEW ZEALAND-1.53%
  61,700    Fletcher Challenge Ltd. -- FOREST PRODUCTS.................................     160,828      142,388
  77,500    Lion Nathan Ltd. -- BUILDING MATERIALS.....................................     149,062      184,931
                                                                                         -----------  -----------
                                                                                            309,890      327,319
                                                                                         -----------  -----------

--------------------------------------------------------------------------------

                                                                                                        Market
   Shares                                                                                 Cost (b)     Value (c)
  --------                                                                               -----------  -----------
            NORWAY-0.87%
  14,000    Aker A/S-A -- BUILDING MATERIALS...........................................  $  184,135   $  186,139
                                                                                         -----------  -----------
            SPAIN-1.95%
   2,400    Banco Santander S.A. -- BANKS..............................................      98,959      120,479
   5,200    Empresa Nacional de Electricidad -- ELECTRIC PRODUCTS......................     292,780      294,470
                                                                                         -----------  -----------
                                                                                            391,739      414,949
                                                                                         -----------  -----------
            SWEDEN-3.43%
   8,500    Astra AB 'B' -- DRUGS......................................................     248,373      337,322
   5,700    Electrolux AB 'B' Free -- HOUSEHOLD PRODUCTS...............................     261,378      234,375
   7,800    Volvo AB-B -- AUTOMOBILE MANUFACTURERS.....................................     148,803      160,067
                                                                                         -----------  -----------
                                                                                            658,554      731,764
                                                                                         -----------  -----------
            SWITZERLAND-7.10%
     136    Baloise Holdings Ltd. -- INSURANCE.........................................     275,515      283,665
     500    Ciba-Geigy AG -- CHEMICALS.................................................     370,881      441,055
     345    Nestle S.A. Registered -- FOOD-GROCERY, MISCELLANEOUS......................     346,935      382,583
     205    SGS Societe Generale de Surveillance Holding S.A. -- BANKS.................     330,596      407,986
                                                                                         -----------  -----------
                                                                                          1,323,927    1,515,289
                                                                                         -----------  -----------
            UNITED KINGDOM-14.75%
  25,300    Allied Domecq PLC -- RETAIL-DEPARTMENT STORES..............................     202,443      206,224
  33,089    British Aerospace plc (a) -- AEROSPACE AND EQUIPMENT.......................     278,991      409,451
     948    British Aerospace (warrants) -- AEROSPACE AND EQUIPMENT....................       2,452        4,592
  52,700    Cadbury Schweppes plc -- STEEL AND IRON....................................     407,918      435,293
  31,400    Lloyds Abbey Life plc -- INSURANCE.........................................     199,483      219,382
  19,900    Midlands Electricity plc -- UTILITIES-ELECTRIC.............................     177,570      234,197
  74,600    Mirror Group plc -- PUBLISHING.............................................     171,185      203,850
  16,099    National Grid Group plc -- UTILITIES-ELECTRIC..............................      48,198       49,866
  30,800    National Power plc -- UTILITIES-ELECTRIC...................................     233,998      214,951
  15,600    National Power plc -- UTILITIES-ELECTRIC...................................      45,969       37,421
  59,500    Rank Organisation plc -- LEISURE TIME-AMUSEMENTS...........................     385,391      430,489
  199,600   Sears -- RETAIL-DEPARTMENT STORES..........................................     337,240      322,295
  16,000    Thorn Emi plc -- MISCELLANEOUS.............................................     323,214      376,847
                                                                                         -----------  -----------
                                                                                          2,814,052    3,144,858
                                                                                         -----------  -----------
            TOTAL COMMON STOCKS........................................................  $17,436,382  $18,834,601
                                                                                         -----------  -----------

PREFERRED STOCKS-3.00%

--------------------------------------------------------------------------------
                                                                                                        Market
   Shares                                                                                   Cost         Value
  --------                                                                               -----------  -----------
            AUSTRALIA-1.67%
  18,500    News Corp., Ltd.(The) Preferred ADR -- BROADCASTING........................  $  344,089   $  356,125
                                                                                         -----------  -----------
            ITALY-1.33%
  155,700   Fiat SpA -- AUTOMOBILE MANUFACTURERS.......................................     369,126      284,626
                                                                                         -----------  -----------
            TOTAL PREFERRED STOCKS.....................................................  $  713,215   $  640,751
                                                                                         -----------  -----------
            TOTAL LONG-TERM INVESTMENTS................................................  $18,149,597  $19,475,352
                                                                                         -----------  -----------

FORTIS SERIES FUND, INC.
INTERNATIONAL STOCK SERIES (CONTINUED)
Schedule of Investments
December 31, 1995

SHORT-TERM INVESTMENTS-11.34%

--------------------------------------------------------------------------------
  Principal                                                                                  Market
    Amount                                                                                  Value (c)
  ----------                                                                               -----------
              BANKS-10.36%
  $2,208,599  First Trust Money Market Variable Rate Time Deposit, Current
                rate -- 5.51%............................................................  $2,208,599
                                                                                           -----------
              U.S. GOVERNMENT AGENCY-0.89%
    120,000   Federal Home Loan Mortgage Corp., 7.10% 1-2-1996...........................     119,963
     70,000   Federal National Mortgage Association, 6.00% 1-3-1996......................      69,968
                                                                                           -----------
                                                                                              189,931
                                                                                           -----------
              U.S. TREASURY BILLS-0.09%
     20,000   US Treasury Bill, 4.88% 1-11-1996..........................................      19,972
                                                                                           -----------
              TOTAL SHORT-TERM INVESTMENTS...............................................  $2,418,502
                                                                                           -----------
              TOTAL INVESTMENTS IN SECURITIES (COST: $20,568,099) (B)....................  $21,893,854
                                                                                           -----------
                                                                                           -----------

 (a) Presently not paying dividend income.
 (b) At December 31, 1995, the cost of securities for federal income tax purposes was $20,577,677 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

          Unrealized appreciation...........................  $ 1,735,116
          Unrealized depreciation...........................     (418,939)
          ---------------------------------------------------------------
          Net unrealized appreciation.......................  $ 1,316,177
          ---------------------------------------------------------------

 (c) See Note A of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities. The portfolio entered into the following Section 144A security transactions: On January 5, 1995, April 21, 1995, May 23, 1995 and December 27, 1995 the portfolio acquired 800, 1,100, 800 and 700 shares of Roussel UCLAF ADR with a cost basis of $49,332, $80,080, $55,593, and $59,325, respectively. The value of these securities at December 31, 1995, is $288,526 which represents 1.35% of net assets.
 (e) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

FORTIS SERIES FUND, INC.
AGGRESSIVE GROWTH SERIES
Schedule of Investments
December 31, 1995

COMMON STOCKS-86.81%

--------------------------------------------------------------------------------
                                                                                                        Market
   Shares                                                                                 Cost (b)     Value (c)
  --------                                                                               -----------  -----------
            ADVERTISING-PUBLIC RELATIONS-0.21%
   2,500    CKS Group, Inc. (a)........................................................  $   42,500   $   97,500
                                                                                         -----------  -----------
            BROADCASTING-1.42%
  17,800    America Online, Inc. (a)...................................................     286,512      667,500
                                                                                         -----------  -----------
            BUSINESS SERVICES AND SUPPLIES-4.60%
  31,600    Acxiom Corp. (a)...........................................................     595,637      865,050
  32,000    APAC Teleservices, Inc. (a)................................................     584,508    1,068,000
   3,600    Catalina Marketing Corp. (a)...............................................     200,394      225,900
                                                                                         -----------  -----------
                                                                                          1,380,539    2,158,950
                                                                                         -----------  -----------
            COMPUTER-SOFTWARE-24.49%
   4,000    Cascade Communications Corp. (a)...........................................     345,500      341,000
   4,000    Cerner Corp. (a)...........................................................      94,500       82,000
   1,200    Citrix Systems, Inc. (a)...................................................      18,000       39,000
  15,000    FSI International, Inc. (a)................................................     427,083      303,750
  28,000    FTP Software, Inc. (a).....................................................     843,046      812,000
  20,000    Idexx Laboratories, Inc. (a)...............................................     784,375      940,000
  48,600    Informix Corp. (a).........................................................     735,304    1,458,000
  16,800    Input/Output, Inc. (a).....................................................     392,894      970,200
  24,000    Legato Systems, Inc. (a)...................................................     768,375      744,000
  22,000    Macromedia, Inc. (a).......................................................     478,764    1,149,500
   1,500    Mecon, Inc. (MECN).........................................................      19,500       23,812
  14,000    Medic Computer Systems, Inc. (a)...........................................     745,573      847,000
   1,500    Netscape Communications Corp. (a)..........................................     202,125      208,500
  22,000    Network General Corp. (a)..................................................     817,067      734,250
   9,800    Parametric Technology Corp. (a)............................................     324,960      651,700
  10,000    Quarterdeck Corp. (a)......................................................     370,469      275,000
  19,000    Scopus Technology, Inc. (a)................................................     378,029      479,750
   4,500    Shiva Corp. (a)............................................................     332,437      327,375
   3,000    Spyglass Inc. (a)..........................................................     153,750      171,000
  24,000    Synopsys, Inc. (a).........................................................     661,712      912,000
   1,500    Visioneer Inc. (a).........................................................      18,000       33,375
                                                                                         -----------  -----------
                                                                                          8,911,463   11,503,212
                                                                                         -----------  -----------
            CONSTRUCTION-2.01%
  22,400    Fastenal Co................................................................     707,850      946,400
                                                                                         -----------  -----------
            ELECTRONIC-COMMUNICATION SECURITY-0.97%
  12,500    ADC Telecommunications, Inc. (a)...........................................     403,225      456,250
                                                                                         -----------  -----------
            ELECTRONIC-CONTROLS AND EQUIPMENT-3.24%
  12,000    StrataCom, Inc. (a)........................................................     398,625      882,000
  24,800    Ultratech Stepper, Inc. (a)................................................     660,837      638,600
                                                                                         -----------  -----------
                                                                                          1,059,462    1,520,600
                                                                                         -----------  -----------
            ELECTRONIC-DEFENSE-0.95%
  24,000    Trimble Navigation Ltd. (a)................................................     642,000      447,000
                                                                                         -----------  -----------
            ELECTRONIC-SEMICONDUCTOR AND CAPACITOR-2.47%
  15,000    Paradigm Technology, Inc. (a)..............................................     482,085      202,500
  18,800    Unitrode Corp. (a).........................................................     351,681      531,100
  14,000    Xilinx, Inc. (a)...........................................................     421,694      427,000
                                                                                         -----------  -----------
                                                                                          1,255,460    1,160,600
                                                                                         -----------  -----------
            HEALTH CARE SERVICES-10.48%
  25,000    American Oncology Resources, Inc. (a)......................................     866,183    1,215,625
  19,850    Genesis Health Ventures, Inc. (a)..........................................     621,771      724,525
  11,500    Health Care & Retirement Corp. (a).........................................     335,523      402,500
   9,200    Healthsource, Inc. (a).....................................................     184,644      331,200
   6,000    Medaphis Corp. (a).........................................................     163,767      222,000
  25,000    Medpartners, Inc. (a)......................................................     575,092      825,000
  23,000    Omnicare, Inc..............................................................     706,235    1,029,250

FORTIS SERIES FUND, INC.
AGGRESSIVE GROWTH SERIES (CONTINUED)
Schedule of Investments
December 31, 1995

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                                        Market
   Shares                                                                                 Cost (b)     Value (c)
  --------                                                                               -----------  -----------
   8,000    Summit Medical Systems, Inc. (a)...........................................  $   72,000   $  172,000
                                                                                         -----------  -----------
                                                                                          3,525,215    4,922,100
                                                                                         -----------  -----------
            MACHINERY-OIL AND WELL-1.17%
  22,000    Petroleum Geo-Services A/S ADR (a).........................................     468,287      550,000
                                                                                         -----------  -----------
            MEDICAL SUPPLIES-0.92%
  31,000    Isolyser Co., Inc. (a).....................................................     483,500      434,000
                                                                                         -----------  -----------
            OFFICE EQUIPMENT AND SUPPLIES-3.36%
   9,400    Avid Technology, Inc. (a)..................................................     278,925      178,600
  24,000    Franklin Electronic Publishers, Inc. (a)...................................     669,815      708,000
  11,100    Sterling Software, Inc. (a)................................................     376,469      692,362
                                                                                         -----------  -----------
                                                                                          1,325,209    1,578,962
                                                                                         -----------  -----------
            PUBLISHING-1.69%
  36,000    Davidson and Associates, Inc. (a)..........................................     985,999      792,000
                                                                                         -----------  -----------
            RESTAURANTS AND FRANCHISING-5.21%
   9,200    Applebees International, Inc...............................................     143,065      209,300
  19,000    Boston Chicken, Inc. (a)...................................................     664,449      610,375
  24,000    Cheesecake Factory, Inc. (a)...............................................     667,420      516,000
  23,000    Lone Star Steakhouse & Saloon, Inc. (a)....................................     769,775      882,625
   5,600    Papa John's International, Inc. (a)........................................     153,850      230,650
                                                                                         -----------  -----------
                                                                                          2,398,559    2,448,950
                                                                                         -----------  -----------
            RETAIL-MISCELLANEOUS-11.27%
  35,600    Authentic Fitness Corp.....................................................     665,118      738,700
  12,000    Bed, Bath & Beyond, Inc. (a)...............................................     347,675      465,750
  31,000    Books-A-Million, Inc. (a)..................................................     462,433      399,125
  34,500    Corporate Express, Inc. (a)................................................     674,375    1,039,313
   7,700    Gymboree Corp. (a).........................................................     202,987      158,813
  13,900    Micro Warehouse, Inc. (a)..................................................     458,438      601,175
  13,800    PETsMART, Inc. (a).........................................................     310,538      427,800
  41,000    Sunglass Hut International, Inc. (a).......................................     696,797      973,750
  15,700    West Marine, Inc. (a)......................................................     431,513      490,625
                                                                                         -----------  -----------
                                                                                          4,249,874    5,295,051
                                                                                         -----------  -----------
            RETAIL-SPECIALTY AND SPECIALTY MAIL ORDER-1.13%
  21,000    Gadzooks, Inc. (a).........................................................     355,622      530,250
                                                                                         -----------  -----------
            TELECOMMUNICATIONS-5.38%
   7,900    Cisco Systems, Inc. (a)....................................................     252,188      589,538
  11,200    DSC Communications Corp. (a)...............................................     355,800      413,000
  19,300    MFS Communications Co. (a).................................................     779,723    1,027,725
  13,400    Tellabs, Inc.(a)...........................................................     311,000      495,800
                                                                                         -----------  -----------
                                                                                          1,698,711    2,526,063
                                                                                         -----------  -----------
            UTILITIES-TELEPHONE-4.04%
  17,200    IntelCom Group, Inc. (a)...................................................     241,782      212,850
  49,200    LCI International, Inc. (a)................................................     739,740    1,008,600
  37,000    MIDCOM Communications, Inc. (a)............................................     573,297      675,250
                                                                                         -----------  -----------
                                                                                          1,554,819    1,896,700
                                                                                         -----------  -----------
            WASTE DISPOSAL-1.80%
  22,700    United Waste System, Inc. (a)..............................................     698,075      845,575
                                                                                         -----------  -----------
            TOTAL COMMON STOCKS........................................................  $32,432,881  $40,777,663
                                                                                         -----------  -----------
                                                                                         -----------  -----------

SHORT-TERM INVESTMENTS-10.58%

--------------------------------------------------------------------------------
  Principal                                                                                  Market
    Amount                                                                                  Value (c)
  ----------                                                                               -----------
              BANKS-4.60%
  $2,160,000  First Trust Money Market Variable Rate Time Deposit, Current
                rate -- 5.51%............................................................  $2,160,000
                                                                                           -----------
              BROKERAGE AND INVESTMENT-1.74%
    816,000   Goldman Sachs Master Variable Rate Note, Current rate -- 5.94%.............     816,000
                                                                                           -----------
              DIVERSIFIED FINANCE-4.24%
  1,992,000   Associates Corp. Master Variable Rate Note, Current rate -- 5.52%..........   1,992,000
                                                                                           -----------
              TOTAL SHORT-TERM INVESTMENTS...............................................  $4,968,000
                                                                                           -----------
              TOTAL INVESTMENTS IN SECURITIES (COST: $37,400,881) (B)....................  $45,745,663
                                                                                           -----------
                                                                                           -----------

 (a) Presently not paying dividend income.
 (b) At December 31, 1995, the cost of securities for federal income tax purposes was $37,400,881 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

          Unrealized appreciation...........................  $10,365,923
          Unrealized depreciation...........................   (2,021,141)
          ---------------------------------------------------------------
          Net unrealized appreciation.......................  $ 8,344,782
          ---------------------------------------------------------------

 (c) See Note A of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 1.17% of net assets as of December 31, 1995.

FORTIS SERIES FUND, INC.

Statements of Assets and Liabilities

December 31, 1995

--------------------------------------------------------------------------------

                          MONEY       U.S. GOV'T.    DIVERSIFIED      GLOBAL
                         MARKET       SECURITIES       INCOME          BOND
                         SERIES         SERIES         SERIES         SERIES
                      -------------  -------------  -------------  -------------
ASSETS:
  Investments in
    securities, as
    detailed in the
    accompanying
    schedules, at
    market (cost
    $42,985,414;
    $172,728,292;
    $104,404,109;
    $12,138,403;
    $27,053,966;
    $282,786,986;
    $18,792,098;
    $50,670,916;
    $148,602,103;
    $356,825,620;
    $20,568,099;
    $37,400,881;
    respectively)
    (Note A)........  $ 43,034,800   $180,771,527   $107,537,886   $ 12,639,669
  Cash on deposit
    with
    custodian.......           727         17,374         72,406             --
  Foreign currency
    on deposit with
    custodian.......            --             --             --          4,847
  Collateral for
    securities
    lending
    transactions
    (Note A)........            --             --             --             --
  Receivables:
    Unrealized
      appreciation
      on forward
      foreign
      currency
      contracts -
      net (Notes A
      and C)........            --             --             --         82,475
    Investment
      securities
      sold..........            --             61             --             --
    Interest and
      dividends.....        15,026      1,851,280      1,572,337        476,882
    Subscriptions of
      capital
      stock.........           289        128,827         31,614          5,026
  Prepaid
    expenses........           555             --             --             --
                      -------------  -------------  -------------  -------------
TOTAL ASSETS........    43,051,397    182,769,069    109,214,243     13,208,899
                      -------------  -------------  -------------  -------------
LIABILITIES:
  Unrealized
    depreciation on
    forward foreign
    currency
    contracts - net
    (Notes A and
    C)..............            --             --             --             --
  Payable upon
    return of
    securities
    loaned (Note
    A)..............            --             --             --             --
  Payable for
    investment
    securities
    purchased.......            --             --             --             --
  Redemptions of
    capital stock...     1,225,632            667         40,536             --
  Payable for
    investment
    advisory and
    management fees
    (Note B)........        10,857         71,213         43,405          8,325
  Accounts payable
    and accrued
    expenses........         7,795          9,858         10,556         13,100
                      -------------  -------------  -------------  -------------
TOTAL LIABILITIES...     1,244,284         81,738         94,497         21,425
                      -------------  -------------  -------------  -------------
NET ASSETS:
  Net proceeds of
    capital stock,
    par value $.01
    per
    share-authorized
    20,000,000,000
    shares;
    outstanding
    3,861,531;
    16,366,692;
    8,946,660;
    1,167,231;
    2,888,618;
    21,479,436;
    1,757,747;
    4,638,850;
    13,017,895;
    18,899,411;
    1,892,068;
    3,703,609
    shares,
    respectively....    39,655,866    183,086,924    106,599,510     12,487,941
  Unrealized
    appreciation of
    investments in
    securities and
    other assets and
    liabilities
    denominated in
    foreign
    currency........        49,386      8,043,235      3,133,777        584,030
  Undistributed net
    investment
    income..........     2,222,937     11,853,720      8,212,963             --
  Accumulated net
    realized gain
    (loss) from sale
    of investments
    and foreign
    currency........      (121,076 )  (20,296,548 )   (8,826,504 )      115,503
                      -------------  -------------  -------------  -------------
TOTAL NET ASSETS....  $ 41,807,113   $182,687,331   $109,119,746   $ 13,187,474
                      -------------  -------------  -------------  -------------
NET ASSET VALUE PER
  SHARE.............        $10.83         $11.16         $12.20         $11.30
                      -------------  -------------  -------------  -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                         HIGH         ASSET      GLOBAL ASSET    GROWTH &       GLOBAL        GROWTH     INTERNATIONAL  AGGRESSIVE
                        YIELD       ALLOCATION    ALLOCATION      INCOME        GROWTH        STOCK         STOCK         GROWTH
                        SERIES        SERIES        SERIES        SERIES        SERIES        SERIES        SERIES        SERIES
                     ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
ASSETS:
Investments in
  securities, as
  detailed in the
  accompanying
  schedules, at
  market (cost
  $42,985,414;
  $172,728,292;
  $104,404,109;
  $12,138,403;
  $27,053,966;
  $282,786,986;
  $18,792,098;
  $50,670,916;
  $148,602,103;
  $356,825,620;
  $20,568,099;
  $37,400,881;
  respectively)
  (Note A).......... $27,512,470   $338,658,785  $19,855,592   $59,393,192   $207,752,127  $530,748,765  $21,893,854   $45,745,663
Cash on deposit with
  custodian.........         229     1,073,474            --         9,164            --           102            --       124,284
Foreign currency on
  deposit with
  custodian.........          --            --        20,336            --            --            --            --            --
Collateral for
  securities lending
  transactions (Note
  A)................          --            --            --            --    38,117,276            --            --            --
Receivables:
  Unrealized
    appreciation on
    forward foreign
    currency
    contracts - net
    (Notes A and
    C)..............          --            --        14,026            --            --            --            --            --
  Investment
    securities
    sold............          --            --            --            --            --            --         4,701            --
  Interest and
    dividends.......     620,645     2,710,805       227,073       129,595       140,014       158,250        49,603        22,334
  Subscriptions of
    capital stock...      14,758       264,777         8,842        38,050       166,691       353,233        22,803     1,080,587
Prepaid expenses....         350            --            --           415            --            --           852           311
                     ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
TOTAL ASSETS........  28,148,452   342,707,841    20,125,869    59,570,416   246,176,108   531,260,350    21,971,813    46,973,179
                     ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
LIABILITIES:
  Unrealized
    depreciation on
    forward foreign
    currency
    contracts - net
    (Notes A and
    C)..............          --            --            --            --            --            --           564            --
  Payable upon
    return of
    securities
    loaned (Note
    A)..............          --            --            --            --    38,117,276            --            --            --
  Payable for
    investment
    securities
    purchased.......          --     1,033,750        20,335            --            --            --       625,167            --
  Redemptions of
    capital stock...          --            --           254            --            --        11,690            --            --
  Payable for
    investment
    advisory and
    management fees
    (Note B)........      11,675       140,102        14,944        34,049       121,188       276,106        14,851        26,511
  Accounts payable
    and accrued
    expenses........       7,630        22,683        10,166         3,437        24,741        28,027         3,909         3,406
                     ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
TOTAL LIABILITIES...      19,305     1,196,535        45,699        37,486    38,263,205       315,823       644,491        29,917
                     ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS:
  Net proceeds of
    capital stock,
    par value $.01
    per
    share-authorized
    20,000,000,000
    shares;
    outstanding
    3,861,531;
    16,366,692;
    8,946,660;
    1,167,231;
    2,888,618;
    21,479,436;
    1,757,747;
    4,638,850;
    13,017,895;
    18,899,411;
    1,892,068;
    3,703,609
    shares,
    respectively....  28,965,063   292,381,214    18,921,549    51,194,195   162,516,012   384,050,669    19,891,023    40,046,571
  Unrealized
    appreciation of
    investments in
    securities and
    other assets and
    liabilities
    denominated in
    foreign
    currency........     458,504    55,871,799     1,078,610     8,722,276    59,150,637   173,923,145     1,325,595     8,344,782
  Undistributed net
    investment
    income..........      30,053       135,184           690        22,271        27,390        28,730        12,900            --
  Accumulated net
    realized gain
    (loss) from sale
    of investments
    and foreign
    currency........  (1,324,473 )  (6,876,891 )      79,321      (405,812 ) (13,781,136 ) (27,058,017 )      97,804    (1,448,091 )
                     ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
TOTAL NET ASSETS.... $28,129,147   $341,511,306  $20,080,170   $59,532,930   $207,912,903  $530,944,527  $21,327,322   $46,943,262
                     ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE PER
  SHARE.............       $9.74        $15.90        $11.42        $12.83        $15.97        $28.09        $11.27        $12.68
                     ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------

FORTIS SERIES FUND, INC.

Statements of Operations

For the Year Ended December 31, 1995

--------------------------------------------------------------------------------

                         MONEY     U.S. GOV'T.  DIVERSIFIED    GLOBAL
                        MARKET     SECURITIES     INCOME        BOND
                        SERIES       SERIES       SERIES       SERIES
                      -----------  -----------  -----------  -----------
NET INVESTMENT
  INCOME:
  Income:
    Interest
      income........  $2,386,576   $12,737,301  $8,544,823   $ 610,285
    Dividend
      Income........         --            --           --          --
    Fee income (Note
      A)............         --            --           --          --
                      -----------  -----------  -----------  -----------
  Total Income*.....  2,386,576    12,737,301    8,544,823     610,285
                      -----------  -----------  -----------  -----------
  Expenses:
    Investment
      advisory and
      management
      fees (Note
      B)............    122,669       809,341      486,523      72,526
    Legal and
      auditing fees
      (Note B)......     12,750        23,470       19,500      24,017
    Custodian
      fees..........     14,400        26,000       20,687      20,000
    Shareholders'
      notices and
      reports.......     10,700        45,700       27,295       5,875
    Directors' fees
      and
      expenses......      1,700         7,100        4,299         790
    Other...........      1,427        14,260        9,790       1,232
                      -----------  -----------  -----------  -----------
  Total Expenses....    163,646       925,871      568,094     124,440
                      -----------  -----------  -----------  -----------
NET INVESTMENT
INCOME..............  2,222,930    11,811,430    7,976,729     485,845
                      -----------  -----------  -----------  -----------
REALIZED AND
  UNREALIZED GAIN
  (LOSS) (NOTE A):
  Net realized gain
    (loss) from:
    Investments.....         --      (173,955 ) (1,398,057 )   281,259
    Foreign currency
     transactions...         --            --           --      34,916
                      -----------  -----------  -----------  -----------
NET REALIZED GAIN
(LOSS) ON
INVESTMENTS AND
FOREIGN CURRENCY
TRANSACTIONS........         --      (173,955 ) (1,398,057 )   316,175
                      -----------  -----------  -----------  -----------
  Net change in
    unrealized
    appreciation
    (depreciation)
    of:
    Investments.....     47,894    18,308,069    9,667,974     490,271
    Translation of
      other assets
      and
      liabilities
      denominated in
      foreign
      currency......         --            --           --      93,759
                      -----------  -----------  -----------  -----------
NET CHANGE IN
UNREALIZED
APPRECIATION
(DEPRECIATION) ON
INVESTMENTS AND
  FOREIGN
CURRENCY............     47,894    18,308,069    9,667,974     584,030
                      -----------  -----------  -----------  -----------
NET GAIN (LOSS) ON
INVESTMENTS AND
FOREIGN CURRENCY....     47,894    18,134,114    8,269,917     900,205
                      -----------  -----------  -----------  -----------
NET INCREASE IN NET
ASSETS RESULTING
FROM OPERATIONS.....  $2,270,824   $29,945,544  $16,246,646  $1,386,050
                      -----------  -----------  -----------  -----------

  *Net of foreign witholding taxes of:
  Global Bond Series                      $4,969
  Global Asset Allocation Series          16,454
  Global Growth Series                    183,208
  International Stock Series              39,184

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                         HIGH         ASSET     GLOBAL ASSET    GROWTH &      GLOBAL        GROWTH     INTERNATIONAL   AGGRESSIVE
                         YIELD     ALLOCATION    ALLOCATION      INCOME       GROWTH        STOCK          STOCK         GROWTH
                        SERIES       SERIES        SERIES        SERIES       SERIES        SERIES        SERIES         SERIES
                      -----------  -----------  ------------  ------------  -----------  ------------  -------------  ------------
NET INVESTMENT
  INCOME:
Income:
  Interest income...  $2,516,968   $13,897,170  $  427,149    $  362,961    $1,329,356   $ 4,697,873   $    95,914    $   389,558
  Dividend Income...          --      600,529      115,159       932,562     1,129,393       800,077       211,597          4,126
  Fee income (Note
    A)..............          --           --           --            --        33,911            --            --             --
                      -----------  -----------  ------------  ------------  -----------  ------------  -------------  ------------
Total Income*.......   2,516,968   14,497,699      542,308     1,295,523     2,492,660     5,497,950       307,511        393,684
                      -----------  -----------  ------------  ------------  -----------  ------------  -------------  ------------
Expenses:
  Investment
    advisory and
    management fees
    (Note B)........     105,511    1,484,851      107,500       247,814     1,210,019     2,873,197       102,257        197,016
  Legal and auditing
    fees (Note B)...      13,000       32,200       14,965        13,000        22,807        34,600        14,500         12,600
  Custodian fees....       8,400       44,500       27,557        13,000        90,878        61,500        17,700         13,000
  Shareholders'
    notices and
    reports.........       3,965       73,550        1,516         5,650        40,981       106,215         1,150          4,500
  Directors' fees
    and expenses....         850       12,500          600         1,500         7,807        18,300           700          1,150
  Other.............       1,116       19,347          816         1,540        11,813        24,899           800            951
                      -----------  -----------  ------------  ------------  -----------  ------------  -------------  ------------
Total Expenses......     132,842    1,666,948      152,954       282,504     1,384,305     3,118,711       137,107        229,217
                      -----------  -----------  ------------  ------------  -----------  ------------  -------------  ------------
NET INVESTMENT
INCOME..............   2,384,126   12,830,751      389,354     1,013,019     1,108,355     2,379,239       170,404        164,467
                      -----------  -----------  ------------  ------------  -----------  ------------  -------------  ------------
REALIZED AND
  UNREALIZED GAIN
  (LOSS) (NOTE A):
  Net realized gain
    (loss) from:
    Investments.....  (1,238,691 )  1,295,064      239,277      (355,389  ) (7,954,137 )    (947,755 )     291,092     (1,338,512 )
    Foreign currency
     transactions...          --           --       (4,088  )         --         4,042            --       (53,426  )          --
                      -----------  -----------  ------------  ------------  -----------  ------------  -------------  ------------
NET REALIZED GAIN
(LOSS) ON
INVESTMENTS AND
FOREIGN CURRENCY
TRANSACTIONS........  (1,238,691 )  1,295,064      235,189      (355,389  ) (7,950,095 )    (947,755 )     237,666     (1,338,512 )
                      -----------  -----------  ------------  ------------  -----------  ------------  -------------  ------------
  Net change in
    unrealized
    appreciation
    (depreciation)
    of:
    Investments.....   1,145,719   43,924,636    1,062,307     8,815,109    51,533,102   106,596,487     1,325,755      7,867,124
    Translation of
      other assets
      and
      liabilities
      denominated in
      foreign
      currency......          --           --       16,303            --          (246 )          --          (160  )          --
                      -----------  -----------  ------------  ------------  -----------  ------------  -------------  ------------
NET CHANGE IN
UNREALIZED
APPRECIATION
(DEPRECIATION) ON
INVESTMENTS AND
  FOREIGN
CURRENCY............   1,145,719   43,924,636    1,078,610     8,815,109    51,532,856   106,596,487     1,325,595      7,867,124
                      -----------  -----------  ------------  ------------  -----------  ------------  -------------  ------------
NET GAIN (LOSS) ON
INVESTMENTS AND
FOREIGN CURRENCY....     (92,972 ) 45,219,700    1,313,799     8,459,720    43,582,761   105,648,732     1,563,261      6,528,612
                      -----------  -----------  ------------  ------------  -----------  ------------  -------------  ------------
NET INCREASE IN NET
ASSETS RESULTING
FROM OPERATIONS.....  $2,291,154   $58,050,451  $1,703,153    $9,472,739    $44,691,116  $108,027,971  $ 1,733,665    $ 6,693,079
                      -----------  -----------  ------------  ------------  -----------  ------------  -------------  ------------
Global Bond Series
Global Asset
Allocation Series
Global Growth Series
International Stock
Series

FORTIS SERIES FUND, INC.

Statements of Changes in Net Assets

                                                                 U.S. GOVERNMENT
                                   MONEY MARKET SERIES          SECURITIES SERIES

--------------------------------------------------------------------------------------
                                  FOR THE       FOR THE       FOR THE       FOR THE
                                 YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                    1995          1994          1995          1994
                                ------------  ------------  ------------  ------------
OPERATIONS:
  Net investment income.......  $ 2,222,930   $ 1,570,828   $11,811,430   $14,140,980
  Net realized gain (loss) on
    investments and foreign
    currency transactions.....           --            --      (173,955 ) (19,946,447 )
  Net change in unrealized
    appreciation
    (depreciation) of
    investments and foreign
    currency..................       47,894           655    18,308,069    (9,243,143 )
                                ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS....................    2,270,824     1,571,483    29,945,544   (15,048,610 )
                                ------------  ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment
    income....................   (1,570,821 )          --        (8,675 ) (14,140,980 )
  From net realized gains on
    investments...............           --            --            --       (59,124 )
  Excess distributions of net
    realized gains............           --            --            --       (52,219 )
                                ------------  ------------  ------------  ------------
TOTAL DISTRIBUTIONS TO
SHAREHOLDERS..................   (1,570,821 )          --        (8,675 ) (14,252,323 )
                                ------------  ------------  ------------  ------------
CAPITAL STOCK SOLD AND
  REPURCHASED (NOTE F):
  Proceeds from sale of
    shares....................   36,255,680    57,442,716    10,572,854    14,559,877
  Proceeds from shares issued
    as a result of reinvested
    dividends.................    1,570,821            --         8,675    14,252,323
  Less cost of repurchase.....  (41,552,126 ) (42,863,568 ) (30,487,565 ) (62,443,054 )
                                ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET
ASSETS FROM SHARES
TRANSACTIONS..................   (3,725,625 )  14,579,148   (19,906,036 ) (33,630,854 )
                                ------------  ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN
NET ASSETS....................   (3,025,622 )  16,150,631    10,030,833   (62,931,787 )
NET ASSETS:
  Beginning of period.........   44,832,735    28,682,104   172,656,498   235,588,285
                                ------------  ------------  ------------  ------------
  End of period (Note E)......  $41,807,113   $44,832,735   $182,687,331  $172,656,498
                                ------------  ------------  ------------  ------------

                                  GLOBAL
                                   ASSET
                                ALLOCATION
                                  SERIES      GROWTH & INCOME SERIES
----------------------------------------------------------------------
                                                            FOR THE
                                                          PERIOD FROM
                                                           APRIL 26,
                                                              1994
                                  FOR THE      FOR THE    (INCEPTION)
                                YEAR ENDED   YEAR ENDED        TO
                                 DECEMBER     DECEMBER    DECEMBER 31,
                                 31, 1995     31, 1995        1994
                                -----------  -----------  ------------
OPERATIONS:
  Net investment income.......  $  389,354   $1,013,019   $   171,137
  Net realized gain (loss) on
    investments and foreign
    currency transactions.....     235,189     (355,389 )     (50,423 )
  Net change in unrealized
    appreciation
    (depreciation) of
    investments and foreign
    currency..................   1,078,610    8,815,109       (92,833 )
                                -----------  -----------  ------------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS....................   1,703,153    9,472,739        27,881
                                -----------  -----------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment
    income....................    (384,576 )   (994,141 )    (167,744 )
  From net realized gains on
    investments...............    (159,956 )         --            --
  Excess distributions of net
    realized gains............          --           --            --
                                -----------  -----------  ------------
TOTAL DISTRIBUTIONS TO
SHAREHOLDERS..................    (544,532 )   (994,141 )    (167,744 )
                                -----------  -----------  ------------
CAPITAL STOCK SOLD AND
  REPURCHASED (NOTE F):
  Proceeds from sale of
    shares....................  18,857,559   34,778,769    16,474,699
  Proceeds from shares issued
    as a result of reinvested
    dividends.................     544,532      994,141       167,744
  Less cost of repurchase.....    (480,542 )   (994,663 )    (226,495 )
                                -----------  -----------  ------------
NET INCREASE (DECREASE) IN NET
ASSETS FROM SHARES
TRANSACTIONS..................  18,921,549   34,778,247    16,415,948
                                -----------  -----------  ------------
TOTAL INCREASE (DECREASE) IN
NET ASSETS....................  20,080,170   43,256,845    16,276,085
NET ASSETS:
  Beginning of period.........          --   16,276,085            --
                                -----------  -----------  ------------
  End of period (Note E)......  $20,080,170  $59,532,930  $16,276,085
                                -----------  -----------  ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           GLOBAL BOND
                                DIVERSIFIED INCOME SERIES    SERIES         HIGH YIELD SERIES       ASSET ALLOCATION SERIES
----------------------------------------------------------------------------------------------------------------------------
                                                                                       FOR THE
                                                                                     PERIOD FROM
                                                                                      APRIL 26,
                                                                                         1994
                                  FOR THE       FOR THE      FOR THE      FOR THE    (INCEPTION)     FOR THE       FOR THE
                                 YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED        TO        YEAR ENDED   YEAR ENDED
                                DECEMBER 31,   DECEMBER     DECEMBER     DECEMBER    DECEMBER 31,  DECEMBER 31,   DECEMBER
                                    1995       31, 1994     31, 1995     31, 1995        1994          1995       31, 1994
                                ------------  -----------  -----------  -----------  ------------  ------------  -----------
OPERATIONS:
  Net investment income.......  $ 7,976,729   $7,828,731   $  485,845   $2,384,126   $   627,346   $12,830,751   $9,774,456
  Net realized gain (loss) on
    investments and foreign
    currency transactions.....   (1,398,057 ) (7,154,191 )    316,175   (1,238,691 )          56     1,295,064   (7,840,971 )
  Net change in unrealized
    appreciation
    (depreciation) of
    investments and foreign
    currency..................    9,667,974   (6,437,751 )    584,030    1,145,719      (687,215 )  43,924,636   (2,146,775 )
                                ------------  -----------  -----------  -----------  ------------  ------------  -----------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS....................   16,246,646   (5,763,211 )  1,386,050    2,291,154       (59,813 )  58,050,451     (213,290 )
                                ------------  -----------  -----------  -----------  ------------  ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment
    income....................       (3,947 ) (7,830,824 )   (485,845 ) (2,354,226 )    (627,346 ) (12,700,612 ) (9,774,456 )
  From net realized gains on
    investments...............           --           --     (200,672 )       (366 )          --            --           --
  Excess distributions of net
    realized gains............           --      (34,075 )         --      (84,407 )        (912 )    (287,248 )    (38,691 )
                                ------------  -----------  -----------  -----------  ------------  ------------  -----------
TOTAL DISTRIBUTIONS TO
SHAREHOLDERS..................       (3,947 ) (7,864,899 )   (686,517 ) (2,438,999 )    (628,258 ) (12,987,860 ) (9,813,147 )
                                ------------  -----------  -----------  -----------  ------------  ------------  -----------
CAPITAL STOCK SOLD AND
  REPURCHASED (NOTE F):
  Proceeds from sale of
    shares....................    7,246,843   26,359,470   14,567,624   15,339,416    15,805,154    31,823,988   63,664,374
  Proceeds from shares issued
    as a result of reinvested
    dividends.................        3,947    7,864,899      686,517    2,438,999       628,258    12,987,860    9,813,147
  Less cost of repurchase.....  (12,687,564 ) (14,871,791) (2,766,200 ) (3,207,237 )  (2,039,527 )  (8,956,238 ) (7,460,742 )
                                ------------  -----------  -----------  -----------  ------------  ------------  -----------
NET INCREASE (DECREASE) IN NET
ASSETS FROM SHARES
TRANSACTIONS..................   (5,436,774 ) 19,352,578   12,487,941   14,571,178    14,393,885    35,855,610   66,016,779
                                ------------  -----------  -----------  -----------  ------------  ------------  -----------
TOTAL INCREASE (DECREASE) IN
NET ASSETS....................   10,805,925    5,724,468   13,187,474   14,423,333    13,705,814    80,918,201   55,990,342
NET ASSETS:
  Beginning of period.........   98,313,821   92,589,353           --   13,705,814            --   260,593,105   204,602,763
                                ------------  -----------  -----------  -----------  ------------  ------------  -----------
  End of period (Note E)......  $109,119,746  $98,313,821  $13,187,474  $28,129,147  $13,705,814   $341,511,306  $260,593,105
                                ------------  -----------  -----------  -----------  ------------  ------------  -----------

                                                                                       INTERNATIONAL
                                                                                          STOCK
                                   GLOBAL GROWTH SERIES        GROWTH STOCK SERIES       SERIES     AGGRESSIVE GROWTH SERIES
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   FOR THE
                                                                                                                 PERIOD FROM
                                                                                                                  APRIL 26,
                                                                                                                    1994
                                  FOR THE       FOR THE       FOR THE       FOR THE      FOR THE      FOR THE    (INCEPTION)
                                 YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED       TO
                                DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER     DECEMBER     DECEMBER     DECEMBER
                                    1995          1994          1995       31, 1994     31, 1995     31, 1995     31, 1994
                                ------------  ------------  ------------  -----------  -----------  -----------  -----------
OPERATIONS:
  Net investment income.......  $ 1,108,355   $   972,581   $ 2,379,239   $2,750,449   $  170,404   $  164,467   $   54,387
  Net realized gain (loss) on
    investments and foreign
    currency transactions.....   (7,950,095 )  (5,130,583 )    (947,755 ) (12,889,598)    237,666   (1,338,512 )   (109,579 )
  Net change in unrealized
    appreciation
    (depreciation) of
    investments and foreign
    currency..................   51,532,856       738,355   106,596,487    1,797,152    1,325,595    7,867,124      477,658
                                ------------  ------------  ------------  -----------  -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS....................   44,691,116    (3,419,647 ) 108,027,971   (8,341,997 )  1,733,665    6,693,079      422,466
                                ------------  ------------  ------------  -----------  -----------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment
    income....................   (1,085,007 )    (972,581 )  (2,351,222 ) (2,749,736 )   (104,078 )   (164,573 )    (54,281 )
  From net realized gains on
    investments...............           --            --            --           --     (193,288 )         --           --
  Excess distributions of net
    realized gains............           --            --            --           --           --           --           --
                                ------------  ------------  ------------  -----------  -----------  -----------  -----------
TOTAL DISTRIBUTIONS TO
SHAREHOLDERS..................   (1,085,007 )    (972,581 )  (2,351,222 ) (2,749,736 )   (297,366 )   (164,573 )    (54,281 )
                                ------------  ------------  ------------  -----------  -----------  -----------  -----------
CAPITAL STOCK SOLD AND
  REPURCHASED (NOTE F):
  Proceeds from sale of
    shares....................   27,895,172    78,038,867    60,908,396   96,931,353   19,917,541   31,077,776   14,286,485
  Proceeds from shares issued
    as a result of reinvested
    dividends.................    1,085,007       974,380     2,351,222    2,749,735      297,366      164,631       54,281
  Less cost of repurchase.....   (9,320,296 )  (5,856,364 ) (15,474,378 ) (15,399,487)   (323,884 ) (4,353,338 ) (1,183,264 )
                                ------------  ------------  ------------  -----------  -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET
ASSETS FROM SHARES
TRANSACTIONS..................   19,659,883    73,156,883    47,785,240   84,281,601   19,891,023   26,889,069   13,157,502
                                ------------  ------------  ------------  -----------  -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN
NET ASSETS....................   63,265,992    68,764,655   153,461,989   73,189,868   21,327,322   33,417,575   13,525,687
NET ASSETS:
  Beginning of period.........  144,646,911    75,882,256   377,482,538   304,292,670          --   13,525,687           --
                                ------------  ------------  ------------  -----------  -----------  -----------  -----------
  End of period (Note E)......  $207,912,903  $144,646,911  $530,944,527  $377,482,538 $21,327,322  $46,943,262  $13,525,687
                                ------------  ------------  ------------  -----------  -----------  -----------  -----------

FORTIS SERIES FUND, INC.

Notes to Financial Statements

--------------------------------------------------------------------------------

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
   The fund is an open-end management investment company which currently is comprised of twelve separate investment portfolios and series of capital stock: Money Market Series, U.S. Government Securities Series, Diversified Income Series, High Yield Series, Asset Allocation Series, Global Asset Allocation Series, Growth & Income Series, Global Growth Series, Growth Stock Series, International Stock Series and Aggressive Growth Series, which are diversified portfolios, and Global Bond Series which is non-diversified. Each Series has different investment objectives and its own investment portfolio and net asset value. The investment objectives of the Series, which can be changed at any time without the approval of Contract owners, are as follows:

   - The objectives of the "Money Market Series" are high levels of capital stability and liquidity and, to the extent consistent with these primary objectives, a high level of current income.

   - The objective of the "U.S. Government Securities Series" is a high level of current income through investment primarily in debt securities of varying maturities which have been issued, guaranteed, insured or collateralized by the United States Government or its agencies or instrumentalities.

   - The objective of the "Diversified Income Series" is a high level of current income by investing primarily in a diversified portfolio of government securities and investment grade corporate bonds.

   - The objective of the "Global Bond Series" is total return from current income and capital appreciation. The Series invests in a global portfolio principally consisting of high quality fixed-income securities of governmental and corporate issuers and supranational organizations.

   - The objective of the "High Yield Series" is maximum total return through current income and capital appreciation by investing primarily in high-yield, high-risk fixed-income securities.

   - The objective of the "Asset Allocation Series" is maximum total return on invested capital, to be derived primarily from capital appreciation, dividends, and interest.

   - The objective of the "Global Asset Allocation Series" is maximum total return, to be derived primarily from capital appreciation, dividends and interest, by following a flexible asset allocation strategy investing in global securities.

   - The objectives of the "Growth & Income Series" are capital appreciation and current income, which such Series seeks by investing primarily in equity securities that provide an income component and the potential for growth.

   - The primary objective of the "Global Growth Series" is long-term appreciation, which it seeks primarily by investing in a global portfolio of equity securities, allocated among diverse international markets.

   - The primary objective of the "Growth Stock Series" is short and long-term capital appreciation. The Series will seek to meet these objectives by investing primarily in common stocks and securities convertible into common stocks.

   - The objective of the "International Stock Series" is capital appreciation by investing primarily in the equity securities of non-United States companies.

   - The objective of the "Aggressive Growth Series" is maximum long-term capital appreciation by investing primarily in equity securities of small and medium sized companies that are early in their life cycles, but which have the potential to become major enterprises, and of more established companies that have the potential for above-average capital growth.

   The Articles of Incorporation of Fortis Series Fund, Inc., permits the Board of Directors to create additional portfolios in the future. An investment in the Money Market Series is neither insured nor guaranteed by the U.S. Government.

   Shares of the fund will not be sold directly to the public, but sold only to Fortis Benefits Insurance Company separate accounts in connection with variable insurance contracts and policies.

   The inception of Global Bond Series, Global Asset Allocation Series and International Stock Series was December 14, 1994, and the commencement of operations was January 3, 1995.

   The significant accounting policies followed by the Funds are summarized as follows:

   SECURITY VALUATION: Investments in securities traded on a U.S. or foreign securities exchange or on the NASDAQ National Market System are valued at the last reported sales price; listed securities and over-the-counter securities for which no sale was reported and securities traded in the over-the-counter market are valued at the last reported bid price. Long-term debt securities are valued at current market prices on the basis of valuations furnished by an independent pricing service. Short-term investments, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

   SECURITIES PURCHASED ON A WHEN-ISSUED BASIS: Delivery and payment for securities that have been purchased by all portfolios except for Money Market Series and Growth Stock Series on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuation and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. As of December 31, 1995 none of the portfolios had outstanding when-issued or forward commitments.

   FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY
   CONTRACTS: Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------

   The fund may enter into forward foreign currency exchange contracts for operational purposes and to attempt to minimize the risk from adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The fund is subject to the credit risk that the other party will not complete the obligations of the contract.

   SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are accounted for on the trade date, except for Global Bond Series, Global Asset Allocation Series and International Stock Series which account for security transactions on Trade Date +1, and dividend income is recorded on the ex-dividend date for all funds or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis. Realized security gains and losses are determined using the identified cost method. For financial reporting purposes, except for original issue discount, each portfolio does not amortize bond premium and market discount, except for Global Bond Series and Global Asset Allocation Series which amortize all bond premium and discount. For the year ended December 31, 1995, the cost of purchases and proceeds from sales of securities for Money Market Series were $280,382,994 and $282,130,172, respectively. The cost of purchases and proceeds from sales of securities (other than short-term securities) for the other portfolios were as follows:

                                                   Cost of       Proceeds
                                                  Purchases     from Sales
    -----------------------------------------------------------------------
    U.S. Government Securities Series..........  $191,893,201  $201,946,870
    Diversified Income Series..................   137,650,888   134,320,481
    Global Bond Series.........................    25,458,744    14,164,692
    High Yield Series..........................    39,629,779    25,682,051
    Asset Allocation Series....................   296,631,298   268,077,885
    Global Asset Allocation Series.............    18,291,692     4,191,952
    Growth & Income Series.....................    35,913,729     4,946,636
    Global Growth Series.......................    68,482,057    43,120,480
    Growth Stock Series........................   118,194,580    76,534,569
    International Stock Series.................    21,902,183     4,043,678
    Aggressive Growth Series...................    28,494,434     4,612,827

   In the Global Asset Allocation Series for the period from January 3, 1995 to December 31, 1995, brokerage commissions paid to an affiliated broker amounted to $396.

   LENDING OF PORTFOLIO SECURITIES: At December 31, 1995, securities valued at $37,257,813 were on loan to brokers from Global Growth Series. For collateral, the portfolio's custodian received $38,117,276 in cash which is maintained in a separate account and invested by the custodian in short-term investment vehicles. Fee income from securities lending amounted to $33,911 for the year ended December 31, 1995 for Global Growth Series. The risks to the portfolio in security lending transactions are that the borrower may not provide additional collateral when required or return the securities when due and that the proceeds from the sale of investments made with cash collateral received will be less than amounts required to be returned to the borrowers.

   FEDERAL TAXES: The portfolios intend to qualify, under the Internal Revenue Code, as regulated investment companies and if so qualified, will not have to pay federal income taxes to the extent their taxable net income is distributed. For tax purposes, each portfolio is a single taxable entity. On a yearly basis, each portfolio intends to distribute substantially all of its net investment income and realized gains, if any, to avoid payment of federal excise taxes.

   Net investment income and net realized gains differ for financial statement and tax purposes primarily because of the recognition of market discount as ordinary income for tax purposes, realized gain (loss) from foreign currency transactions as ordinary income (loss) for tax purposes and the deferral of "wash sale" losses for tax purposes. The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for federal income tax purposes.

   On the Statements of Assets and Liabilities, due to permanent book-to-tax differences, reclassification adjustments in the following amounts have been made to increase (decrease) accumulated net realized gain (loss) with an offsetting increase (decrease) to undistributed net investment income.

                                  U.S.                   Global
                                Government Diversified    Asset   Global
                                Securities   Income      Allocation Growth International
                                Series       Series      Series   Series    Stock Series
-----------------------------------------------------------------------------------------
Accumulated Net Realized Gain
 (Loss).......................  $(42,295 )  $(236,234)   $4,088   $(4,042)    $ 53,426
Undistributed Net Investment
 Income.......................  $42,295     $ 236,234    $(4,088) $ 4,042     $(53,426)

   In addition, the Money Market Series, due to permanent book-to-tax differences, accumulated net realized loss decreased by $6,298, which resulted in a reclassification adjustment to decrease paid-in-capital by $6,298.

   For federal income tax purposes the portfolios had the following capital loss carryovers at December 31, 1995, which, if not offset by subsequent capital gains, will expire in 1996 through 2004. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryovers have been offset or expire.

          Money Market Series...........................  $   121,076
          U.S. Government Securities Series.............   20,146,180
          Diversified Income Series.....................    8,826,504
          High Yield Series.............................    1,323,098
          Asset Allocation Series.......................    6,876,891
          Growth & Income Series........................      405,812
          Global Growth Series..........................   13,781,136
          Growth Stock Series...........................   27,058,017
          Aggressive Growth Series......................    1,448,091

   ILLIQUID SECURITIES: At December 31, 1995, investments in securities for the funds included issues that are illiquid. Money Market Series, U.S. Government Series, Diversified Income Series, Asset Allocation Series, and Growth Series currently limit investments in illiquid securities to 5% of net assets; Global Growth Series to 10%; Global Bond Series, High Yield Series, Global Asset Allocation Series, Growth and Income Series, International Stock Series, and Aggressive Growth Series to 15%, of net assets, at market value, at date of purchase. The aggregate values of such securities at December 31, 1995 were $2,363,250 U.S. Government Series; $1,777,500 Diversified Income Series; $3,832,500 Asset Allocation Series; $2,868,542 High Yield Series,

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------
   which represents 1.29%, 1.63%, 1.12%, 10.20%, of net assets, respectively. Pursuant to guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

   INCOME AND CAPITAL GAINS DISTRIBUTIONS: The portfolios intend to make income and capital gains distributions, if any, on an annual basis. All distributions will be reinvested in additional shares of the portfolio at net asset value.

   USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

B. PAYMENTS TO RELATED PARTIES: Fortis Advisers, Inc., (Advisers), is the investment adviser for each series. Investment advisory and management fees are based on each series' average daily net assets and decrease in reduced percentages as average daily net assets increase.

   The following chart represents the annual fee percentages:

                                                                       Annual
                                                                     Investment
                                                                      Advisory
             Series                     Average Net Assets       and Management Fee
-----------------------------------------------------------------------------------
Money Market Series                For the first $500 million           .3%
                                   For assets over $500 million         .25%
U.S. Government Securities Series  For the first $50 million            .5%
                                   For assets over $50 million          .45%
Diversified Income Series          For the first $50 million            .5%
                                   For assets over $50 million          .45%
Global Bond Series                 For the first $100 million           .75%
                                   For assets over $100 million         .65%
High Yield Series                  For the first $250 million           .5%
                                   For assets over $250 million         .45%
Asset Allocation Series            For the first $250 million           .5%
                                   For assets over $250 million         .45%
Global Asset Allocation Series     For the first $100 million           .90%
                                   For assets over $100 million         .85%
Growth & Income Series             For the first $100 million           .7%
                                   For assets over $100 million         .6%
Global Growth Series               For the first $500 million           .7%
                                   For assets over $500 million         .6%
Growth Stock Series                For the first $100 million           .7%
                                   For assets over $100 million         .6%
International Stock Series         For the first $100 million           .85%
                                   For assets over $100 million         .80%
Aggressive Growth Series           For the first $100 million           .7%
                                   For assets over $100 million         .6%

   The Global Bond Series, Global Asset Allocation Series and International Stock Series have retained sub-advisers under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of each portfolio, subject to the general control of Advisers and the Board of Directors of the Fortis Series Fund, Inc. Pursuant to the sub-advisory agreements, each sub-adviser will regularly provide its respective portfolio with investment research, advice and supervision and furnish continuously an investment program for each portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities.

   From its advisory fee, Advisers pays the following fees to each of the sub-advisers:

                                                                         Annual
                                                                        Advisory
   Series             Sub-Adviser              Average Net Assets         Fee
--------------------------------------------------------------------------------
Global Bond    Mercury Asset Management   For the first $100 million      .35%
Series         International Ltd.         For assets over $100 million    .225%
Global Asset   Morgan Stanley Asset       For the first $100 million      .5%
Allocation     Management Limited         For assets over $100 million    .4%
Series
International  Lazard-Freres Asset        For the first $100 million      .45%
Stock Series   Management                 For assets over $100            .375%
                                          million.

   For the year ended December 31, 1995, legal fees and expenses were paid as follows to a law firm of which the secretary of the fund is a partner.

          Series                                              Amount
          -----------------------------------------------------------
          Money Market Series...............................  $ 1,750
          U.S. Government Securities Series.................    4,800
          Diversified Income Series.........................    5,500
          Global Bond Series................................   16,745
          High Yield Series.................................    1,000
          Asset Allocation Series...........................   12,500
          Global Asset Allocation Series....................   12,500
          Growth & Income Series............................    1,000
          Global Growth Series..............................    5,664
          Growth Stock Series...............................   15,600
          International Stock Series........................   12,000
          Aggressive Growth Series..........................      600

C. FORWARD FOREIGN CURRENCY CONTRACTS: At December 31, 1995, the Global Bond Series, the Global Asset Allocation Series and the International Stock Series entered into forward foreign currency

--------------------------------------------------------------------------------
   exchange contracts that obligated the Series to deliver/receive currencies at a specified future date. The unrealized appreciation (depreciation) of $82,475, $14,026 and $(564), respectively, on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

   GLOBAL BOND SERIES
   -------------------------------------------------------------------------------------
                                        U.S. Dollar                         U.S. Dollar
                      Currency To       Value As Of       Currency To       Value As Of
    Settle Date      Be Delivered      Dec. 31, 1995      Be Received      Dec. 31, 1995
   -------------------------------------------------------------------------------------
   Jan. 18, 1996        860,000         $ 1,333,275        1,350,200        $ 1,350,200
                     British Pound                        U.S. Dollar
                       Sterling
   Jan. 18, 1996       6,600,000          1,188,469        1,193,866          1,193,866
                     Danish Krone                         U.S. Dollar
   Jan. 18, 1996        576,099             401,847         645,000             402,236
                     Deutsche Mark                        Netherland
                                                            Guilder
   Jan. 18, 1996       5,775,000          4,028,242        4,089,720          4,089,720
                     Deutsche Mark                        U.S. Dollar
   Jan. 18, 1996       6,900,000          1,408,428        1,399,212          1,399,212
                     French Franc                         U.S. Dollar
   Jan. 18, 1996        870,000             542,550         555,294             555,294
                      Netherland                          U.S. Dollar
                        Guilder
   Jan. 18, 1996        440,000             440,000        2,190,540            447,133
                      U.S. Dollar                        French Franc
   Jan. 18, 1996        670,000             670,000        1,082,519            675,083
                      U.S. Dollar                         Netherland
                                                            Guilder
   Jan. 18, 1996        680,000             680,000        3,797,800            683,874
                      U.S. Dollar                        Danish Krone
   Jan. 18, 1996        751,728             751,728         491,231             761,565
                      U.S. Dollar                        British Pound
                                                           Sterling
   Jan. 18, 1996       1,800,000          1,800,000        2,598,120          1,812,269
                      U.S. Dollar                        Deutsche Mark
   Jan. 18, 1996       1,940,000          1,940,000       195,552,000         1,896,562
                      U.S. Dollar                        Japanese Yen
                                       -------------                       -------------
                                        $15,184,539                         $15,267,014
                                       -------------                       -------------

   GLOBAL ASSET ALLOCATION SERIES
   ------------------------------------------------------------------------
                     Currency    U.S. Dollar                   U.S. Dollar
                        To       Value As Of                   Value As Of
                        Be         Dec. 31,      Currency To     Dec. 31,
    Settle Date     Delivered        1995        Be Received       1995
   ------------------------------------------------------------------------
   Feb. 13, 1996      93,525      $   93,525       150,000      $   93,593
                       U.S.                      Netherland
                      Dollar                       Guilder
   Feb. 13, 1996     400,000         249,581       252,159         252,159
                    Netherland                   U.S. Dollar
                     Guilder
   Feb. 14, 1996    12,000,000       116,653       121,298         121,298
                     Japanese                    U.S. Dollar
                       Yen
   Feb. 20, 1996     400,000         278,979       285,714         285,714
                     Deutsche                    U.S. Dollar
                       Mark
                                 ------------                  ------------
                                  $  738,738                    $  752,764
                                 ------------                  ------------

   INTERNATIONAL STOCK SERIES
   ------------------------------------------------------------------------------
                    Currency      U.S. Dollar                        U.S. Dollar
                     To Be        Value As Of     Currency To Be     Value As Of
    Settle Date    Delivered     Dec. 31, 1995       Received       Dec. 31, 1995
   ------------------------------------------------------------------------------
   Jan. 2, 1996      40,298       $   40,298        4,904,218        $   40,425
                      U.S.                        Spanish Peseta
                     Dollar
   Jan. 3, 1996      17,489           17,489        2,121,787            17,490
                      U.S.                        Spanish Peseta
                     Dollar
   Jan. 3, 1996      60,500           60,500         334,062             60,280
                      U.S.                         Danish Krone
                     Dollar
   Jan. 3, 1996     101,384          101,384         670,980            101,246
                      U.S.                        Swedish Krona
                     Dollar
   Jan. 3, 1996      71,409           71,409          45,798             71,106
                      U.S.                        British Pound
                     Dollar                          Sterling
   Jan. 4, 1996      29,595           29,595          19,177             29,774
                      U.S.                        British Pound
                     Dollar                          Sterling
   Jan. 4, 1996      61,242           61,242          87,527             61,153
                      U.S.                        Deutsche Mark
                     Dollar
   Jan. 4, 1996      7,191             4,701          4,675               4,675
                      New                          U.S. Dollar
                    Zealand
                     Dollar
   Jan. 5, 1996      11,363           11,363        1,170,352            11,346
                      U.S.                         Japanese Yen
                     Dollar
   Jan. 5, 1996      60,731           60,731          39,066             60,653
                      U.S.                        British Pound
                     Dollar                          Sterling
                                 -------------                      -------------
                                  $  458,712                         $  458,148
                                 -------------                      -------------

D. At the special shareholders' meeting of June 13, 1995, shareholders of the Global Bond Series approved a fundamental investment policy change, which classifies the Series as a non-diversified investment company effective July 3, 1995.

E. NET ASSETS INCLUDE UNDISTRIBUTED NET INVESTMENT INCOME OF:

                                                    YEAR ENDED DECEMBER 31,
                                                    -----------------------
                                                          1995         1994
---------------------------------------------------------------------------
Money Market Series                                 $2,222,937  $ 1,570,828
U.S. Government Securities Series                   11,853,720        8,670
Diversified Income Series                            8,212,963        3,947
Global Bond Series                                          --           --
High Yield Series                                       30,053          153
Asset Allocation Series                                135,184        5,045
Global Asset Allocation Series                             690           --
Growth & Income Series                                  22,271        3,393
Global Growth Series                                    27,390           --
Growth Stock Series                                     28,730          713
International Stock Series                              12,900           --
Aggressive Growth Series                                    --          106

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------

F. SHARES OF CAPITAL STOCK SOLD AND REPURCHASED

                                                    SHARES ISSUED AS A
                                                          RESULT
                                                      OF REINVESTED                              NET INCREASE (DECREASE)
                                SHARES SOLD             DIVIDENDS          SHARES REPURCHASED           OF SHARES
                           ----------------------  --------------------  ----------------------  -----------------------
                                 1995        1994      1995        1994        1995        1994         1995        1994
------------------------------------------------------------------------------------------------------------------------
Money Market Series         3,402,945   5,534,894   151,377          --  (3,910,030) (4,121,372)    (355,708)  1,413,522
U.S. Government
Securities Series           1,003,644   1,374,168       873   1,513,371  (3,010,238) (6,042,060)  (2,005,721) (3,154,521)
Diversified Income Series     634,079   2,249,744       360     755,986  (1,139,383) (1,315,724)    (504,944)  1,690,006
Global Bond Series          1,347,679          --    61,377          --    (241,825)         --    1,167,231          --
High Yield Series           1,501,657   1,585,268   251,886      66,657    (312,519)   (204,331)   1,441,024   1,447,594
Asset Allocation Series     2,038,210   4,552,973   831,716     725,867    (605,840)   (535,631)   2,264,086   4,743,209
Global Asset Allocation
Series                      1,752,325          --    48,124          --     (42,702)         --    1,757,747          --
Growth & Income Series      3,028,308   1,622,064    79,311      16,661     (85,117)    (22,377)   3,022,502   1,616,348
Global Growth Series        1,889,132   6,209,644    70,385      79,949    (695,692)   (476,944)   1,263,825   5,812,649
Growth Stock Series         2,352,546   4,372,727    86,651     125,651    (614,975)   (701,569)   1,824,222   3,796,809
International Stock
Series                      1,894,172          --    26,914          --     (29,018)         --    1,892,068          --
Aggressive Growth Series    2,658,950   1,500,811    13,701       5,595    (349,765)   (125,682)   2,322,886   1,380,724

--------------------------------------------------------------------------------

G. FINANCIAL HIGHLIGHTS Selected per share historical data for each of the Series is presented based upon average fund shares outstanding.

                                                                Year Ended December 31,
                                                     ----------------------------------------------
MONEY MARKET SERIES                                     1995      1994      1993      1992     1991
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period..............   $ 10.63   $ 10.23   $ 10.21   $ 10.15   $10.19
                                                     -------   -------   -------   -------   ------
Operations:
  Investment income - net.........................       .60       .41       .28       .36      .62
  Net realized and unrealized gains (losses) on
    investments...................................        --      (.01)      .02       .06     (.02)
                                                     -------   -------   -------   -------   ------
Total from operations.............................       .60       .40       .30       .42      .60
                                                     -------   -------   -------   -------   ------
Distributions to shareholders:
  From investment income - net....................      (.40)       --      (.28)     (.36)    (.64)
                                                     -------   -------   -------   -------   ------
Net asset value, end of period....................   $ 10.83   $ 10.63   $ 10.23   $ 10.21   $10.15
                                                     -------   -------   -------   -------   ------
Total Return @....................................      5.71%     3.92%     2.77%     3.36%    5.91%
Net assets end of period (000s omitted)...........   $41,807   $44,833   $28,682   $27,528   $10,737
Ratio of expenses to average daily net assets.....       .40%      .40%      .44%      .46%     .55%
Ratio of net investment income to average daily
 net assets.......................................      5.44%     3.96%     2.74%     3.51%    5.74%
Portfolio turnover rate...........................       N/A*      N/A*      N/A*      N/A*     N/A*

   * Pursuant to Rule 2a-7 under the Investment Company Act of 1940, the portfolio turnover rate is not applicable.
   @ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.

                                                                   Year Ended December 31,
                                                     ---------------------------------------------------
U.S. GOVERNMENT SECURITIES SERIES                        1995       1994       1993       1992      1991
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..............   $   9.40   $  10.94   $  10.73   $  10.77   $  9.80
                                                     --------   --------   --------   --------   -------
Operations:
  Investment income - net.........................        .70        .71        .74        .78       .77
  Net realized and unrealized gains (losses) on
    investments...................................       1.06      (1.54)       .46        .15       .98
                                                     --------   --------   --------   --------   -------
Total from operations.............................       1.76       (.83)      1.20        .93      1.75
                                                     --------   --------   --------   --------   -------
Distributions to shareholders:
  From investment income - net....................         --       (.71)      (.74)      (.78)     (.78)
  From net realized gains.........................         --         --       (.24)      (.19)       --
  Excess distributions of net realized gains......         --         --       (.01)        --        --
                                                     --------   --------   --------   --------   -------
Total distributions to shareholders...............         --       (.71)      (.99)      (.97)     (.78)
                                                     --------   --------   --------   --------   -------
Net asset value, end of period....................   $  11.16   $   9.40   $  10.94   $  10.73   $ 10.77
                                                     --------   --------   --------   --------   -------
Total Return @....................................      18.78%     (6.44%)     9.45%      6.14%    14.36%
Net assets end of period 000s omitted)............   $182,687   $172,656   $235,588   $132,683   $49,751
Ratio of expenses to average daily net assets.....        .53%       .53%       .52%       .57%      .64%
Ratio of net investment income to average daily
 net assets.......................................       6.78%      6.87%      6.49%      7.10%     7.57%
Portfolio turnover rate...........................        115%       187%       141%       135%       77%

   @ These are the portfolios total returns during the period, including reinvestment of all dividend and and capital gains distributions.

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------

G. FINANCIAL HIGHLIGHTS (continued): Selected per share historical data for each of the Series is presented based upon average fund shares outstanding.

                                                                 Year Ended December 31,
                                                     -----------------------------------------------
DIVERSIFIED INCOME SERIES                                1995      1994      1993      1992     1991
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period..............   $  10.40   $ 11.93   $ 11.34   $ 11.22   $10.40
                                                     --------   -------   -------   -------   ------
Operations:
  Investment income - net.........................        .88       .87       .87       .82      .81
  Net realized and unrealized gains (losses) on
    investments...................................        .92     (1.53)     1.03       .33      .87
                                                     --------   -------   -------   -------   ------
Total from operations.............................       1.80      (.66)     1.90      1.15     1.68
                                                     --------   -------   -------   -------   ------
Distribution to shareholders:
  From investment income - net....................         --      (.87)     (.87)     (.81)    (.86)
  From net realized gains.........................         --        --      (.01)     (.01)      --
  Excess distributions of net realized gains......         --        --      (.43)     (.21)      --
                                                     --------   -------   -------   -------   ------
Total distributions to shareholders...............         --      (.87)    (1.31)    (1.03)    (.86)
                                                     --------   -------   -------   -------   ------
Net asset value, end of period....................   $  12.20   $ 10.40   $ 11.93   $ 11.34   $11.22
                                                     --------   -------   -------   -------   ------
Total Return @....................................      17.26%    (5.22%)   12.76%     7.08%   14.68%
Net assets end of period (000s omitted)...........   $109,120   $98,314   $92,589   $28,490   $8,503
Ratio of expenses to average daily net assets.....        .55%      .55%      .57%      .67%     .75%
Ratio of net investment income to average daily
 net assets.......................................       7.78%     7.59%     7.15%     7.08%    7.42%
Portfolio turnover rate...........................        139%      142%      125%       83%      25%

   @ These are the portfolios total returns during the period, including reinvestment of all dividend and and capital gains distributions.

GLOBAL BOND SERIES                                    1995**
------------------------------------------------------------
Net asset value, beginning of period..............   $ 10.00
                                                     -------
Operations:
  Investment income - net.........................       .54
  Net realized and unrealized gains (losses) on
    investments...................................      1.52
                                                     -------
Total from operations.............................      2.06
                                                     -------
Distribution to shareholders:
  From investment income - net....................      (.54)
  From net realized gains.........................      (.22)
                                                     -------
Total distributions to shareholders...............      (.76)
                                                     -------
Net asset value, end of period....................   $ 11.30
                                                     -------
Total Return @....................................     19.02%
Net assets end of period (000s omitted)...........   $13,187
Ratio of expenses to average daily net assets.....      1.28%*
Ratio of net investment income to average daily
 net assets.......................................      5.01%*
Portfolio turnover rate...........................       184%

   * Annualized.
  ** For the Period January 3, 1995 (commencement of operations) to December 31,
     1995. The portfolio's inception was December 14, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until January 3, 1995. Information is not presented for the period from December 14, 1994, through January 3, 1995, as the portfolio's shares were not registered during that period.
   @ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.

--------------------------------------------------------------------------------

G. FINANCIAL HIGHLIGHTS (continued) Selected per share historical data for each of the Series is presented based upon average fund shares outstanding.

                                                        Year Ended
                                                       December 31,
                                                     -----------------
HIGH YIELD SERIES                                       1995    1994**
----------------------------------------------------------------------
Net asset value, beginning of period..............   $  9.47   $ 10.00
                                                     -------   -------
Operations:
  Investment income - net.........................      1.15       .71
  Net realized and unrealized gains (losses) on
    investments...................................       .30      (.53)
                                                     -------   -------
Total from operations.............................      1.45      (.18)
                                                     -------   -------
Distribution to shareholders:
  From investment income - net....................     (1.14)     (.71)
  Excess distribution of net realized gains.......      (.04)       --
                                                     -------   -------
Total distributions to shareholders...............     (1.18)     (.71)
                                                     -------   -------
Net asset value, end of period....................   $  9.74   $  9.47
                                                     -------   -------
Total Return @....................................     12.73%     (.75%)
Net assets end of period (000s omitted)...........   $28,129   $13,706
Ratio of expenses to average daily net assets.....       .63%      .75%*
Ratio of net investment income to average daily
 net assets.......................................     11.30%    10.44%*
Portfolio turnover rate...........................       130%       20%

   * Annualized.
  ** For the Period May 2, 1994 (commencement of operations) to December 31,
     1994. The portfolio's inception was April 26, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 2, 1994. Information is not presented for the period from April 26, 1994, through May 2, 1994, as the portfolio's shares were not registered during that period.
   @ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.

                                                                            Year Ended December 31,
                                                            -------------------------------------------------------
ASSET ALLOCATION SERIES                                        1995        1994        1993        1992        1991
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period...................     $ 13.56     $ 14.14     $ 13.28     $ 12.81     $ 10.37
                                                            -------     -------     -------     -------     -------
Operations:
  Investment income - net..............................         .65         .56         .52         .62         .59
  Net realized and unrealized gains (losses) on
    investments........................................        2.35        (.58)        .92         .47        2.43
                                                            -------     -------     -------     -------     -------
Total from operations..................................        3.00        (.02)       1.44        1.09        3.02
                                                            -------     -------     -------     -------     -------
Distribution to shareholders:
  From investment income - net.........................        (.64)       (.56)       (.52)       (.62)       (.58)
  From net realized gains..............................        (.02)         --        (.06)         --          --
                                                            -------     -------     -------     -------     -------
Total distributions to shareholders....................        (.66)       (.56)       (.58)       (.62)       (.58)
                                                            -------     -------     -------     -------     -------
Net asset value, end of period.........................     $ 15.90     $ 13.56     $ 14.14     $ 13.28     $ 12.81
                                                            -------     -------     -------     -------     -------
Total Return @.........................................       21.97%       (.31%)      9.79%       6.95%      27.65%
Net assets end of period (000s omitted)................     $341,511    $260,593    $204,603    $89,076     $31,821
Ratio of expenses to average daily net assets..........         .55%        .56%        .56%        .60%        .70%
Ratio of net investment income to average daily net
 assets................................................        4.25%       4.05%       3.72%       4.78%       5.04%
Portfolio turnover rate................................          98%         73%         74%         54%         42%

   @ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------

G. FINANCIAL HIGHLIGHTS (continued): Selected per share historical data for each of the Series is presented based upon average fund shares outstanding.

GLOBAL ASSET ALLOCATION SERIES                           1995**
---------------------------------------------------------------
Net asset value, beginning of period..............     $  10.00
                                                       --------
Operations:
  Investment income - net.........................          .35
  Net realized and unrealized gains (losses) on
    investments...................................         1.55
                                                       --------
Total from operations.............................         1.90
                                                       --------
Distribution to shareholders:
  From investment income - net....................         (.34)
  From net realized gains.........................         (.14)
                                                       --------
Total distributions to shareholders...............         (.48)
                                                       --------
Net asset value, end of period....................     $  11.42
                                                       --------
Total Return @....................................        17.47%
Net assets end of period (000s omitted)...........     $ 20,080
Ratio of expenses to average daily net assets.....         1.28%*
Ratio of net investment income to average daily
 net assets.......................................         3.26%*
Portfolio turnover rate...........................           44%

   * Annualized.
  ** For the Period January 3, 1995 (commencement of operations) to December 31,
     1995. The portfolio's inception was December 14, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until January 3, 1995. Information is not presented for the period from December 14, 1994, through January 3, 1995, as the portfolio's shares were not registered during that period.
   @ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.

                                                       Year Ended December
                                                               31,
                                                       --------------------
GROWTH & INCOME SERIES                                     1995      1994**
---------------------------------------------------------------------------
Net asset value, beginning of period..............     $  10.07    $ 10.00
                                                       --------    --------
Operations:
  Investment income - net.........................          .33        .21
  Net realized and unrealized gains (losses) on
    investments...................................         2.76        .07
                                                       --------    --------
Total from operations.............................         3.09        .28
                                                       --------    --------
Distribution to shareholders:
  From investment income - net....................         (.33)      (.21 )
                                                       --------    --------
Net asset value, end of period....................     $  12.83    $ 10.07
                                                       --------    --------
Total Return @....................................        29.70%      1.74%
Net assets end of period (000s omitted)...........     $ 59,533    $16,276
Ratio of expenses to average daily net assets.....          .80%       .86%*
Ratio of net investment income to average daily
 net assets.......................................         2.86%      3.12%*
Portfolio turnover rate...........................           17%         2%

   * Annualized.
  ** For the Period May 2, 1994 (commencement of operations) to December 31,
     1994. The portfolio's inception was April 26, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 2, 1994. Information is not presented for the period from April 26, 1994, through May 2, 1994, as the portfolio's shares were not registered during that period.
   @ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.

--------------------------------------------------------------------------------

G. FINANCIAL HIGHLIGHTS (continued): Selected per share historical data for each of the Series is presented based upon average fund shares outstanding.

                                                                      Year Ended December 31,
                                                            -------------------------------------------
GLOBAL GROWTH SERIES                                           1995        1994        1993      1992**
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period...................     $ 12.31     $ 12.77     $ 10.86     $  9.82
                                                            -------     -------     -------     -------
Operations:
  Investment income - net..............................         .09         .10         .06         .05
  Net realized and unrealized gains (losses) on
    investments........................................        3.66        (.46)       1.91        1.04
                                                            -------     -------     -------     -------
Total from operations..................................        3.75        (.36)       1.97        1.09
                                                            -------     -------     -------     -------
Distribution to shareholders:
  From investment income - net.........................        (.09)       (.10)       (.06)       (.05)
                                                            -------     -------     -------     -------
Net asset value, end of period.........................     $ 15.97     $ 12.31     $ 12.77     $ 10.86
                                                            -------     -------     -------     -------
Total Return @.........................................       30.49%      (2.98%)     17.92%      10.88%
Net assets end of period (000s omitted)................     $207,913    $144,647    $75,882     $11,091
Ratio of expenses to average daily net assets..........         .80%        .81%       1.02%       1.22%*
Ratio of net investment income to average daily net
 assets................................................         .64%        .82%        .53%        .73%*
Portfolio turnover rate................................          29%         20%         19%         21%

   * Annualized.
  ** For the Period May 1, 1992 (commencement of operations) to December 31,
     1992. The portfolio's inception was April 13, 1992, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1992. Information is not presented for the period from April 13, 1992, through May 1, 1992, as the portfolio's shares were not registered during that period.
   @ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.

                                                                            Year Ended December 31,
                                                            -------------------------------------------------------
GROWTH STOCK SERIES                                            1995        1994        1993        1992        1991
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period...................     $ 22.11     $ 22.92     $ 21.15     $ 20.68     $ 13.57
                                                            -------     -------     -------     -------     -------
Operations:
  Investment income - net..............................         .13         .18         .09         .18         .22
  Net realized and unrealized gains (losses) on
    investments........................................        5.98        (.81)       1.77         .47        7.11
                                                            -------     -------     -------     -------     -------
Total from operations..................................        6.11        (.63)       1.86         .65        7.33
                                                            -------     -------     -------     -------     -------
Distribution to shareholders:
  From investment income - net.........................        (.13)       (.18)       (.09)       (.18)       (.22)
                                                            -------     -------     -------     -------     -------
Net asset value, end of period.........................     $ 28.09     $ 22.11     $ 22.92     $ 21.15     $ 20.68
                                                            -------     -------     -------     -------     -------
Total Return @.........................................       27.66%      (2.82%)      8.78%       2.94%      53.50%
Net assets end of period (000s omitted)................     $530,945    $377,483    $304,293    $188,172    $100,690
Ratio of expenses to average daily net assets..........         .67%        .68%        .69%        .76%        .81%
Ratio of net investment income to average daily net
 assets................................................         .51%        .81%        .46%        .92%       1.28%
Portfolio turnover rate................................          20%         19%         26%         24%         31%

   @ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------

G. FINANCIAL HIGHLIGHTS (continued): Selected per share historical data for each of the Series is presented based upon average fund shares outstanding.

INTERNATIONAL STOCK SERIES                                   1995**
-------------------------------------------------------------------
Net asset value, beginning of period...................     $ 10.00
                                                            -------
Operations:
  Investment income - net..............................         .14
  Net realized and unrealized gains (losses) on
    investments........................................        1.38
                                                            -------
Total from operations..................................        1.52
                                                            -------
Distribution to shareholders:
  From investment income - net.........................        (.09)
  From net realized gains..............................        (.16)
                                                            -------
Total distributions to shareholders....................        (.25)
                                                            -------
Net asset value, end of period.........................     $ 11.27
                                                            -------
Total Return @.........................................       14.35%
Net assets end of period (000s omitted)................     $21,327
Ratio of expenses to average daily net assets..........        1.14%*
Ratio of net investment income to average daily net
 assets................................................        1.41%*
Portfolio turnover rate................................          39%

   * Annualized.
  ** For the Period January 3, 1995 (commencement of operations) to December 31,
     1995. The portfolio's inception was December 14, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until January 3, 1995. Information is not presented for the period from December 14, 1994, through January 3, 1995, as the portfolio's shares were not registered during that period.
   @ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.

                                                            Year Ended December
                                                                    31,
                                                            -------------------
AGGRESSIVE GROWTH SERIES                                       1995      1994**
-------------------------------------------------------------------------------
Net asset value, beginning of period...................     $  9.80     $10.03
                                                            -------     -------
Operations:
  Investment income - net..............................         .07        .08
  Net realized and unrealized gains (losses) on
    investments........................................        2.88       (.23 )
                                                            -------     -------
Total from operations..................................        2.95       (.15 )
                                                            -------     -------
Distribution to shareholders:
  From investment income - net.........................        (.07)      (.08 )
                                                            -------     -------
Net asset value, end of period.........................     $ 12.68     $ 9.80
                                                            -------     -------
Total Return @.........................................       29.89%     (1.89%)
Net assets end of period (000s omitted)................     $46,943     $13,526
Ratio of expenses to average daily net assets..........         .81%       .88%*
Ratio of net investment income to average daily net
 assets................................................         .58%      1.24%*
Portfolio turnover rate................................          21%         5%

   * Annualized.
  ** For the Period May 2, 1994 (commencement of operations) to December 31,
     1994. The portfolio's inception was April 26, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 2, 1994. Information is not presented for the period from April 26, 1994, through May 2, 1994, as the portfolio's shares were not registered during that period.
   @ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

Fortis Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of Money Market Series, U.S. Government Securities Series, Diversified Income Series, Global Bond Series, High Yield Series, Asset Allocation Series, Global Asset Allocation Series, Growth & Income Series, Global Growth Series, Growth Stock Series, International Stock Series and Aggressive Growth Series (series within Fortis Series Fund, Inc.) as of December 31, 1995 and the related statements of operations, statement of changes in net assets and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Money Market Series, U.S. Government Securities Series, Diversified Income Series, Global Bond Series, High Yield Series, Asset Allocation Series, Global Asset Allocation Series, Growth & Income Series, Global Growth Series, Growth Stock Series, International Stock Series and Aggressive Growth Series as of December 31, 1995 and the results of their operations, changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP

Minneapolis, Minnesota
February 9, 1996

DIRECTORS AND OFFICERS

DIRECTORS     Richard W. Cutting         CPA AND FINANCIAL CONSULTANT
              Allen R. Freedman          CHAIRMAN, CHIEF EXECUTIVE OFFICER AND
                                           PRESIDENT, FORTIS, INC. MANAGING
                                           DIRECTOR OF FORTIS INTERNATIONAL,
                                           N.V.
              Dr. Robert M. Gavin        PRESIDENT, MACALESTER COLLEGE
              Benjamin S. Jaffray        CHAIRMAN, SHEFFIELD GROUP, LTD.
              Jean L. King               PRESIDENT, COMMUNI-KING
              Dean C. Kopperud           CHIEF EXECUTIVE OFFICER AND DIRECTOR,
                                           FORTIS ADVISERS, INC. PRESIDENT AND
                                           DIRECTOR, FORTIS INVESTORS, INC.
                                           SENIOR VICE PRESIDENT AND DIRECTOR,
                                           FORTIS BENEFITS INSURANCE COMPANY,
                                           SENIOR VICE PRESIDENT AND DIRECTOR,
                                           TIME INSURANCE COMPANY
              Edward M. Mahoney          PRIOR TO JANUARY, 1995, CHAIRMAN AND
                                           CHIEF EXECUTIVE OFFICER, FORTIS
                                           ADVISERS, INC. AND FORTIS INVESTORS,
                                           INC.
              Robb L. Prince             PRIOR TO JULY, 1995, VICE PRESIDENT AND
                                           TREASURER, JOSTENS, INC.
              Leonard J. Santow          PRINCIPAL, GRIGGS & SANTOW, INC.
              Joseph M. Wikler           INVESTMENT CONSULTANT AND PRIVATE
                                           INVESTOR, PRIOR TO JANUARY, 1994,
                                           DIRECTOR OF RESEARCH, CHIEF
                                           INVESTMENT OFFICER, PRINCIPAL, AND
                                           DIRECTOR, THE ROTHSCHILD CO.

OFFICERS

Dean C. Kopperud
  PRESIDENT AND DIRECTOR
Robert W. Beltz, Jr.
  VICE PRESIDENT
James S. Byrd
  VICE PRESIDENT
Charles J. Dudley
  VICE PRESIDENT
Thomas D. Gualdoni
  VICE PRESIDENT
Maroun M. Hayek
  VICE PRESIDENT
Howard G. Hudson
  VICE PRESIDENT
Robert C. Lindberg
  VICE PRESIDENT
Larry A. Medin
  VICE PRESIDENT
Kevin J. Michels
  VICE PRESIDENT
Jon H. Nicholson
  VICE PRESIDENT
Fred Obser
  VICE PRESIDENT
Dennis M. Ott
  VICE PRESIDENT
David A. Peterson
  VICE PRESIDENT
Nicholas L. M. de Peyster
  VICE PRESIDENT
Stephen M. Poling
  VICE PRESIDENT
Stephen M. Rickert
  VICE PRESIDENT
Richard P. Roche
  VICE PRESIDENT
Anthony Rotondi
  VICE PRESIDENT
Rhonda Schwartz
  VICE PRESIDENT
Keith R. Thomson
  VICE PRESIDENT
Christopher J. Woods
  VICE PRESIDENT
Gary N. Yalen
  VICE PRESIDENT
Michael J. Radmer
  SECRETARY
Tamara L. Fagely
  TREASURER

INVESTMENT MANAGER, REGISTRAR   Fortis Advisers, Inc.
AND TRANSFER AGENT              BOX 64284, ST. PAUL, MINNESOTA 55164

PRINCIPAL UNDERWRITER           Fortis Investors, Inc.
                                BOX 64284, ST. PAUL, MINNESOTA 55164

CUSTODIAN                       First Bank National Association
                                MINNEAPOLIS, MINNESOTA

GENERAL COUNSEL                 Dorsey & Whitney P.L.L.P.
                                MINNEAPOLIS, MINNESOTA

INDEPENDENT AUDITORS            KPMG Peat Marwick LLP
                                MINNEAPOLIS, MINNESOTA

The use of this material is authorized only when preceded or accompanied by a prospectus.

Fortis Financial Group


     Fortis Financial Group (FFG) is a premier provider of insurance and investment portfolios whose fund manager, Fortis Advisers, Inc., has established a nationwide reputation for money management. Through Fortis Investors, Inc., FFG offers mutual funds, annuities and variable universal life insurance. Traditional life insurance products are issued and underwritten by Time Insurance Company and Fortis Benefits Insurance Company.

     FFG is part of Fortis, Inc., a financial services company which owns or manages approximately $10 billion in assets. Fortis, Inc., is an affiliate of Fortis, a worldwide, diversified financial services group jointly owned by Fortis AMEV of the Netherlands and Fortis AG of Belgium with worldwide assets in excess of $125 billion.

     Like the Fortis name, which comes from the Latin for steadfast, our focus is on the long term in all we do: the relationships we build, the performance we seek, the service we provide and the products we offer.

[LOGO] For more information, call your investment representative at Fortis at
       (800) 800-2638.



[LOGO]
Fortis Financial Group
P.O. Box 64284
St. Paul, MN 55164

-----------------
Bulk Rate
US Postage
PAID
Permit No. 3794
Minneapolis, MN
-----------------


Fortis Series Fund, Inc.


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